485APOS		File Nos. 333-169265
Allianz Connections WF		811-05618
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	7	X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	324	X

(Check appropriate box or boxes.)
ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Depositor)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Depositor's Principal Executive Offices) (Zip Code)

(763) 765-2913
(Depositor's Telephone Number, including Area Code)

Stewart D. Gregg, Senior Securities Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check the appropriate box):
immediately upon filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b) of Rule 485
x		60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: April 30, 2012
Titles of Securities Being Registered: Individual Flexible Purchase Payment Variable Deferred Annuity Contracts

PART A – PROSPECTUS

THE ALLIANZ CONNECTIONSSM VARIABLE ANNUITY CONTRACT

ISSUED BY ALLIANZ LIFE® VARIABLE ACCOUNT B

AND ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

The information in this prospectus is not complete and may be changed. We cannot sell the Allianz Connections Variable Annuity pursuant to this prospectus until the Registration Statement containing this prospectus filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell the Contract and is not soliciting an offer to buy the Contract in any state where the offer or sale is not permitted.

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our).

The Base Contract offers you, the Owner, standard features including: a seven-year withdrawal charge period, multiple variable investment options (Investment Options) and annuitization options (Annuity Options), a free withdrawal privilege, and a death benefit (Traditional Death Benefit). The Contract offers optional benefits, for an additional charge:

Short Withdrawal Charge Option shortens the withdrawal charge period to four years. No Withdrawal Charge Option eliminates the withdrawal charge. Quarterly Value Death Benefit locks in any quarterly investment gains (Quarterly Anniversary Value) to potentially provide an increased death benefit.

If you select the No Withdrawal Charge Option or Quarterly Value Death Benefit, you must also select either Income Protector, Income Focus or Investment Protector (an Additional Required Benefit).

Income Protector provides guaranteed lifetime income (Lifetime Plus Payments) until annuitization. We base payments on a value (Benefit Base) that is at least equal to total Purchase Payments adjusted for withdrawals plus a quarterly simple interest increase (Annual Increase). Guarantees are subject to the claims paying ability of Allianz Life.

Income Focus provides guaranteed lifetime income (Income Focus Payments, which are similar to Lifetime Plus Payments) until annuitization. We base payments on a percentage of adjusted Purchase Payments, and that percentage can potentially increase by 1% each year if your Contract Value increases. You must be at least age 45 to select Income Focus.

Income Protector and Income Focus allow access to your investment value (Contract Value) and death benefit for a period of time after payments begin. Payments can begin as early as age 60 or as late as age 90. If you are required to annuitize your Contract as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments at least equal to the Income Protector or Income Focus payments you are then receiving as described in section 9, The Annuity Phase – When Annuity Payments Begin.

Investment Protector provides a level of protection for your principal and any annual investment gains (Target Value), on a future date if you hold the Contract for the required period.

If you select Income Protector, Income Focus or Investment Protector, we restrict your Investment Option selection and allocations and rebalance your Contract Value quarterly. Withdrawals reduce the guaranteed values provided by the Quarterly Value Death Benefit, Income Protector, Income Focus and Investment Protector, and may cause these benefits to end prematurely. For optional benefit availability, see section 11, Selection of Optional Benefits and check with your Financial Professional, the person who provided you advice regarding this Contract.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.

Allianz Life Variable Account B is the Separate Account that holds the assets that underlie the Contract. Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge, or on the EDGAR database on the SEC’s website (http://www.sec.gov). A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI’s table of contents appears after the Privacy and Security Statement in this prospectus. The prospectus, SAI and other Contract information are also available on the EDGAR database.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal. Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your Financial Professional about the Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Dated: April 30, 2012

Optional Benefits That Are No Longer Available

The prospectus appendices include information on features, charges and available Investment Options for the following benefits we no longer offer.

Appendix	Benefit No Longer Available	Available From	Available Through
C	Income Protector (05.11)	May 2, 2011	January 22, 2012
	Income Protector (01.12)	January 23, 2012	April 29, 2012
	Investment Protector (05.10)	May 2, 2011	January 22, 2012
D	Original Quarterly Value Death Benefit	May 2, 2011	April 29, 2012
Following are the currently available Investment Options. If you select Income Protector, Income Focus or Investment Protector, we restrict your Investment Option selection and allocations, and rebalance your Contract Value quarterly. See section 11.a, Income Protector, section 11.b, Income Focus and section 11.c, Investment Protector. Currently, all of the Investment Options below, except those with a(2) are available under the current version of Investment Protector. Investment Options with a(1) or a(2) below are available under the current version of Income Protector. Investment Options with a(2) below are available under Income Focus.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS
AZL Balanced Index StrategySM Fund
AZL FusionSM Balanced Fund
AZL FusionSM Conservative Fund
AZL FusionSM Growth Fund
AZL FusionSM Moderate Fund
AZL Growth Index StrategySM Fund
AZL MVP Balanced Index Strategy Fund(1),(2)
AZL MVP BlackRock Global Allocation Fund(1),(2)
AZL MVP Fusion Balanced Fund(1),(2)
AZL MVP Fusion Moderate Fund(1),(2)
AZL MVP Growth Index Strategy Fund(1),(2)
AZL MVP Invesco Equity and Income Fund(1),(2)
ALLIANZ GLOBAL INVESTORS CAPITAL
AZL® Allianz AGIC Opportunity Fund
BLACKROCK
AZL® BlackRock Capital Appreciation Fund
AZL® International Index Fund
AZL® Mid Cap Index Fund
AZL® Money Market Fund(1)
AZL® S&P 500 Index Fund
AZL® Small Cap Stock Index Fund
BlackRock Global Allocation V.I. Fund
COLUMBIA
AZL® Columbia Mid Cap Value Fund
AZL® Columbia Small Cap Value Fund
DAVIS
AZL® Davis New York Venture Fund
Davis VA Financial Portfolio
DREYFUS
AZL® Dreyfus Equity Growth Fund
EATON VANCE
AZL® Eaton Vance Large Cap Value Fund
FIDELITY
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio

FRANKLIN TEMPLETON
AZL® Franklin Small Cap Value Fund
AZL® Franklin Templeton Founding Strategy Plus Fund
Franklin High Income Securities Fund
Franklin Income Securities Fund(1)
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund(1)
Mutual Shares Securities Fund
Templeton Global Bond Securities Fund(1)
Templeton Growth Securities Fund
GATEWAY
AZL® Gateway Fund
INVESCO
AZL® Invesco Equity and Income Fund
AZL® Invesco Growth and Income Fund
AZL® Invesco International Equity Fund
J.P. MORGAN
AZL® JPMorgan International Opportunities Fund
AZL® JPMorgan U.S. Equity Fund
MFS
AZL® MFS Investors Trust Fund
MORGAN STANLEY
AZL® Morgan Stanley Global Real Estate Fund
AZL® Morgan Stanley Mid Cap Growth Fund
PIMCO
PIMCO EqS Pathfinder Portfolio
PIMCO VIT All Asset Portfolio(1)
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio(1)
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio(1)
PIMCO VIT Real Return Portfolio(1)
PIMCO VIT Total Return Portfolio(1)
PIMCO VIT Unconstrained Bond Portfolio(1)
SCHRODER
AZL® Schroder Emerging Markets Equity Fund
TURNER
AZL® Turner Quantitative Small Cap Growth Fund

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

TABLE OF CONTENTS

Glossary		4	8.	Access to Your Money	34
Fee Tables		7		Free Withdrawal Privilege	35
	Owner Transaction Expenses	7		Systematic Withdrawal Program	35
	Owner Periodic Expenses	7		The Minimum Distribution Program and Required
	Annual Operating Expenses of the Investment Options	8		Minimum Distribution (RMD) Payments	36
	Examples	9		Waiver of Withdrawal Charge Benefit	36
1.	The Variable Annuity Contract	10		Suspension of Payments or Transfers	36
	State Specific Contract Restrictions	11	9.	The Annuity Phase	37
	When the Contract Ends	11		Calculating Your Annuity Payments	37
2.	Ownership, Annuitants, Covered Persons, and Payees	11		Variable or Fixed Annuity Payments	37
	Owner	11		Annuity Payment Options	38
	Joint Owner	11		When Annuity Payments Begin	38
	Annuitant	12		Partial Annuitization	39
	Beneficiary	12	10.	Death Benefit	40
	Covered Person(s)	13		Traditional Death Benefit	40
	Payee	14		Death of the Owner and/or Annuitant	40
	Assignment, Changes of Ownership and			Death Benefit Payment Options During the
	OtherTransfers of a Contract	14		Accumulation Phase	41
3.	Purchasing the Contract	15	11.	Selection of Optional Benefits	42
	Purchase Requirements	15		Replacing Optional Benefits	42
	Faxed Applications	16	11.a	Income Protector	44
	Allocation of Purchase Payments	16		Selecting Income Protector	44
	Automatic Investment Plan (AIP)	16		Removing Income Protector	44
	Dollar Cost Averaging (DCA) Program	17		Lifetime Plus Payment Overview	45
	Free Look/Right-to-Examine Period	17		Benefit Base	45
4.	Valuing Your Contract	18		Quarterly Anniversary Value	46
	Accumulation Units	18		Annual Increase	46
	Computing Contract Value	18		Requesting Lifetime Plus Payments	47
5.	Investment Options	19		Calculating Your Lifetime Plus Payments	48
	Substitution and Limitation on Further Investments	26		Automatic Annual Lifetime Plus Payment Increases	49
	Transfers Between Investment Options	26		Taxation of Lifetime Plus Payments	49
	Electronic Investment Ooption Transfer and			Investment Option Allocation and Transfer Restrictions
	Allocation Instructions	26		and Quarterly Rebalancing	50
	Excessive Trading and Market Timing	24		When Income Protector Ends	50
	Flexible Rebalancing Program	28	11.b	Income Focus	51
	Financial Advisers – Asset Allocation Programs	29		Selecting Income Focus	51
	Voting Privileges	29		Removing Income Focus	52
6.	Our General Account	29		Income Focus Payment Overview	52
7.	Expenses	30		Total Income Value	53
	Mortality and Expense Risk (M&E) Charge	30		Income Values	53
	Rider Charge	31		Income Value Percentages and Performance
	Contract Maintenance Charge	32		Increases	53
	Withdrawal Charge	32		Requesting Income Focus Payments	54
	Transfer Fee	34		Calculating Your Income Focus Payments	55
	Redemption/Short Term Trading Fee	34		Taxation of Income Focus Payments	56
	Premium Tax	34		Investment Option Allocation and Transfer
	Income Tax	34		Restrictions and Quarterly Rebalancing	57
	Investment Option Expenses	34		When Income Focus Ends	57

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

11.c	Investment Protector	58		Distribution	69
	Selecting Investment Protector	58		Additional Credits for Certain Groups	70
	Removing Investment Protector	59		Administration/Allianz Service Center	71
	Target Value Dates	59		Legal Proceedings	71
	Target Value	60		Financial Statements	71
	Investment Option Allocation and Transfer Restrictions			Status Pursuant to Securities Exchange Act of 1934	71
	and Quarterly Rebalancing	60	14.	Privacy and Security Statement	72
	When Investment Protector Ends	65	15.	Table of Contents of the Statement of Additional
11.d	Quarterly Value Death Benefit	65		Information (SAI)	73
11.e	Short Withdrawal Charge Option	66	Appendix A – Annual Operating Expenses for Each
11.f	No Withdrawal Charge Option	66		Investment Option	74
12.	Taxes	67	Appendix B – Effects of the Partial Withdrawals and
	Qualified and Non-Qualified Contracts	67		Lifetime Payments on the Values Available Under
	Taxation of Annuity Contracts	67		the Contract	76
	Taxation of Lifetime Payments	68	Appendix C – Previous Version of Income Protector and
	Tax-Free Section 1035 Exchanges	68		Investment Protector	77
13.	Other Information	69		Income Protector	77
	Allianz Life	69		Investment Protector	79
	The Separate Account	69	For Service or More Information		80
				Addresses for mailing checks	80

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.

Accumulation Phase – the initial phase of your Contract before you apply your total Contract Value to Annuity Payments. The Accumulation Phase begins on the Issue Date and may occur at the same time as the Annuity Phase if you take Partial Annuitizations.

Additional Required Benefit – an additional optional benefit you must select if you choose either the No Withdrawal Charge Option or Quarterly Value Death Benefit. The currently available Additional Required Benefits are Income Protector, Income Focus and Investment Protector.

Annual Increase – an amount used to determine the Benefit Base under Income Protector before Lifetime Plus Payments begin as discussed in section 11.a. If selected at issue, it is equal to total Purchase Payments adjusted for withdrawals plus a quarterly simple interest increase. We then reset this value to equal the current Contract Value if greater, and apply future quarterly simple interest to this reset value.

Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase if they take a Full Annuitization. There are restrictions on who can become an Annuitant.

Annuity Options – the annuity income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

Annuity Phase – the phase the Contract is in once Annuity Payments begin. This may occur at the same time as the Accumulation Phase if you apply part of your Contract Value to a Partial Annuitization.

Base Contract – the Contract without any optional benefits.

Beneficiary – unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Benefit Anniversary – a twelve-month anniversary of the Benefit Date, or any subsequent twelve-month Benefit Anniversary.

Benefit Base – the amount we use to determine the initial annual maximum Lifetime Plus Payment.

Benefit Date – the date you begin receiving Lifetime Plus Payments under Income Protector or Income Focus Payments under Income Focus.

Benefit Year – any period of twelve months beginning on the Benefit Date, or on a subsequent Benefit Anniversary.

Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Contract – the deferred annuity contract described by this prospectus.

Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent twelve-month Contract Anniversary.

Contract Value – on any Business Day, the sum of the values in your selected Investment Options. The Contract Value reflects the deduction of any contract maintenance charge, transfer fee, M&E charge and rider charge, but does not reflect the deduction of any withdrawal charge. It does not include amounts applied to a Partial Annuitization.

Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.

Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Lifetime Plus Payments or Income Focus Payments. There are restrictions on who can become a Covered Person.

Excess Withdrawal – if you select Income Protector or Income Focus, the amount of any withdrawal you take while you are receiving Lifetime Plus Payments or Income Focus Payments that, when added to other withdrawals taken during the Benefit Year, is greater than your annual maximum permitted payment. Excess Withdrawals reduce your Contract Value and any guaranteed values, and may end your Contract.

Financial Professional – the person who advises you regarding the Contract.

Full Annuitization – the application of the total Contract Value to Annuity Payments.

Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes provision of information on the correct form, with any required certifications or guarantees, received by the Service Center from the correct mailing address. If you have questions about the information we require, please contact the Service Center.

Income Date – the date we begin making Annuity Payments to the Payee from the Contract. Because the Contract allows for Partial Annuitizations, there may be multiple Income Dates.

Income Focus – an optional benefit available for an additional charge that is intended to provide a payment stream for life in the form of partial withdrawals. Income Focus provides no payment until the younger Covered Person is at least age 60.

Income Focus Payment – the payment we make to you under Income Focus based on Income Value(s) and their associated Income Value Percentages.

Income Protector – an optional benefit available for an additional charge that is intended to provide a payment stream for life in the form of partial withdrawals. Income Protector provides no payment until the younger Covered Person is at least age 60.

Income Value(s) – if you select Income Focus, we establish an Income Value for all Purchase Payments received in a specific time period that have the same associated Income Value Percentage as stated in section 11.b. We adjust each Income Value for subsequent withdrawals. A single Contract may have multiple Income Values. We use Income Value(s) to calculate the annual maximum Income Focus Payment.

Income Value Percentage(s) – a percentage we apply to each Income Value to determine the annual maximum Income Focus Payment. We establish a separate Income Value Percentage for each Income Value as discussed in section 11.b. The Income Value Percentage can potentially increase by 1% each year if your Contract Value increases.

Increase Base – an amount we use to determine the Annual Increase as discussed in section 11.a, Income Protector. If selected at issue, it is initially equal to total Purchase Payments adjusted for withdrawals. On Quarterly Anniversaries, if we reset the Annual Increase to equal the current Contract Value, we also reset the Increase Base to equal the current Contract Value.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Investment Options – the variable investments available to you under the Contract. Investment Option performance is based on the securities in which they invest.

Investment Protector – an optional benefit available for an additional charge. It is intended to provide a level of protection for your principal and any annual investment gains on a specific date in the future.

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date. We must receive your initial Purchase Payment and all necessary information before we issue the Contract.

Joint Owners – two Owners who own a Contract.

Lifetime Plus Payment – the payment we make to you under Income Protector based on the Benefit Base.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code.

No Withdrawal Charge Option – an optional benefit available for an additional charge that eliminates the Base Contract’s seven-year withdrawal charge. Also requires selection of an Additional Required Benefit.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Partial Annuitization – the application of only part of the Contract Value to Annuity Payments.

Payee – the person or entity who receives Annuity Payments during the Annuity Phase.

Performance Increase – a 1% annual increase to each Income Value Percentage if your annual Contract Value increases. A Performance Increase occurs for an Income Value Percentage only if it is associated with an Income Value we have had for at least one full Rider Year.

Purchase Payment – the money you put into the Contract.

Qualified Contract – a Contract purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

Quarterly Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

Quarterly Anniversary Value – the highest Contract Value on any Quarterly Anniversary before age 91, adjusted for subsequent Purchase Payments and withdrawals, used to determine Income Protector’s Benefit Base as discussed in section 11.a, and the Quarterly Value Death Benefit in section 11.d.

Quarterly Value Death Benefit – an optional benefit available for an additional charge that is intended to provide an increased death benefit. Also requires selection of an Additional Required Benefit.

Rider Anniversary – a twelve-month anniversary of the Rider Effective Date or any subsequent twelve-month Rider Anniversary.

Rider Anniversary Value – the highest Contract Value on any Rider Anniversary, adjusted for subsequent Purchase Payments and withdrawals, used to determine Investment Protector’s Target Value as discussed in section 11.c.

Rider Effective Date – the date shown on the Contract that starts the first Rider Year if you select Income Protector, Income Focus or Investment Protector. Rider Anniversaries and Rider Years are measured from the Rider Effective Date.

Rider Year – any period of twelve months beginning on the Rider Effective Date or a subsequent Rider Anniversary.

Separate Account – Allianz Life Variable Account B is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Service Center – the area of our Company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Short Withdrawal Charge Option – an optional benefit available for an additional charge that shortens the Base Contract’s withdrawal charge period to four years.

Target Value – if you select Investment Protector at issue, it is the greater of total Purchase Payments adjusted for withdrawals, or the Rider Anniversary Value multiplied by the current guarantee percentage that is available on each Target Value Date as stated in section 11.c.

Target Value Date – the date on which we guarantee your Contract Value cannot be less than the Target Value.

Total Income Value – the sum of all your individual Income Value(s). We use the Total Income Value to determine your Income Focus rider charge.

Traditional Death Benefit – the death benefit provided by the Base Contract.

Traditional Death Benefit Value – total Purchase Payments adjusted for withdrawals.

Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge.

FEE TABLES

These tables describe the fees and expenses you pay when purchasing, owning and taking a withdrawal from the Contract, or transferring Contract Value between Investment Options. For more information, see section 7, Expenses.

OWNER TRANSACTION EXPENSES

Withdrawal Charge During Your Contract’s Initial Phase, the Accumulation Phase(1)
(as a percentage of each Purchase Payment withdrawn)(2)

Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
	Base Contract(3)	Short Withdrawal Charge Option	No Withdrawal Charge Option
0	8.5%	8.5%	0%
1	8.5%	7.5%	0%
2	7.5%	5.5%	0%
3	6.5%	3%	0%
4	5%	0%	0%
5	4%	0%	0%
6	3%	0%	0%
7 years or more	0%	0%	0%

Transfer Fee(4)………………………………….......	$25
(for each transfer after twelve in a Contract Year)
Premium Tax(5)…………………………………...…	3.5%
(as a percentage of each Purchase Payment)
OWNER PERIODIC EXPENSES

Contract Maintenance Charge(6)………………...	$50
(per Contract per year)
(1)
The Contract provides a free withdrawal privilege that allows you to withdraw 10% of your total Purchase Payments annually without incurring a withdrawal charge as discussed in section 8, Access to Your Money – Free Withdrawal Privilege.

(2)	The Withdrawal Charge Basis is the amount subject to a withdrawal charge as discussed in section 7, Expenses – Withdrawal Charge.

(3)	In Mississippi, the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4%, 3% and 0% for the time periods referenced.

(4)
We count all transfers made in the same Business Day as one transfer. Program and benefit related transfers are not subject to the transfer fee and do not count against the free transfers we allow as discussed in section 7, Expenses – Transfer Fee. Transfers are subject to the market timing policies discussed in section 5, Investment Options – Excessive Trading and Market Timing.

(5)	Not currently deducted, but we reserve the right to do so in the future. This is the maximum charge we could deduct if we exercise this right as discussed in section 7, Expenses – Premium Tax.

(6)	Waived if the Contract Value is at least $100,000 as discussed in section 7, Expenses – Contract Maintenance Charge.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

CONTRACT ANNUAL EXPENSES

Mortality and Expense Risk (M&E) Charge(7) (as a percentage of each Investment Options’ net asset value)
Base Contract without optional benefits	1.15%
Base Contract with Quarterly Value Death Benefit(8)	1.45%
Base Contract with the Short Withdrawal Charge Option(9)	1.60%
Base Contract with the Short Withdrawal Charge Option and Quarterly Value Death Benefit(8),(10)	1.90%
Base Contract with the No Withdrawal Charge Option	1.75%
Base Contract with the No Withdrawal Charge Option and Quarterly Value Death Benefit(8)	2.05%

Rider Charge
	Maximum	Current(11)
Income Protector Single Lifetime Plus Payments (as a percentage of the Benefit Base) Joint Lifetime Plus Payments (as a percentage of the Benefit Base)	2.50% 2.75%	1.20% 1.20%
Income Focus Single Income Focus Payments (as a percentage of the Total Income Value) Joint Income Focus Payments (as a percentage of the Total Income Value)	2.75% 2.95%	1.30% 1.30%
Investment Protector (as a percentage of the Target Value)	2.50%	1.00%

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS

Following are the minimum and maximum total annual operating expenses charged by any of the Investment Options for the period ended December 31, 2010, before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option’s average daily net assets.

	Minimum	Maximum
Total annual Investment Option operating expenses(12) (including management fees, distribution or 12b-1 fees, and other expenses) before fee waivers and expense reimbursements	0.54%	1.70%
(7)
The Contract allows Partial Annuitization. After a Partial Annuitization, the M&E charge listed above applies to the net asset value remaining in the Accumulation Phase. If you select variable Annuity Payments the M&E charge is 1.15% of the net asset value in the Annuity Phase. If you select fixed Annuity Payments we do not assess the M&E charge during the Annuity Phase. See section 7, Expenses – Mortality and Expense Risk (M&E) Charge.

(8)
If you remove an Additional Required Benefit from your Contract without simultaneously replacing it, we no longer assess the additional 0.30% M&E charge for the Quarterly Value Death Benefit after the rider termination date.

(9)	The M&E charge reduces to 1.15% on the fourth Contract Anniversary.

(10)	The M&E charge reduces to 1.45% on the fourth Contract Anniversary.

(11)	The current rider charge may increase or decrease on each Quarterly Anniversary as discussed in section 7, Expenses – Rider Charge.

(12)
Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. Amounts may be different for each Investment Option. The maximum current fee is 0.25%. If these fees are deducted from Investment Option assets, they are reflected in the above table and disclosed in Appendix A. Appendix A contains annual operating expense details for each Investment Option.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

EXAMPLES

These examples are intended to help you compare the cost of investing in this Contract with the costs of other variable annuity contracts. These examples assume you make a $10,000 investment and your selected Investment Options earn a 5% annual return. They also assume the maximum potential fees and charges for each period and are not a representation of past or future expenses. Your Contract expenses may be more or less than the examples below, depending on the Investment Option(s) and optional benefits you select, and whether and when you take withdrawals.

We deduct the $50 contract maintenance charge in the examples at the end of each year during the Accumulation Phase and we may waive this charge under certain circumstances, as described in section 7, Expenses – Contract Maintenance Charge. A transfer fee may apply, but is not reflected in these examples (see section 7, Expenses – Transfer Fee).

All figures in the examples below reflect selection of Income Protector with joint Lifetime Plus Payments, which is the most expensive combination of benefits.

1)
If you surrender your Contract (take a full withdrawal) at the end of each time period. The 1 Year figures are for the Base Contract with the Short Withdrawal Charge Option and Quarterly Value Death Benefit (8.5% declining withdrawal charge, 1.90% M&E charge, and maximum rider charge of 2.75%). The 3 and 5 Years figures are for the Base Contract with Quarterly Value Death Benefit (8.5% declining withdrawal charge, 1.45% M&E charge, and maximum rider charge of 2.75%). The 10 Year figures are for the Base Contract with the No Withdrawal Charge Option and Quarterly Value Death Benefit (2.05% M&E charge and maximum rider charge of 2.75%).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.70% (the maximum Investment Option operating expense)	$1,537	$2,733	$3,883	$7,528
0.54% (the minimum Investment Option operating expense)	$1,426	$2,408	$3,366	$6,692
2)
If you apply your total Contract Value to Annuity Payments (take a Full Annuitization) at the end of each time period. The earliest available date Annuity Payments can begin (Income Date) is one year after the date we issue the Contract (Issue Date) for Florida, and two years after the Issue Date in all other states. All figures in this table are for the Base Contract with the No Withdrawal Charge Option and Quarterly Value Death Benefit (2.05% M&E charge and maximum rider charge of 2.75%).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.70% (the maximum Investment Option operating expense)	$ 702	$2,145	$3,637	$7,528
0.54% (the minimum Investment Option operating expense)	$ 590	$1,828	$3,138	$6,692

3)
If you do not surrender your Contract. All figures in this table are for the Base Contract with the No Withdrawal Charge Option and Quarterly Value Death Benefit (2.05% M&E charge and maximum rider charge of 2.75%).

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.70% (the maximum Investment Option operating expense)	$ 702	$2,145	$3,637	$7,528
0.54% (the minimum Investment Option operating expense)	$ 590	$1,828	$3,138	$6,692
No Contracts offered by this prospectus were sold in the year ending December 31, 2010. Therefore, we have not included any condensed financial information. We will provide condensed financial information when it becomes available.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

1.	THE VARIABLE ANNUITY CONTRACT

An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life), where you make payments to us and the money is invested in Investment Options available through the Contract. Depending on market conditions, your Contract can gain or lose value based on your selected Investment Options’ performance. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the payout option you select that is described in this prospectus. We do not make any changes to your Contract without your permission except as may be required by law.

The Contract has an Accumulation Phase and an Annuity Phase.

The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, your money is invested in the Investment Options you select on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 12, Taxes.) During the Accumulation Phase you can take withdrawals, and subject to certain restrictions, you can make additional Purchase Payments.

You can also select any one of the following optional benefits, if available.

•
Income Protector (see section 11.a) provides guaranteed lifetime income called Lifetime Plus Payments that can begin from age 60 to age 90.We base payments on the Benefit Base that is at least equal to the Annual Increase (total Purchase Payments adjusted for withdrawals plus a quarterly simple interest increase). You must be age 80 or younger to select Income Protector.

•
Income Focus (see section 11.b) provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90. We base payments on a percentage (Income Value Percentage) of each Income Value (Purchase Payments adjusted for withdrawals). Income Value Percentages can potentially increase by 1% each year if your Contract Value increases (Performance Increases). You must be age 45 to 80 to select Income Focus.

•
Investment Protector (see section 11.c) provides a Target Value (a level of protection for your principal and any annual investment gains) that is available on a future date if you hold the Contract for the required period. You must be age 80 or younger to select Investment Protector.

The Accumulation Phase ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•
The death of any Owner (or the Annuitant if the Contract is owned by a non-individual). The Accumulation Phase ends on the Business Day we first receive in Good Order at our Service Center the death benefit payment option and due proof of death, unless the surviving spouse continues the Contract.

A Business Day is any day the New York Stock Exchange is open, except when an Investment Option does not value its shares. A request is in “Good Order” when it contains all the information we require to process it. Our “Service Center” is the area of our Company that issues Contracts and provides Contract maintenance and routine customer service.

If you request Annuity Payments, your Contract enters the Annuity Phase. During the Annuity Phase we make regular periodic payments (Annuity Payments) based on the life of a person you choose (the Annuitant). We send Annuity Payments to you (the Payee). You can choose when Annuity Payments begin (the Income Date), subject to certain restrictions. We base Annuity Payments on your Contract Value and the payout rates for the Annuity Option you select. If you select variable Annuity Payments, your payments will change based on your selected Investment Options’ performance. If you select fixed Annuity Payments, your payments do not change unless an Annuitant dies. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 9, The Annuity Phase.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

STATE SPECIFIC CONTRACT RESTRICTIONS

If you purchase a Contract, it is subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. Features for which there may be state-specific Contract provisions may include the following.

•	The withdrawal charge schedule.

•	Availability of Investment Options, Annuity Options, endorsements, and/or riders.

•	Free look rights.

•	Selection of certain Income Dates.

•	Restrictions on your ability to make additional Purchase Payments.

•	Selection of certain assumed investment rates for variable Annuity Payments.

•	Our ability to restrict transfer rights.

All material state variations in the Contract are disclosed in this prospectus. If you would like more information regarding state-specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.

WHEN THE CONTRACT ENDS

The Contract ends when:

•	all applicable phases of the Contract (Accumulation Phase and/or Annuity Phase) have ended, and/or

•	all applicable death benefit payments have been made.

For example, if you purchase a Contract and later take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end even though the Annuity Phase never began and we did not make any death benefit payments.

2.	OWNERSHIP, ANNUITANTS, COVERED PERSONS, AND PAYEES

OWNER

You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. Any change of ownership is subject to our approval. Qualified Contracts, which are Contracts purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code, can only have one Owner and there may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. Upon our approval, any ownership change is effective as of the date you sign the request. A change of ownership does not automatically change the Annuitant or the person you designate to receive any death benefit (the Beneficiary). Changing ownership may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER

A Contract that is not purchased under a pension or retirement plan qualified under sections of the Internal Revenue Code (Non-Qualified Contract) can be owned by up to two Owners. You can change Joint Owners under the same conditions as described for an Owner. If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.

NOTE: Partial Annuitizations (applying only part of your Contract Value to Annuity Payments) are not available to Joint Owners. There can be only one Owner, the Owner must be the Annuitant, and we do not allow the Owner to add a joint Annuitant.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

ANNUITANT

The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Income Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Income Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Income Date if you take a Full Annuitization. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For jointly owned Contracts, if the Annuitant dies before the Income Date, the younger Owner automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix to the SAI. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

UPON THE DEATH OF A SOLE OWNER
Action under the portion of the Contract that is in the Accumulation Phase	Action under any portion of the Contract that is in the Annuity Phase
•
We pay a death benefit to the Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract. If the surviving spouse continues the Contract, they become the new Owner and the Accumulation Phase continues for the remainder of their lifetime.
	• •	The Beneficiary becomes the Owner. If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•
If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–Annuity Option 1  or 3, payments end.
–Annuity Option 2 or 4, payments end when the guarantee period ends.
–Annuity Option 5,  payments end and the Payee may receive a lump sum refund.

	•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
BENEFICIARY

The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. For an individually owned Contract, if there is no valid Beneficiary at the time of your death, we pay any death benefit to your estate. For a non-individually owned Contract, if there is no valid Beneficiary at the time of the Annuitant’s death, we pay any death benefit to the Owner.

NOTE: For jointly owned Contracts, the sole primary Beneficiary is the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, Joint Owners who are not spouses may not appoint contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we pay the death benefit to the estate of the Joint Owner who died last.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

COVERED PERSON(S)

If you select Income Protector or Income Focus, we base Lifetime Plus Payments or Income Focus Payments (lifetime payments) on the lives of the Covered Person(s). Their ages determine availability of the benefit, when lifetime payments can begin and the initial annual maximum lifetime payment. When you select a benefit, you choose whether you want payments based on your life (single Lifetime Plus Payments or single Income Focus Payments), or the lifetime of you and your spouse (joint Lifetime Plus Payments or joint Income Focus Payments). Joint Covered Persons must be spouses within the meaning of federal law during the entire period your selected benefit is in effect. Joint Lifetime Plus Payments or joint Income Focus Payments are not available if there is more than a 30-year age difference between spouses. Based on your payment selection, we determine the Covered Persons as follows.

For single lifetime payments and:

•	solely owned Contracts, the Covered Person is the Owner.

•	jointly owned Contracts, you can choose which Owner is the Covered Person.

•	Contracts owned by a non-individual, the Covered Person is the Annuitant.

For joint lifetime payments, Covered Persons must be spouses and:

•	Non-Qualified Contracts:

–	spouses must be Joint Owners; or

–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary.

•	Qualified Contracts:

–	one spouse must be the sole Owner and Annuitant and the other spouse must be the sole primary Beneficiary; or

–
if the Owner is a qualified plan or a custodian, then one spouse must be the Annuitant and the other spouse must be the sole contingent Beneficiary because we also require the qualified plan or custodian to be the sole primary Beneficiary. This structure allows the surviving non-Annuitant spouse to continue to receive lifetime payments.

After the date Income Protector or Income Focus is added to your Contract (Rider Effective Date) you cannot add or replace a Covered Person. However, you can remove a joint Covered Person before the Benefit Date on a Contract Anniversary, or after the Benefit Date on a Benefit Anniversary by completing the appropriate form and sending it to us within 30 days before the anniversary. A Contract Anniversary is a twelve-month anniversary of your Contract’s Issue Date. A Benefit Anniversary is a twelve-month anniversary of the Benefit Date that Lifetime Plus Payments or Income Focus Payments begin. We process your request on the Contract Anniversary* (or Benefit Anniversary*) that occurs immediately after we receive your request in Good Order at our Service Center. If you remove a joint Covered Person, we change your rider charge to equal the current charge for single lifetime payments that is in effect on the anniversary that we process your request to remove a joint Covered Person if this amount differs from your current charge. However, any new rider charge cannot be greater than the maximum listed in the Fee Tables or section 7, Expenses - Rider Charge.

*	Or on the next Business Day if the Contract Anniversary or Benefit Anniversary is not a Business Day.

Covered Persons must continue to qualify as spouses under federal law while your benefit is in effect. If at any time before this you are no longer spouses, you must immediately send us notice. We either divide the Contract in accordance with any applicable court order or law regarding division of assets upon divorce, or remove a Covered Person from the Contract. At this time, we change the rider charge to equal the current charge for single lifetime payments that is in effect if this amount differs from your current charge. However, any new rider charge cannot be greater than the maximum listed in the Fee Tables or section 7, Expenses - Rider Charge. When we receive notification of an Owner’s death, if we discover that the joint Covered Persons were not federally recognized spouses at the time of death, spousal continuation of the Contract is not available. Therefore, your benefit, any lifetime payments and the Contract all end.

If you select Income Protector and remove a joint Covered Person, we may increase your annual maximum Lifetime Plus Payment. If at the end of the last Business Day before the Benefit Anniversary that we remove the joint Covered Person the payment percentage for the remaining Covered Person’s current age multiplied by the Contract Value is greater than your current annual maximum Lifetime Plus Payment, we increase your payment to this new amount. If you select Income Focus removing a joint Covered Person does not change your annual maximum Income Focus Payment.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

NOTE:

•
A person no longer qualifies as a Covered Person and is removed from the Contract if that person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required here.

•
For non-spouse Joint Owners selecting single Lifetime Plus Payments or single Income Focus Payments: Upon the death of any Owner, we pay any applicable death benefit, and Income Protector or Income Focus and any lifetime payments stop if the Contract Value is positive. This means that upon an Owner’s death, Lifetime Plus Payments or Income Focus Payments are no longer available even if the sole Covered Person is still alive.

•
For Contracts with Income Protector issued to civil union partners in New Jersey: We allow civil union partners to be Joint Owners and/or joint Covered Persons. However, civil union partners are treated differently from persons who are recognized as spouses under the federal tax law and this affects how long Lifetime Plus Payments continue. Upon the death of one federally recognized spouse, the survivor can continue the Contract and lifetime payments also continue if the survivor is a Covered Person. This type of continuation is generally not allowed for a surviving civil union partner under the federal tax law with the following exception. If the Contract Value reduces to zero before the one year anniversary of the first civil union partner’s death, lifetime payments can continue if the survivor is a Covered Person and the survivor chooses not to take the death benefit. If instead the Contract Value is positive at this time, or if the survivor chooses to take the death benefit, lifetime payments stop.

PAYEE

The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner, but we may allow you to name a different Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.

ASSIGNMENT, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF A CONTRACT

An authorized request specifying the terms of an assignment (including any collateral assignment, change of ownership or other transfers of a Contract) must be sent to our Service Center and approved by us. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We withhold our consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We are not liable for any payment made or action taken before we consent and record the assignment. An assignment may be a taxable event. We are not responsible for the validity or tax consequences of any assignment. After the death benefit has become payable, an assignment can only be made with our consent. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned.

NOTE: For Contracts with Income Protector or Income Focus, if you assign the Contract, you cannot change the Covered Person(s). Any existing Contract assignment must be removed before you begin receiving Lifetime Plus Payments or Income Focus Payments. We may make exceptions to the removal of a Contract assignment in order to comply with applicable law.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

3.	PURCHASING THE CONTRACT

PURCHASE REQUIREMENTS

To purchase this Contract, all Owners and the Annuitant must be age 80 or younger on the Issue Date. If you select the No Withdrawal Charge Option or Quarterly Value Death Benefit, you must also select an Additional Required Benefit.

The Purchase Payment requirements for this Contract are as follows.

•	The minimum initial Purchase Payment due on the Issue Date is $10,000, or $25,000 with the No Withdrawal Charge Option.

•	If you do not select Income Protector, Income Focus or Investment Protector, you can make additional Purchase Payments of $50 or more during the Accumulation Phase.

•
If you select Income Protector, Income Focus or Investment Protector, we restrict additional Purchase Payments. Each rider year that we allow additional payments you cannot add more than your initial amount without our prior approval. If you select Income Protector or Income Focus, we do not allow additional payments on or after the date Lifetime Plus Payments or Income Focus Payments begin (Benefit Date). If you select Investment Protector we do not allow additional payments on or after the third rider anniversary.

Your initial amount is all Purchase Payments received before the first Quarterly Anniversary of the first Contract Year. A Contract Year is a period of twelve months beginning on the Issue Date or any subsequent Contract Anniversary. If your benefit is effective on the Issue Date, we allow you to add up to the initial amount in the remainder of the first Contract Year (the first Quarterly Anniversary to the last Business Day before the first Contract Anniversary).

If you remove Income Protector, Income Focus or Investment Protector, these restrictions no longer apply.

•	If you select Short Withdrawal Charge Option, we do not accept additional Purchase Payments on or after the first Contract Anniversary.

•
If you select the Short Withdrawal Charge Option and either Income Protector, Income Focus or Investment Protector, we do not accept additional Purchase Payments after the earliest of the dates stated here.

•	We do not accept additional Purchase Payments on or after the Income Date that you take a Full Annuitization.

•	The maximum total Purchase Payments we accept without our prior approval is $1 million including amounts already invested in other Allianz Life variable annuities.

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment, and if mandated under applicable law, we may be required to reject a Purchase Payment.

Once we receive your initial Purchase Payment and all necessary information, we issue the Contract within two Business Days and allocate your payment to your selected Investment Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes.

If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it. A Purchase Payment is “received” when it arrives at the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted them. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus (1350 Energy Lane, Suite 200), which may delay processing.

NOTE:
•	For Contracts issued in Mississippi: We do not accept additional Purchase Payments on or after the first Contract Anniversary.

•
For Contracts issued in Massachusetts: If you select Investment Protector we do not accept additional Purchase Payments on or after the third Contract Anniversary. This restriction continues to apply even if you later remove Investment Protector from your Contract. Contracts issued in Massachusetts with Investment Protector are issued as individual limited purchase payment variable deferred annuity contracts. Contracts issued in Massachusetts with Short Withdrawal Charge Option are issued as individual modified single purchase payment variable deferred annuity contracts.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

FAXED APPLICATIONS

We accept faxed applications, but we currently do not accept applications delivered via email or our website. It is important to verify receipt of any faxed application. We are not liable for faxed applications that we do not receive. A manually signed faxed application is considered the same as an application delivered by mail. Our fax system may not always be available; any fax system can experience outages or slowdowns and may delay fax application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our faxed application policy at any time and for any reason.

ALLOCATION OF PURCHASE PAYMENTS

You must allocate your money to the Investment Options in whole percentages. Currently we allow you to invest in up to 15 Investment Options at any one time. We may change this maximum in the future, but you can always invest in at least five Investment Options.

You can instruct us how to allocate additional Purchase Payments. If you do not instruct us, we allocate them according to your future Purchase Payment allocation instructions. Contract Value transfers between Investment Options do not change your future allocation instructions, or how we rebalance your Contract Value quarterly if you select Income Protector, Income Focus or Investment Protector. For more information, see section 5, Investment Options – Electronic Investment Option Transfer and Allocation Instructions.

You can change your future allocation instructions at any time without fee or penalty by writing to us, or electronically by telephone, fax, or website at http://www.allianzlife.com. We do not currently accept future Purchase Payment allocation instructions from you through any other form of electronic communication. Future allocation instruction changes are effective on the Business Day we receive them in Good Order at our Service Center. If you change your future allocation instructions by writing, telephone or fax, and you are participating in the automatic investment plan, dollar cost averaging program or the flexible rebalancing program, your instructions must include directions for the plan/program. Future allocation instructions that you submit on our website do not change your allocation instructions for the automatic investment plan or flexible rebalancing program. To change your allocation instructions for this plan or program, you must send us your future allocation instructions by phone, fax or mail. We accept changes to future allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change allocation instructions on your behalf.

AUTOMATIC INVESTMENT PLAN (AIP)

The AIP makes additional Purchase Payments during the Accumulation Phase on a monthly or quarterly basis by electronic money transfer from your savings, checking or brokerage account. You can participate in AIP by completing our AIP form. Our Service Center must receive your form in Good Order by the first of the month in order for AIP to begin that same month. We process AIP Purchase Payments on the 20th of the month, or the next Business Day if the 20th is not a Business Day. We allocate AIP Purchase Payments according to your future allocation instructions which must comply with the allocation requirements and restrictions stated in this section, and if you select Income Protector, Income Focus or Investment Protector they must also comply with the allocation restrictions stated in section 11.a, section 11.b or section 11.c. AIP has a maximum of $1,000 per month. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the Business Day we process AIP to make the change that month. However, if you select the Short Withdrawal Charge Option, Income Protector, Income Focus or Investment Protector and/or choose to begin Annuity Payments, AIP ends automatically as follows.

•	If you begin Annuity Payments, AIP ends on the Business Day before the Income Date.

•	If you select Income Protector or Income Focus, AIP ends on the Benefit Date.

•	If you select Investment Protector, AIP ends on the third rider anniversary.

•	If you select the Short Withdrawal Charge Option, AIP ends on the last Business Day before the first Contract Anniversary.

•	If you select the Short Withdrawal Charge Option and either Income Protector, Income Focus or Investment Protector, AIP ends on the earliest of the dates stated here.

NOTE: For Owners of Qualified Contracts, AIP is not available if your Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

DOLLAR COST AVERAGING (DCA) PROGRAM

The DCA program transfers Contract Value monthly from the AZL Money Market Fund to your selected Investment Options. By allocating on a regularly scheduled basis, as opposed to making a one-time allocation, your Contract Value may be less susceptible to market fluctuations. However, dollar cost averaging does not directly result in a Contract Value gain or protect against a market loss.

You can participate in either the six- or twelve-month DCA program by completing our DCA form. You can participate in this program, during the Accumulation Phase, one or more times. There are no fees for DCA transfers and currently, we do not count them as a free transfer. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

If you choose to participate immediately in this program, we apply 100% of the initial Purchase Payment to the AZL Money Market Fund. If you choose to participate later, you must allocate at least $1,500 to the AZL Money Market Fund. Each month while the program is in effect, we transfer Contract Value applied to the DCA program from the AZL Money Market Fund according to your future Purchase Payment allocation instructions.

Information on the AZL Money Market Fund can be found in section 5, Investment Options; Appendix A – Annual Operating Expenses for Each Investment Option; and in the AZL Money Market Fund prospectus that you can obtain from your Financial Professional or us by calling the toll-free telephone number at the back of this prospectus.

We make DCA transfers on the tenth of the month, or the next Business Day if the tenth is not a Business Day. We must receive your DCA form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these transfers or your participation does not begin until next month.

Your participation ends on the earliest of the following:

•	the Rider Effective Date if you select Income Focus;

•	the Benefit Date that Lifetime Plus Payments begin if you select Income Protector;

•	you request to end the program (your request must be received at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the tenth to end that month);

•	the DCA program period ends (which is either six or twelve months); or

•	your Contract ends.

If the DCA program ends at your request or because you select Income Focus or request Lifetime Plus Payments, on the Business Day your program ends we transfer any remaining DCA program Contract Value in the AZL Money Market Fund according to your future allocation instructions.

NOTE:

•	This program is not available if you select Income Focus.

•
For Contracts with Income Protector or Investment Protector, quarterly rebalancing transfers under these benefits do not move Contract Value allocated to the DCA program into or out of the AZL Money Market Fund.

FREE LOOK/RIGHT-TO-EXAMINE PERIOD

If you change your mind about owning the Contract, you can cancel it within ten days after receiving it (or the period required in your state). If you cancel within the allowed period, in most states we return your Contract Value as of the day we receive your cancellation request. This may be more or less than your initial Purchase Payment. In certain states where we are required to return Purchase Payments less withdrawals, or if you have an IRA Qualified Contract, we refund your Purchase Payments less withdrawals, or Contract Value, if greater. In states that require return of Purchase Payments, we reserve the right to allocate your initial Purchase Payment to the AZL Money Market Fund until the free look period ends, and then re-allocate your money, less fees and charges, according to your future Purchase Payment allocation instructions. If we do this, we return the greater of Purchase Payments less withdrawals, or Contract Value. For Owners in California age 60 or older, we are required to allocate your money to the AZL Money Market Fund during the free look period unless you specify otherwise on the appropriate form. For Owners in California age 60 or older, we return the greater of Purchase Payments less withdrawals, or Contract Value less fees and charges. In the Contract, the free look provision is also called the right-to-examine.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

4.	VALUING YOUR CONTRACT

Your Contract Value increases and decreases based on Purchase Payments, transfers, withdrawals, deduction of fees and charges, and your selected Investment Options’ performance.

We place Purchase Payments you allocate to the Investment Options into subaccounts under our Separate Account (Allianz Life Variable Account B). Each subaccount invests exclusively in one Investment Option. We use accumulation units to account for all amounts allocated to or withdrawn from each subaccount. If you request variable Annuity Payments during the Annuity Phase, we call this measurement an annuity unit.

ACCUMULATION UNITS

When we receive a Purchase Payment at our Service Center, we credit your Contract with accumulation units based on the Purchase Payment amount and daily price (the net asset value) for your selected Investment Option. An Investment Option’s net asset value is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day’s price.

We arbitrarily set the initial accumulation unit value for each subaccount. On the Issue Date, the number of accumulation units in each subaccount is equal to the initial Purchase Payment amount allocated to a subaccount, divided by that subaccount’s accumulation unit value.

Example

•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.

•	When the New York Stock Exchange closes on that Wednesday, we determine that the accumulation unit value is $13.25 for your selected Investment Option.

We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount accumulation units for your selected Investment Option.

At the end of each Business Day, we adjust the number of accumulation units in each subaccount as follows. Additional Purchase Payments and transfers into a subaccount increase the number of accumulation units. Withdrawals, transfers out of a subaccount, and the deduction of any Contract charge other than the M&E charge decrease the number of accumulation units. The M&E charge reduces the accumulation unit value, not the number of accumulation units.

Each Business Day, we calculate changes to each subaccount's accumulation unit value to reflect:

•	changes in the value of underlying Investment Option shares,

•	dividends (including income and capital gains) declared by the Investment Option with an ex-dividend date of that Business Day, and

•	the deduction of the M&E charge.

For more detailed information about how we determine each subaccount’s accumulation unit value, see the Statement of Additional Information – Accumulation Unit Values.

COMPUTING CONTRACT VALUE

We calculate your Contract Value each Business Day by multiplying each subaccount’s accumulation unit value by its number of accumulation units, and then adding those results together for all subaccounts. Additional Purchase Payments increase your Contract Value, withdrawals and Contract charges reduce your Contract Value. Your Contract Value on any given Business Day is determined at the end of the prior Business Day. For example, your Contract Value on a Contract Anniversary reflects the number and value of the accumulation units at the end of the prior Business Day.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

5.	INVESTMENT OPTIONS

The following table lists this Contract’s Investment Options and their associated investment advisers and subadvisers, investment objectives, and primary investments. Depending on market conditions, you can gain or lose value by investing in the Investment Options. In the future, we may add, eliminate or substitute Investment Options to the extent permitted by the federal securities laws and, when required, the Securities & Exchange Commission. Certain Investment Options listed here may not be available to you as disclosed in the list of Investment Options at the front of this prospectus.

You should read the Investment Options’ prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. The operation of the Investment Options and their various risks and expenses are described in the Investment Options’ prospectuses. We send you the current copy of the Investment Options’ prospectus when we issue the Contract. (You can also obtain the current Investment Options’ prospectus by contacting your Financial Professional or calling us at the toll-free telephone number listed at the back of this prospectus.)

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. Each Investment Option’s Board of Directors monitors for material conflicts, and determines what action, if any, should be taken.

The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Investment Options investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar funds’ investment results will be comparable even though the Investment Options have the same names, investment advisers, objectives, and policies.

Each Investment Option offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a “fund of funds” and diversifies its assets by investing primarily in shares of several other affiliated mutual funds.

The Investment Options may pay 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Investment Options’ advisers, distributors and/or affiliates for administrative services and benefits we provide to the Investment Options. The compensation amount usually is based on the Investment Options’ aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive is 0.50% annually of the average aggregate amount invested by us in the Investment Options.

The Allianz VIP Fund of Funds Trust underlying funds do not pay 12b-1 fees or service fees to the Trust, and the Trust does not charge 12b-1 fees or service fees. The Allianz VIP Fund of Funds Trust underlying funds or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to you. Service fees may vary depending on the underlying fund.

We offer other variable annuity contracts that may invest in these Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us through common ownership: Allianz Investment Management LLC, Allianz Global Investors Capital, and Pacific Investment Management Company LLC.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

INVESTMENT OPTIONS

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
ALLIANZ FUND OF FUNDS
Managed by Allianz Investment Management LLC	AZL Balanced Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 40% to 60% of assets in the underlying equity index funds and 40% to 60% in the underlying bond index fund.

	AZL Fusion Balanced Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds.
	AZL Fusion Conservative Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 25% to 45% of assets in equity funds and approximately 55% to 75% invested in fixed income funds.
	AZL Fusion Growth Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 70% to 90% of assets in equity funds and approximately 10% to 30% invested in fixed income funds.
	AZL Fusion Moderate Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 55% to 75% of assets in equity funds and approximately 25% to 45% invested in fixed income funds.
	AZL Growth Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation
Invests primarily in a combination of five underlying bond and equity index funds, to achieve a range generally from 65% to 85% of assets in the underlying equity index funds and 15% to 35% in the underlying bond index fund.

	AZL MVP Balanced Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily (approximately 80% to 100%) in a combination of five underlying index funds (generally allocated 40% to 60% to underlying equity index funds and 40% to 60% to underlying bond index funds), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk. May invest up to 20% of the Fund’s assets in a combination of derivative and fixed income instruments.

	AZL MVP BlackRock Global Allocation Fund	Specialty	High total investment return
Invests primarily (approximately 80% to 100%) in the underlying AZL BlackRock Global Allocation Fund, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk. May invest up to 20% of the Fund’s assets in a combination of derivative and fixed income instruments.

	AZL MVP Fusion Balanced Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration
Invests primarily (approximately 80% to 100%) in a diversified portfolio of underlying fixed income funds and equity funds (generally allocated 40% to 60% to equity funds and 40% to 60% to fixed income funds), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk. May invest up to 20% of the Fund’s assets in a combination of derivative and fixed income instruments.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	AZL MVP Fusion Moderate Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation
Invests primarily (approximately 80% to 100%) in a diversified portfolio of underlying fixed income funds and equity funds (generally allocated 55% to 75% to equity funds and 25% to 45% to fixed income funds), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk. May invest up to 20% of the Fund’s assets in a combination of derivative and fixed income instruments.

	AZL MVP Growth Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation
Invests primarily (approximately 80% to 100%) in a combination of five underlying index funds (generally allocated 65% to 85% to underlying equity index funds and 15% to 35% to underlying bond index funds), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk. May invest up to 20% of the Fund’s assets in a combination of derivative and fixed income instruments.

	AZL MVP Invesco Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal. Secondary objective of long-term growth of capital
Invests primarily (approximately 80% to 100%) in the underlying AZL Invesco Equity and Income Fund, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk. May invest up to 20% of the Fund’s assets in a combination of derivative and fixed income instruments.

ALLIANZ GLOBAL INVESTORS CAPITAL
Managed by Allianz Investment Management LLC/Allianz Global Investors Capital LLC	AZL Allianz AGIC Opportunity Fund	Small Cap	Capital appreciation
At least 65% of its assets in common stocks of “growth” companies (believed by the subadviser to have above-average growth prospects), with market capitalizations of less than $2 billion at the time of investment.

BLACKROCK
Managed by Allianz Investment Management LLC/BlackRock Capital Management, Inc.	AZL BlackRock Capital Appreciation Fund	Large Growth	Long-term growth of capital	Invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid-size and large-size companies.
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL International Index Fund	International	Match the performance of the MSCI EAFE® Index as closely as possible
Invests at least 80% of its assets in a statistically selected sampling of equity securities of companies included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and in derivative instruments linked to the MSCI EAFE Index.

	AZL Mid Cap Index Fund	Mid Cap	Match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible
Invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

Managed by Allianz Investment Management LLC/BlackRock Advisors, LLC	AZL Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Money Market Fund may also become extremely low and possibly negative.

Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL S&P 500 Index Fund	Large Blend	Match total return of the S&P 500®	Normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	AZL Small Cap Stock Index Fund	Small Cap	Match performance of the S&P SmallCap 600 Index®	Invests in a representative sample of stocks included in the S&P SmallCap 600 Index®, and in futures whose performance is related to the index, rather than attempting to replicate the index.
Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

COLUMBIA
Managed by Allianz Investment Management LLC/Columbia Management Investment Advisers, LLC	AZL Columbia Mid Cap Value Fund	Mid Cap	Long-term growth of capital
Invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of purchase that the fund’s subadviser believes are undervalued and have the potential for long-term growth.

	AZL Columbia Small Cap Value Fund	Small Cap	Long-term capital appreciation
Invests at least 80% of net assets in equity securities of companies with market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase that the subadviser believes are undervalued.

DAVIS
Managed by Allianz Investment Management LLC/Davis Selected Advisers, L.P.	AZL Davis New York Venture Fund	Large Value	Long-term growth of capital	Invests the majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.
Managed by Davis Selected Advisers, L.P.	Davis VA Financial Portfolio	Specialty	Long-term growth of capital	At least 80% of net assets in securities issued by companies principally engaged in the financial services sector.
DREYFUS
Managed by Allianz Investment Management LLC/The Dreyfus Corporation	AZL Dreyfus Equity Growth Fund	Large Growth	Long-term growth of capital and income
Primarily invests in common stocks of large, well-established and mature companies. Normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance. May invest in non-dividend paying companies and up to 30% of its total assets in foreign securities.

EATON VANCE
Managed by Allianz Investment Management LLC/Eaton Vance Management	AZL Eaton Vance Large Cap Value Fund	Large Value	Total Return
Invests at least 80% of net assets in equity securities, primarily in dividend-paying stocks, of large-cap companies with market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. May invest up to 25% of total assets in foreign securities, including emerging market securities.

FIDELITY
Managed by Strategic Advisers, Inc.	Fidelity VIP FundsManager 50% Portfolio	Model Portfolio (Fund of Funds)	High total return
Invests in a combination of underlying Fidelity retail and variable insurance products funds using a target allocation of approximately 35% domestic equity funds, 15% international equity funds, 40% fixed income funds and 10% money market funds, to achieve portfolio characteristics similar to the VIP FundsManager 50% Composite Index.

	Fidelity VIP FundsManager 60% Portfolio	Model Portfolio (Fund of Funds)	High total return
Invests in a combination of underlying Fidelity retail and variable insurance products funds using a target allocation of approximately 42% domestic equity funds, 18% international equity funds, 35% fixed income funds and 5% money market funds, to achieve portfolio characteristics similar to the VIP FundsManager 60% Composite Index.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
FRANKLIN TEMPLETON
Managed by Allianz Investment Management LLC/Franklin Advisory Services, LLC	AZL Franklin Small Cap Value Fund	Small Cap	Long-term total return	Under normal market conditions, invests at least 80% of its net assets in investments of small capitalization companies with market capitalizations under $3.5 billion at the time of investment.
Managed by Allianz Investment Management LLC/Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, and Franklin Advisers, Inc.	AZL Franklin Templeton Founding Strategy Plus Fund	Specialty	Long-term capital appreciation, with income as a secondary goal
Invests in a combination of subportfolios or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. The strategies invest primarily in U.S. and foreign equity and fixed income securities.

Managed by Franklin Advisers, Inc.	Franklin High Income Securities Fund	High-Yield Bonds	High current income with capital appreciation as a secondary goal	Invests primarily to predominantly in high yield, lower-rated debt securities (“junk bonds”) and preferred stocks.
	Franklin Income Securities Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
Administered by Franklin Templeton Services, LLC	Franklin Templeton VIP Founding Funds Allocation Fund	Model Portfolio (Fund of Funds)	Capital appreciation with income as a secondary goal.	Invests equal portions in Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund, and Templeton Growth Securities Fund.
Managed by Franklin Advisers, Inc.	Franklin U.S. Government Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.
Managed by Franklin Mutual Advisers, LLC	Mutual Shares Securities Fund	Large Value	Capital appreciation, with income as a secondary goal	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued.
Managed by Franklin Advisers, Inc.	Templeton Global Bond Securities Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Managed by Templeton Global Advisors Limited	Templeton Growth Securities Fund	International Equity	Long-term capital growth	Normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.
GATEWAY
Managed by Allianz Investment Management LLC/Gateway Investment Advisors, LLC	AZL Gateway Fund	Specialty	Capture equity market investment returns, while exposing investors to less risk than other equity investments
Normally invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. May invest in companies with small, medium or large market capitalizations and in foreign securities traded in U.S. markets.

INVESCO
Managed by Allianz Investment Management LLC/Invesco Advisers, Inc.	AZL Invesco Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal. Secondary objective of long-term growth of capital
Invests at least 65% of its total assets in income-producing equity securities and also invests in investment grade quality debt securities. May invest up to 25% ot total assets in foreign securities, including emerging market securities.

	AZL Invesco Growth and Income Fund	Large Value	Income and long-term growth of capital
Invests primarily in income-producing equity securities, including common stocks and convertible securities; also in non-convertible preferred stocks and debt securities rated “investment grade.” May invest  up to 25% of total assets in foreign securities, including emerging markets.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	AZL Invesco International Equity Fund	International	Long-term growth of capital	At least 80% of its assets in a diversified portfolio of equity securities of foreign issuers that are considered by the fund’s subadviser to have strong earnings growth.
J.P. MORGAN
Managed by Allianz Investment Management LLC/J.P. Morgan Investment Management, Inc.	AZL JPMorgan International Opportunities Fund	International	Long term capital appreciation	Invests at least 80% of assets in a diversified portfolio of equity securities of issuers primarily from developed countries other than the U.S.
	AZL JPMorgan U.S. Equity Fund	Large Blend	High total return	Invests at least 80% of its net assets, plus any borrowings for investment purposes, primarily in equity securities of large- and medium-capitalization U.S. companies.
MFS
Managed by Allianz Investment Management LLC/Massachusetts Financial Services Company	AZL MFS Investors Trust Fund	Large Blend	Capital appreciation
Invests primarily in equity securities of companies with large capitalizations that the subadviser believes has above average earnings growth potential, are undervalued, or in a combination of growth and value companies.

MORGAN STANLEY
Managed by Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc.	AZL Morgan Stanley Global Real Estate Fund	Specialty	Income and capital appreciation
Invests at least 80% of assets in equity securities of companies in the real estate industry located throughout the world, including real estate investment trusts and real estate operating companies established outside the U.S.

	AZL Morgan Stanley Mid Cap Growth Fund	Mid Cap	Capital growth	At least 80% of net assets in common stocks and other equity securities of mid capitalization growth companies, with market capitalizations within the range of the Russell Midcap Growth Index.
PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO EqS Pathfinder Portfolio	International Equity	Capital appreciation
Normally invests in equity securities, including common and preferred stock, of issuers that PIMCO believes are undervalued by the market in comparison to PIMCO’s own determination of the company’s value. May invest in securities and instruments that are economically tied to foreign countries.

	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT CommodityReal Return® Strategy Portfolio	Specialty	Maximum real return consistent with prudent investment management	Invests in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities.
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.
	PIMCO VIT Global Advantage Strategy Bond Portfolio	Intermediate-Term Bonds	Total return, which exceeds that of its benchmarks, consistent with prudent investment management
At least 80% of its assets in fixed income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT Global Multi-Asset Portfolio	Specialty	Total return which exceeds a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index
Invests in a combination of affiliated and unaffiliated funds, fixed income instruments, equity securities, forwards and derivatives. Typically invests 20% to 80% of total assets in equity-related investments.

	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.
	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

	PIMCO VIT Unconstrained Bond Portfolio	Specialty	Maximum long-term return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

SCHRODER
Managed by Allianz Investment Management LLC/Schroder Investment Management North America Inc.	AZL Schroder Emerging Markets Equity Fund	Specialty	Capital appreciation
Invests at least 80% of its net assets in equity securities of companies that the subadviser believes to be “emerging market” issuers. May invest remainder of assets in securities of issuers located anywhere in the world.

TURNER
Managed by Allianz Investment Management LLC/Turner Investment Partners, Inc.	AZL Turner Quantitative Small Cap Growth Fund	Small Cap	Long-term growth of capital
At least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations (in the range of companies included in the Russell 2000® Growth Index), that the subadviser believes have strong earnings growth potential.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of your selected Investment Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Investment Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

close Investment Options to additional allocations. The fund companies that sell Investment Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You can make transfers between Investment Options, subject to the following restrictions. Currently, there is no maximum number of transfers allowed, but we may change this in the future. Transfers may be subject to a transfer fee, see section 7, Expenses.

The following applies to any transfer.

•
The minimum transfer is $1,000, or the entire Investment Option amount if less. We waive this requirement under the dollar cost averaging and flexible rebalancing programs, and under the allocation and transfer restrictions for Income Protector, Income Focus and Investment Protector.

•	We may choose not to allow you to make transfers during the free look/right-to-examine period.

•	Your request for a transfer must clearly state the Investment Options involved and how much to transfer.

•
If you select Income Protector, Income Focus or Investment Protector, your transfer instructions must comply with the “Investment Option Allocation Restrictions and Quarterly Rebalancing” in section 11.a, Income Protector; section 11.b, Income Focus; or section 11.c, Investment Protector.

•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.

•
Contract Value transfers between Investment Options do not change your future Purchase Payment allocation instructions or how we rebalance your Contract Value quarterly if you select Income Protector, Income Focus or Investment Protector. To change this quarterly rebalancing when you make a transfer, you must also change your future allocation instructions.

We process transfer requests based on prices next determined after we receive your request in Good Order at our Service Center. If we do not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day’s prices.

You can request transfers in writing, or electronically by telephone, fax, or website at http:// www.allianzlife.com. We do not currently accept transfer instructions from you through any other form of electronic communication. Unless you instruct us not to, we accept transfer instructions from any Owner. We may also allow you to authorize someone else to request transfers on your behalf.

ELECTRONIC INVESTMENT OPTION TRANSFER AND ALLOCATION INSTRUCTIONS

We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.

Please note that telephone, fax and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.

By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

EXCESSIVE TRADING AND MARKET TIMING

We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

•
Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into an Investment Option at prices that are below their true value, or transfer out at prices above their true value.

•	An adverse effect on portfolio management, such as causing an Investment Option to maintain a higher level of cash or causing an Investment Option to liquidate investments prematurely.

•	Increased brokerage and administrative expenses.

We attempt to protect our Owners and the Investment Options from potentially disruptive trading through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by your Contract or applicable state law, we may:

•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).

•	Restrict the transfer method (for example, requiring all transfers be sent by first class U.S. mail and rescinding electronic transfer privileges).

•
Require a minimum time period between each transfer into or out of the same Investment Option. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the following Investment Options when available in your Contract: the AZL Money Market Fund, and Investment Options offered through the Allianz Variable Insurance Products Fund of Funds Trust. Round trips are transfers into and back out of the same Investment Option, or transfers out of and back into the same Investment Option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.

•	Limit the dollar amount of any single Purchase Payment or transfer request to an Investment Option.

•	Prohibit transfers into specific Investment Options.

•	Impose other limitations or restrictions to the extent permitted by federal securities laws.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.

We do not include automatic transfers made under any of our programs or Contract features when applying our market timing policy.

We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

We cannot guarantee the following.

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.

•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.

In addition, some of the Investment Options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an Investment Option’s shares are subject to acceptance by that Investment Option’s manager. We reserve the right to reject, without prior notice, any Investment Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

Investment Options may add or change policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group if the investment adviser to one or more of the Investment Options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the Investment Options’ managers.

NOTE: This Contract is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and how we apply trading restrictions, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person’s electronic transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or Purchase Payment allocations to that Investment Option. We notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.

FLEXIBLE REBALANCING PROGRAM

Your selected Investment Options’ performance may cause the percentage of Contract Value in each Investment Option to change. Flexible rebalancing can help you maintain your selected allocation percentages. You can direct us to automatically adjust your Contract Value in the Investment Options on a quarterly, semi-annual or annual basis according to your instructions. We make flexible rebalancing transfers on the 20th of the month, or the prior Business Day if the 20th is not a Business Day. We must receive your flexible rebalancing program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we rebalance, or your program does not begin until next month. If you participate in this program, there are no fees for the flexible rebalancing transfers and we do not currently count them as a free transfer. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end this program, we must receive your request at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the 20th to end that month.

NOTE: This program is not available if you select Income Protector, Income Focus or Investment Protector.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

FINANCIAL ADVISERS – ASSET ALLOCATION PROGRAMS

If you have an investment adviser and want to pay their fees from this Contract, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your adviser. We treat this fee payment as a withdrawal. For tax purposes, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments. If any Owner is under age 59½, withdrawals may be subject to a 10% federal penalty tax. You should consult a tax adviser regarding the tax treatment of adviser fee payments.

Your investment adviser acts on your behalf, not ours. We are not party to your advisory agreement or responsible for your adviser’s actions. We do not set your adviser’s fee or receive any part of it. Any adviser fee you pay is in addition to this Contract’s fees and expenses. You should ask your adviser about compensation they receive for this Contract.

You can submit a written request to our Service Center on a form satisfactory to us to allow your adviser to make Investment Option transfers on your behalf. However, we reserve the right to review an adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the adviser's trading history indicates excessive trading, we can deny your request. If we approve it, your adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.

VOTING PRIVILEGES

We legally own the Investment Option shares. However, when an Investment Option holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.

•
You can provide voting instructions based on the dollar value of the Investment Option’s shares in your Contract’s subaccount. We calculate this value based on the number and value of accumulation/annuity units for your Contract on the record date. We count fractional units.

•	You receive proxy materials and a voting instruction form.

6.	OUR GENERAL ACCOUNT

Our general account holds all our assets other than our separate account assets. We own our general account assets and use them to support our insurance and annuity obligations, other than those funded by our separate accounts. These assets are subject to our general business operation liabilities, and may lose value. Subject to applicable law, we have sole investment discretion over our general account assets.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered our general account interests under the Securities Act of 1933. As a result, the SEC has not reviewed our general account prospectus disclosures.

We do not currently offer any general account investment choices during the Accumulation Phase. Any Contract Value you apply to fixed Annuity Payments during the Annuity Phase becomes part of our general account. Any guaranteed values, such as Income Protector’s Benefit Base or Investment Protector’s Target Value, that are greater than Contract Value are subject to our claims paying ability and the priority rights of our other creditors.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

7.	EXPENSES

Contract fees and expenses reduce your investment return and are described here in detail.

MORTALITY AND EXPENSE RISK (M&E) CHARGE

We calculate and accrue the M&E charge at an annualized rate of the Investment Options’ net asset value on each Business Day during the Accumulation Phase as follows.

Mortality and Expense Risk (M&E) Charge (as a percentage of each Investment Options’ net asset value)
Base Contract without optional benefits	1.15%
Base Contract with Quarterly Value Death Benefit(1)	1.45%
Base Contract with the Short Withdrawal Charge Option(2)	1.60%
Base Contract with the Short Withdrawal Charge Option and Quarterly Value Death Benefit(1),(3)	1.90%
Base Contract with the No Withdrawal Charge Option	1.75%
Base Contract with the No Withdrawal Charge Option and Quarterly Value Death Benefit(1)	2.05%
(1)
If you remove an Additional Required Benefit from your Contract without simultaneously replacing it, we no longer assess the additional 0.30% M&E charge for the Quarterly Value Death Benefit after the rider termination date.

(2)	The M&E charge reduces to 1.15% on the fourth Contract Anniversary.

(3)	The M&E charge reduces to 1.45% on the fourth Contract Anniversary.

If you select variable Annuity Payments during the Annuity Phase the M&E charge is 1.15%. The M&E charge reduces the net asset value that we use to calculate each subaccount’s accumulation unit value during the Accumulation Phase, or each subaccount’s annuity unit value during the Annuity Phase. For more information on accumulation unit values, see the discussion in section 4, Valuing Your Contract and in the Accumulation Unit Value section of the SAI. For more information on Annuity Payments, see the Annuity Payments section of the SAI.

The Contract allows Partial Annuitization. It is possible for part of your Contract to be in the Accumulation Phase with one M&E charge while another part is in the Annuity Phase with a different M&E charge. For example, if you select the Base Contract with Quarterly Value Death Benefit and request a variable Partial Annuitization, we reduce your accumulation unit value for the 1.45% M&E charge and we reduce your annuity unit value for the 1.15% M&E charge. For more information, see section 9, The Annuity Phase – Partial Annuitization.

The M&E charge compensates us for all your Contract’s benefits, including our contractual obligation to make Annuity Payments, certain Contract expenses, and assuming the expense risk that the current charges are less than future Contract administration costs. If the M&E charge covers these costs and risks, any excess is profit to us. We anticipate making such a profit.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

RIDER CHARGE

If you select Income Protector, Income Focus or Investment Protector, we deduct a rider charge from your Contract Value during the Accumulation Phase while your benefit is in effect and your Contract Value is positive. The rider charge is an annualized rate that is calculated and accrued on a daily basis as a percentage of the Benefit Base under Income Protector, as a percentage of the Total Income Value under Income Focus, or as a percentage of the Target Value under Investment Protector.

We begin calculating and accruing the daily rider charge amount on the day after the Rider Effective Date. We deduct the rider charge for each quarter at the end of the last Business Day before each Quarterly Anniversary with the following exceptions.

•	If you withdraw the total Contract Value, we deduct the final rider charge (the total of all daily rider charges we calculated for the current Contract quarter) before processing the withdrawal.

•	If your Contract ends due to death, we deduct the final rider charge before calculating the death benefit.

Rider Charge
	Maximum	Minimum	Current
Income Protector Single Lifetime Plus Payments (as a percentage of the Benefit Base) Joint Lifetime Plus Payments (as a percentage of the Benefit Base)	2.50% 2.75%	0.50% 0.50%	1.20% 1.20%
Income Focus Single Income Focus Payments (as a percentage of the Total Income Value) Joint Income Focus Payments (as a percentage of the Total Income Value)	2.75% 2.95%	0.50% 0.50%	1.30% 1.30%
Investment Protector (as a percentage of the Target Value)	2.50%	0.35%	1.00%
For information on how we calculate the Benefit Base, see section 11.a, Income Protector – Benefit Base. For information on how we calculate the Total Income Value, see section 11.b, Income Focus – Total Income Value. For information on how we calculate the Target Value, see section 11.c, Investment Protector – Target Value.

We reserve the right to increase or decrease the rider charge on each Quarterly Anniversary, subject to the maximum and minimum. However, in any twelve-month period we cannot increase or decrease the rider charge for Income Protector or Income Focus more than 0.50%, and for Investment Protector more than 0.35%. If we increase your rider charge, we notify you in writing at least 30 days in advance to allow you the option of removing the benefit before the charge increases.

We deduct the rider charge on a dollar for dollar basis from the Contract Value. However, the rider charge does not decrease guaranteed values; it only decreases the Contract Value used to calculate any potential increases to guaranteed values. Guaranteed values include Income Protector’s Benefit Base, Income Focus’ Total Income Value, Investment Protector’s Target Value, and Quarterly Value Death Benefit’s Quarterly Anniversary Value (see section 11.d). If on a Quarterly Anniversary the Contract Value at the end of the prior Business Day is less than the rider charge, we deduct your total remaining Contract Value to cover the final rider charge and reduce your Contract Value to zero. If the deduction of the final rider charge eliminates your Contract Value, it does not end your Contract, selected benefit, or any Lifetime Plus Payments or Income Focus Payments, although we no longer assess or deduct the rider charge.

Changes to the Benefit Base, Total Income Value, or Target Value change the rider charge amount. For example, under Income Protector, if you receive an annual Lifetime Plus Payment increase because the Contract Value increased, both your Benefit Base and daily rider charge amount also increase. Similarly, an Excess Withdrawal decreases both your Benefit Base and daily rider charge amount.

This fee compensates us for the benefits provided by Income Protector, Income Focus or Investment Protector, including your benefit’s guarantees. If the rider charge covers these costs and risks, any excess is profit to us. We anticipate making such a profit.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

CONTRACT MAINTENANCE CHARGE

Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses.

During the Accumulation Phase, we waive this charge for all your Connections Contracts if the total Contract Value is at least $100,000 at the time we are to deduct the charge (this does not apply to Contracts issued in New Jersey). We determine the total Contract Value for all individually owned Contracts by using the Owner’s social security number, and for non-individually owned Contracts we use the Annuitant’s social security number. We also waive this charge during the Annuity Phase if the Contract Value on the Income Date is at least $100,000. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We also waive this charge when paying death benefits under death benefit payment options A, B, or C.

During the Accumulation Phase, we deduct the contract maintenance charge on a dollar for dollar basis from the Contract Value, determined at the end of the last Business Day before the Contract Anniversary. However, the contract maintenance charge does not decrease guaranteed values; it only decreases the Contract Value used to calculate any potential increases to guaranteed values.

WITHDRAWAL CHARGE

You can take withdrawals from any portion of the Contract that is in the Accumulation Phase. A withdrawal charge applies if any part of a withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, which is equal to total Purchase Payments, less any Purchase Payment withdrawn (excluding any penalty-free withdrawals), and less any applicable withdrawal charge. We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay other Contract charges.

You are not subject to a withdrawal charge if you select the No Withdrawal Charge Option. We also do not assess a withdrawal charge on penalty-free withdrawals or amounts we deduct to pay Contract charges, other than the withdrawal charge. However, any amounts used to pay a withdrawal charge are subject to a withdrawal charge. Amounts withdrawn to pay investment adviser fees are subject to a withdrawal charge if they exceed the free withdrawal privilege. Penalty-free withdrawals include: withdrawals under the free withdrawal privilege and waiver of withdrawal charge benefit; payments under our minimum distribution program; Annuity Payments; Lifetime Plus Payments; and Income Focus Payments.

For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we process withdrawal requests as follows.

1.
First we withdraw from Purchase Payments that are beyond your Contract’s withdrawal charge period (for example, on a Base Contract, Purchase Payments we have had for seven or more complete years). This withdrawal is not subject to a withdrawal charge and it reduces the Withdrawal Charge Basis.

2.
Then, if this is a partial withdrawal, we withdraw from the free withdrawal privilege (see section 8, Access to Your Money – Free Withdrawal Privilege). This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.

3.
Next, on a FIFO basis, we withdraw from Purchase Payments within your Contract’s withdrawal charge period and assess a withdrawal charge. Withdrawing payments on a FIFO basis may help reduce the total withdrawal charge because the charge declines over time. We determine your total withdrawal charge by multiplying each payment by its applicable withdrawal charge percentage and then totaling the charges. This withdrawal reduces the Withdrawal Charge Basis.

4.	Finally we withdraw any Contract earnings. This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

The withdrawal charge as a percentage of each Purchase Payment withdrawn is as follows.

Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
	Base Contract(1)	Short Withdrawal Charge Option	No Withdrawal Charge Option
0	8.5%	8.5%	0%
1	8.5%	7.5%	0%
2	7.5%	5.5%	0%
3	6.5%	3%	0%
4	5%	0%	0%
5	4%	0%	0%
6	3%	0%	0%
7 years or more	0%	0%	0%
(1)	In Mississippi, the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4%, 3%, and 0% for the time periods referenced.

Upon a full withdrawal, we first deduct any applicable contract maintenance charge and rider charge before we calculate the withdrawal charge. We deduct any applicable withdrawal charge from the total Contract Value and send you the remaining amount. For a partial withdrawal we deduct the amount you request, plus any applicable withdrawal charge from the total Contract Value. We apply the withdrawal charge to this total amount and we pay you the amount you requested. For partial withdrawals, we deduct the charge proportionately from your selected Investment Options. If a partial withdrawal occurs on a day that we also assess the rider charge and/or contract maintenance charge, we assess these charges in this order after we deduct the withdrawal and any applicable withdrawal charge from the Contract Value.

The withdrawal charge compensates us for expenses associated with selling the Contract.

Example: You make an initial Purchase Payment of $30,000 on a Base Contract and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a $52,000 withdrawal. We withdraw money and compute the withdrawal charge as follows.

1)	Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period, so this does not apply.

2)
Amounts available under the free withdrawal privilege. You did not take any other withdrawals this year, so you can withdraw up to 10% of your total payments (or $10,000) without incurring a withdrawal charge.

3)
Purchase Payments on a FIFO basis. The total amount we withdraw from the first Purchase Payment is $30,000, which is subject to a 7.5% withdrawal charge, and you receive $27,750. We determine this amount as follows:

(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:

$30,000 x 0.925 = $27,750.

Next we withdraw from the second Purchase Payment. So far, you received $37,750 ($10,000 under the free withdrawal privilege and $27,750 from the first Purchase Payment), so we withdraw $14,250 from the second Purchase Payment to equal the $52,000 you requested. The second Purchase Payment is subject to an 8.5% withdrawal charge. We calculate the total amount withdrawn and its withdrawal charge as follows:

(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:

$14,250 ÷ 0.915 = $15,574

4)	Contract earnings. We already withdrew your requested amount, so this does not apply.

In total we withdrew $55,574 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,574.

Reduction or Elimination of the Withdrawal Charge

We may reduce or eliminate the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. For example, if a large group of individuals purchases Contracts or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or eliminate the withdrawal charge when a Contract is sold by a Financial Professional appointed with Allianz Life to any members of his or her immediate family and the Financial Professional waives their commission. We must pre-approve any withdrawal charge reduction or elimination.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

NOTE:

•
Because we do not reduce the Withdrawal Charge Basis for penalty-free withdrawals or the deduction of other Contract charges, we may assess a withdrawal charge on more than the amount you are withdrawing upon a full withdrawal of the total Contract Value. Also, upon full withdrawal, if the Contract Value has declined due to poor performance, the withdrawal charge may be greater than the total Contract Value and you will not receive any money.

•
Withdrawals may have tax consequences and, if taken before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.

•	Partial Annuitizations reduce each Purchase Payment and the Withdrawal Charge Basis proportionately by the percentage of Contract Value you annuitize.

•	For Contracts issued in Washington: Penalty-free withdrawals reduce the Withdrawal Charge Basis. It is equal to total Purchase Payments less any withdrawals (including any withdrawal charges).

•	For Contracts issued in Florida: The withdrawal charge can not exceed 10% of the Contract Value.

TRANSFER FEE

The first twelve transfers every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. We count all transfers made in the same Business Day as one transfer. The following do not count against the free transfers we allow and are not subject to a transfer fee: dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under Income Protector, Income Focus or Investment Protector.

Currently, we deduct this fee only during the Accumulation Phase, but we reserve the right to deduct it during the Annuity Phase. We deduct the transfer fee on a dollar for dollar basis from the Contract Value determined at the end of the Business Day that we process the transfer request. However, the transfer fee does not decrease guaranteed values; it only decreases the Contract Value used to calculate any potential increases to guaranteed values. If you are transferring from multiple Investment Options, we deduct this fee proportionately from the Investment Options from which the transfer is made. If you transfer the total amount in an Investment Option, we deduct a transfer fee from the amount transferred.

PREMIUM TAX

Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.

INCOME TAX

Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.

INVESTMENT OPTION EXPENSES

The Investment Options’ assets are subject to operating expenses (including management fees). These expenses are described in the Fee Tables, Appendix A, and in the Investment Options’ prospectuses. These expenses reduce the Investment Options’ performance and, therefore, negatively affect your Contract Value and any guaranteed values or payments based on Contract Value. The Investment Options’ investment advisers provided us with the expense information in this prospectus and we did not independently verify it.

8.	ACCESS TO YOUR MONEY

The money in your Contract is available under the following circumstances:

•	by withdrawing your Contract Value;

•	by withdrawing the Target Value on the last Business Day before each Target Value Date (if you select Investment Protector);

•	by taking Lifetime Plus Payments (if you select Income Protector);

•	by taking Income Focus Payments (if you select Income Focus);

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

•	by taking required minimum distributions (Qualified Contracts only) as discussed in “Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” later in this section;

•	by taking Annuity Payments; or

•	when we pay a death benefit.

You can take withdrawals from any part of the Contract that is in the Accumulation Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day receives the next Business Day’s values.

Any partial withdrawal must be for at least $500.* The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.

*	Does not apply to Lifetime Plus Payments, Income Focus Payments, systematic withdrawals, or required minimum distributions.

**	Does not apply to Lifetime Plus Payments or Income Focus Payments.

We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Investment Option unless you provide us with alternate instructions. If you select Income Protector, Income Focus, or Investment Protector and take a partial withdrawal from specific Investment Options, the benefit’s quarterly rebalancing feature moves money back into those Investment Options at the end of the quarter unless you also change your future Purchase Payment allocation instructions.

When you take a full withdrawal, we process your request on the Business Day we receive it in Good Order at our Service Center as follows:

•	total Contract Value determined at the end of the day,

•	less any final rider charge if you selected Income Protector, Income Focus or Investment Protector,

•	less any withdrawal charge, and

•	less any contract maintenance charge.

See the Fee Tables and section 7, Expenses for a discussion of these charges.

We pay withdrawals within seven days of receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).

NOTE:

•	Ordinary income taxes and tax penalties may apply to any withdrawal you take.

•
We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals, surrenders, or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the AZL Money Market Fund subaccount until the fund is liquidated.

•
For Contracts with Investment Protector: The Target Value is only guaranteed to be available on the last Business Day before each Target Value Date. Beginning on the next Business Day, your Contract Value fluctuates based on your selected Investment Options’ performance, and this is the value available to you upon withdrawal. We notify you in writing at least 30 days in advance of your initial Target Value Date to allow you to decide if you want to take a withdrawal and/or continue your Contract until the next Target Value Date.

FREE WITHDRAWAL PRIVILEGE

Each Contract Year, you can withdraw up to 10% of your total Purchase Payments without incurring a withdrawal charge (the free withdrawal privilege). Any unused free withdrawal privilege in one Contract Year is not added to the amount available next year. Withdrawals of Purchase Payments that are beyond the withdrawal charge period are not subject to a withdrawal charge and do not reduce your free withdrawal privilege. Required minimum distribution payments are not subject to a withdrawal charge, but do reduce your free withdrawal privilege.

NOTE: The free withdrawal privilege is not available upon a full withdrawal (except for Contracts issued in Washington), or while you are receiving Lifetime Plus Payments or Income Focus Payments.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

SYSTEMATIC WITHDRAWAL PROGRAM

If your Contract Value is at least $25,000, the systematic withdrawal program can provide automatic withdrawal payments to you. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. The minimum amount you can withdraw under this program is $500, and there is no maximum. During the withdrawal charge period (if applicable), systematic withdrawals in excess of the free withdrawal privilege are subject to a withdrawal charge. We make systematic withdrawals on the ninth of the month, or the prior Business Day if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these withdrawals, or your program does not begin until the next month. This program ends at your request or when you withdraw your total Contract Value. However, we reserve the right to discontinue the systematic withdrawal program at any time and for any reason.

NOTE:

•	Ordinary income taxes and tax penalties may apply to systematic withdrawals.

•	The systematic withdrawal program is not available while you are receiving required minimum distribution payments, Lifetime Plus Payments or Income Focus Payments.

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own a Qualified Contract, you can participate in the minimum distribution program during the Accumulation Phase. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege amount during the Contract Year. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the prior Business Day if the ninth is not a Business Day. We must receive your program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these payments, or your program does not begin until the next month.

Lifetime Plus Payments or Income Focus Payments can also be used to satisfy your RMD needs. If you begin Lifetime Plus Payments or Income Focus Payments while participating in the minimum distribution program, RMD payments stop on the Business Day immediately before the Benefit Date. You remain in the program (unless you choose to end it), and if your selected benefit’s lifetime payments and Excess Withdrawals taken during a calendar year do not fully satisfy your RMD, we send you an additional RMD payment to satisfy your remaining RMD needs. For more information, see the note in section 11.a, Income Protector – Calculating Your Lifetime Plus Payments, or section 11.b, Income Focus – Calculating Your Income Focus Payments.

NOTE:

•	You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.

•	The minimum distribution program is not available while you are receiving systematic withdrawals.

WAIVER OF WITHDRAWAL CHARGE BENEFIT

After the first Contract Year, if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary, you can take a withdrawal and we waive the withdrawal charge. This waiver is not available if any Owner was confined to a nursing home on the Issue Date. We base this benefit on the Annuitant for non-individually owned Contracts. We must receive proof of confinement in Good Order before we waive the withdrawal charge.

NOTE FOR CONTRACTS ISSUED IN:

•	Massachusetts – The waiver of withdrawal charge benefit is not available.

•	New Hampshire – The definition of nursing home is an institution operated in accordance with state law.

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Pennsylvania – The waiver is not available if on the Issue Date, an Owner was confined to a nursing home or was already diagnosed with a terminal illness. Also, the nursing home confinement requirement is a total of 90 days within a six month period. These 90 days do not need to be consecutive.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.

*	Including Lifetime Plus Payments, Income Focus Payments and Excess Withdrawals.

9.	THE ANNUITY PHASE

Prior to annuitization, you can surrender your Contract and receive your total Contract Value. Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value.

You can apply your Contract Value to regular periodic annuity payments (Annuity Payments). The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we pay the amount that would have been paid at the true age or gender.

CALCULATING YOUR ANNUITY PAYMENTS

We base Annuity Payments upon the following:

•	The Contract Value on the Income Date.

•	Whether you request fixed payments, variable payments, or a combination of both fixed and variable Annuity Payments.

•	The age of the Annuitant and any joint Annuitant on the Income Date.

•	The gender of the Annuitant and any joint Annuitant where permitted.

•	The Annuity Option you select.

•	Your Contract’s mortality table.

We guarantee the dollar amount of fixed Annuity Payments and this amount does not change. Variable payments are not predetermined and the dollar amount changes with your selected Investment Options’ investment experience.

VARIABLE OR FIXED ANNUITY PAYMENTS

You can request Annuity Payments under Annuity Options 1-5 as:

•	a variable payout,

•	a fixed payout, or

•	a combination of both.

After the Income Date, you cannot make a transfer from a fixed Annuity Payment stream to variable, but you can transfer from a variable Annuity Payment stream and establish a new fixed Annuity Payment stream.

We base fixed Annuity Payments on your Contract’s interest rate and mortality table or current rates, if higher.

The dollar amount of variable Annuity Payments depends on the assumed investment rate (AIR) you select and your selected Investment Options’ performance. You can choose a 3%, 5% or 7% AIR.* Using a higher AIR results in a higher initial variable Annuity Payment, but future payments increase more slowly and decrease more rapidly. If your Investment Options’ actual performance exceeds your selected AIR, variable Annuity Payments increase. Similarly, if the actual performance is less than your selected AIR, variable Annuity Payments decrease.

*	The maximum available AIR in Florida is 4%, and in Oregon it is 5%.

If you choose a variable payout, you can invest in up to 15 Investment Options. We may change this in the future, but we will always allow you to invest in at least five Investment Options. If you do not instruct us, we base variable Annuity Payments on your future Purchase Payment allocation instructions. Currently, we require your initial Annuity Payment to be $100 or more.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

ANNUITY PAYMENT OPTIONS

You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Income Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a guaranteed minimum period that you select.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option. For variable Annuity Payments, your total refund is the sum of your selected Investment Options’ refunds. Each Investment Option’s refund is equal to the value of the difference of the annuity units applied to this Annuity Option and allocated to that Investment Option minus the total number of annuity units paid from that Investment Option. The dollar value of these annuity units fluctuates based on your selected Investment Options’ performance.

After the Annuitant’s death under Option 2, or the last surviving joint Annuitant's death under Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to last surviving Owner’s estate if there are no remaining or named Beneficiaries.

Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.

NOTE: If you do not choose an Annuity Option before the Income Date, we make variable Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

WHEN ANNUITY PAYMENTS BEGIN

Annuity Payments begin on the Income Date. Your scheduled Income Date is the maximum permitted date allowed for your Contract, which is the first day of the calendar month following the later of: a) the Annuitant’s 90th birthday, or b) the tenth Contract Anniversary. An earlier Income Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Income Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier or later Income Date may not be available to you depending on the Financial Professional you purchase your Contract through and your state of residence. Your Income Date must be the first day of a calendar month at least two years after the Issue Date.* The Income Date cannot be later than what is permitted under applicable law. If you are required to take a Full Annuitization while you are receiving Lifetime Plus Payments or Income Focus Payments as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments at least equal to the payments you are then receiving as described in the following note.

*	In Florida, the earliest acceptable Income Date is one year after the Issue Date.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

NOTE:

•
If on the maximum permitted Income Date your Contract Value is greater than zero, you must take a Full Annuitization. We notify you of your available options in writing 60 days in advance. If you have not selected an Annuity Option, we make variable payments under Annuity Option 2 with five years of guaranteed monthly payments. Upon Full Annuitization you no longer have Contract Value, a death benefit, or any other periodic withdrawals or payments other than Annuity Payments.

•
For Contracts with Income Protector or Income Focus: If on the maximum permitted Income Date we require you to take a Full Annuitization and you are receiving Lifetime Plus Payments or Income Focus Payments, and your Contract Value is greater than zero, we make the following guarantee if you take fixed Annuity Payments under Annuity Option 1 or 3.

For single Lifetime Plus Payments or Income Focus Payments, if you choose Annuity Option 1 (Life Annuity) where the sole Annuitant is the sole Covered Person, then your fixed Annuity Payments equals the greater of:

•	annual fixed Annuity Payments under Annuity Option 1 based on the Contract Value; or

•	the current annual maximum Lifetime Plus Payment or Income Focus Payment available to you.

For joint Lifetime Plus Payments or Income Focus Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, and both joint Annuitants are the joint Covered Persons, then your fixed Annuity Payments equals the greater of:

•	annual fixed Annuity Payments under Annuity Option 3 based on the Contract Value; or

•	the current annual maximum Lifetime Plus Payment or Income Focus Payment available to you.

However, if you select any other Annuity Option, or if you choose to take variable Annuity Payments, these guarantees do not apply.

PARTIAL ANNUITIZATION

Only a sole Owner can take Partial Annuitizations under Annuity Options 1, 2, or 5. The Owner must be the Annuitant and we do not allow joint Annuitants. You cannot take a new Partial Annuitization while receiving Lifetime Plus Payments or Income Focus Payments. We allow you to annuitize less than your total Contract Value in a Partial Annuitization. If you take a Partial Annuitization, your Contract is in both the Accumulation and Annuity Phases at the same time. We allow one Partial Annuitization every twelve months, up to a maximum of five. If you have four Partial Annuitizations and want a fifth, you must take a Full Annuitization of the total remaining Contract Value. You cannot add Contract Value to the part of a Contract that has been partially annuitized, or transfer values that have been partially annuitized to any other part of the Contract. Partial Annuitizations are not subject to a withdrawal charge (if applicable), but they decrease the Contract Value, Withdrawal Charge Basis, death benefit, and any of your Contract’s guaranteed values.

NOTE: A recent tax law change allows a Partial Anuitization under a life Annuity Option on a Non-Qualified Contract to receive the same income tax treatment as a Full Annuitization. However, this income tax treatment does not apply to a Partial Annuitization on a Qualified Contract. You should consult a tax adviser before requesting a Partial Annuitization.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

10.	DEATH BENEFIT

“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

The Base Contract provides the Traditional Death Benefit. If available, you can instead select the Quarterly Value Death Benefit at Contract issue (see section 11.d, Quarterly Value Death Benefit). Death benefits are only available during the Accumulation Phase.

If you die during the Accumulation Phase, we process the death benefit using prices determined after we receive in Good Order at our Service Center the death benefit payment option and due proof of death. If we receive this information at or after the end of the current Business Day, we use the next Business Day’s prices. We consider due proof of death to be any of the following: a copy of a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

If a Beneficiary dies before you, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining primary Beneficiaries, we pay any remaining contingent Beneficiary(ies). If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate.

If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her required information in Good Order at our Service Center. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, he or she each receives an equal share. Any part of the death benefit that is in the Investment Options remains there until distribution begins. From the time we determine the death benefit until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we no longer accept additional Purchase Payments or process transfer requests.

TRADITIONAL DEATH BENEFIT

We determine the Traditional Death Benefit as of the end of the Business Day during which we receive in Good Order at our Service Center the death benefit payment option and due proof of death. It is the greater of the Contract Value (after deduction of the final rider charge, if applicable), or the Traditional Death Benefit Value.

The Traditional Death Benefit Value is the total of all Purchase Payments received, reduced by the percentage of Contract Value withdrawn, determined at the end of each Business Day. Withdrawals include Lifetime Plus Payments or Income Focus Payments, Excess Withdrawals, Partial Annuitizations, and any withdrawal charges; but do not include amounts we withdraw for other Contract charges.

For multiple Beneficiaries, we determine the Traditional Death Benefit Value for each surviving Beneficiary’s portion of the death benefit at the time we first receive in Good Order at our Service Center the death benefit payment option and due proof of death. We determine the Contract Value for each surviving Beneficiary’s portion of the death benefit as of the end of the Business Day during which we receive in Good Order at our Service Center his or her selected death benefit payment option.

The Traditional Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day that the Traditional Death Benefit Value and Contract Value are both zero.

•	When the Contract ends.

NOTE: For Contracts with Income Protector, Income Focus or Investment Protector: We restrict additional Purchase Payments, which limits the Traditional Death Benefit Value.

DEATH OF THE OWNER AND/OR ANNUITANT

The appendix to the Statement of Additional Information includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION PHASE

If you do not designate a death benefit payment option, a Beneficiary must select one of the options listed below. If Option A (lump sum payment) is selected, we pay the amount within seven days of our receipt of the death benefit payment option and due proof of death, including any required governmental forms, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.

Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with their portion of the death benefit in his or her own name. Spouses must qualify as such under federal law to continue the Contract. An election by the spouse to continue their portion of the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, at the end of the Business Day we receive in Good Order at our Service Center the death benefit payment option and due proof of death, we increase their portion of the Contract Value to equal their portion of the death benefit if that amount is greater. For Contracts with Income Protector, Income Focus or Investment Protector, a Contract Value increase may not increase the Benefit Base, Income Value Percentage(s), or Target Value. If the surviving spouse continues their portion of the Contract, he or she may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries. However, if the surviving spouse is not a Covered Person and the Contract includes Income Protector or Income Focus, both the benefit and any Lifetime Plus Payments or Income Focus Payments end. If the spouse continues the Contract, the spouse will be subject to any remaining withdrawal charge.

Option A: Lump sum payment of the death benefit.

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death.

Option C: If the Beneficiary is an individual, payment of the death benefit as an Annuity Payment over the Beneficiary’s lifetime, or over a period not extending beyond the Beneficiary’s life expectancy. This means only Annuity Options 1, 2 and 5 are available. Distribution must begin within one year of the date of the Owner’s death.

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract is interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.

Other rules may apply to Qualified Contracts.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

11.	SELECTION OF OPTIONAL BENEFITS

Check with your Financial Professional regarding availability of optional benefits. Each optional benefit carries an additional M&E charge or a rider charge. For more information, please see the Fee Tables and section 7, Expenses.

•
Income Protector. This benefit provides guaranteed lifetime income (called Lifetime Plus Payments) that can begin from age 60 to age 90. We base payments on the Benefit Base. Income Protector allows access to both Contract Value and a death benefit for a period of time after payments begin as described in section 11.a, Income Protector.

•
Income Focus. This benefit provides guaranteed lifetime income called Income Focus Payments (similar to Income Protector’s Lifetime Plus Payments) that can begin from age 60 to age 90. We base payments on a percentage of each Income Value. Income Value Percentages can potentially increase by 1% each year if your Contract Value increases (Performance Increases). Income Focus allows access to both Contract Value and a death benefit for a period of time as described in section 11.c, Income Focus.

NOTE:                  Income Protector and Income Focus provide no payments before age 60. If you are required to annuitize your Contract as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments at least equal to the Lifetime Plus Payments or Income Focus Payments you are then receiving as described in section 9, The Annuity Phase – When Annuity Payments Begin.

•
Investment Protector. This benefit provides a level of protection for your principal and any annual investment gains (Target Value) on a future date if you hold the Contract for the required period, as described in section 11.c, Investment Protector.

•	Quarterly Value Death Benefit. This benefit locks in any quarterly investment gains to provide an increased death benefit as described in section 11.d, Quarterly Value Death Benefit.

•	Short Withdrawal Charge Option. This benefit shortens the Base Contract’s withdrawal charge period from seven to four years as described in section 11.e, Short Withdrawal Charge Option.

•	No Withdrawal Charge Option. This benefit eliminates the Base Contract’s withdrawal charge as described in section 11.f, No Withdrawal Charge Option.

At issue you first select one of the following: Base Contract, Short Withdrawal Charge Option or No Withdrawal Charge Option. You then choose whether to add the Quarterly Value Death Benefit to your Contract. After we issue the Contract, you cannot remove any of these optional benefits from your Contract. If you select the No Withdrawal Charge Option or Quarterly Value Death Benefit, you must also select an Additional Required Benefit (Income Protector, Income Focus or Investment Protector) at issue.

You can select either Income Protector, Income Focus or Investment Protector at issue, or on a Quarterly Anniversary during the Accumulation Phase (if available). You cannot have more than one of these benefits at the same time. You can select Income Protector before the older Covered Person reaches age 81. You can select Income Focus once the younger Covered Person reaches age 45 and before the older Covered Person reaches age 81. You can select Investment Protector before the older Owner reaches age 81 (or the Annuitant reaches age 81 if the Owner is a non-individual).

Once selected, you can remove Income Protector, Income Focus or Investment Protector subject to certain restrictions. If you select the Quarterly Value Death Benefit and remove an Additional Required Benefit without simultaneously replacing it with another Additional Required Benefit, you will not receive any future lock ins of quarterly investment gains to your death benefit and we no longer assess the additional 0.30% M&E charge for the Quarterly Value Death Benefit. If you select the No Withdrawal Charge Option, you can only remove the Additional Required Benefit if we increase the rider charge, or if you can simultaneously replace your selected Additional Required Benefit as discussed next in this section. Removing an Additional Required Benefit because we increase the rider charge does not end the No Withdrawal Charge Option.

REPLACING OPTIONAL BENEFITS

You can replace a benefit one time as follows if you meet the age selection requirement and the new benefit is available.

•	Replace Income Protector with Investment Protector.

•	Replace Income Focus with Investment Protector.

•	Replace Investment Protector with Income Protector or Income Focus.

If you replace one optional benefit with another we may require you to reallocate your Contract Value and change your future allocation instructions to comply with the replacement benefit’s Investment Option allocation and transfer restrictions.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

These are the only replacements we allow. Replacements include both the simultaneous removal and addition of benefits on a Quarterly Anniversary, as well as removing one benefit on a Quarterly Anniversary and adding another benefit on a future Quarterly Anniversary. The guarantees of the new benefit may be more or less than the benefit you are replacing.

Primary Differences Between Income Protector, Income Focus and Investment Protector
	Income Protector	Income Focus	Investment Protector
What are the benefit features?	Lifetime income payments (Lifetime Plus Payments) with continued access to both Contract Value and a death benefit.	Lifetime income payments (Income Focus Payments) with continued access to both Contract Value and a death benefit.	A future Contract Value guarantee (the Target Value).
On whom do we base the benefit?	The Covered Person(s), who must either be Owners, Annuitant or Beneficiaries.	The Covered Person(s), who must either be Owners, Annuitant or Beneficiaries.	The Owner (or Annuitant if Owner is a non-individual).
What are the current charges?	The current rider charge is 1.20% of the Benefit Base for single and joint Lifetime Plus Payments.	The current rider charge is 1.30% of the Total Income Value for single and joint Income Focus Payments.	The current rider charge is 1.00% of the Target Value.
Can the rider charge increase?	Yes, on each Quarterly Anniversary up to 2.50% for single or 2.75% for joint, or we can decrease it to 0.50%. However, we cannot increase or decrease it more than 0.50% in any twelve-month period.	Yes, on each Quarterly Anniversary up to 2.75% for single or 2.95% for joint, or we can decrease it to 0.50%. However, we cannot increase or decrease it more than 0.50% in any twelve-month period.	Yes, on each Quarterly Anniversary up to 2.50% or we can decrease it to 0.35%. However, we cannot increase or decrease it more than 0.35% in any twelve-month period.
Do we restrict additional Purchase Payments?	We only accept additional Purchase Payments before the Benefit Date. We also annually limit additional payments to all payments received in the first Contract quarter, without our prior approval.	We only accept additional Purchase Payments before the Benefit Date. We also annually limit additional payments to all payments received in the first Contract quarter, without our prior approval.
We only accept additional Purchase Payments before the third rider anniversary. We also annually limit additional payments to all payments received in the first Contract quarter, without our prior approval.

Do we restrict allocations and transfers?	Yes, we restrict the number of Investment Options available to you, but not the amount you can allocate to any one Investment Option.	Yes, we restrict the number of Investment Options available to you, but not the amount you can allocate to any one Investment Option.	Yes, and the restrictions change over time and become more conservative.
Is there a waiting period to access the benefit?	No, if the younger Covered Person meets the current minimum exercise age of 60 when you select the benefit.	No, if the younger Covered Person meets the current minimum exercise age of 60 when you select the benefit.	The earliest available initial Target Value Date is ten years after you select the benefit (the tenth rider anniversary).
Is there a mandatory beginning date?	No, but if you do not begin Lifetime Plus Payments during the eligibility period, Income Protector ends and you will not receive any payments.	No, but if you do not begin Income Focus Payments during the eligibility period, Income Focus ends and you will not receive any payments.	Yes. The initial Target Value Date is when the Contract Value guarantee first takes effect. Subsequent dates occur every five years.
What are the guaranteed values?
The guaranteed value is Lifetime Plus Payments, which are a percentage of the Benefit Base. The Benefit Base is based on the greater of the highest quarterly Contract Value, or quarterly simple interest applied to Purchase Payments adjusted for withdrawals for a guaranteed number of years. Each quarter we reset the simple interest to equal the Contract Value, if greater.

The guaranteed value is Income Focus Payments, which is the total of each Income Value multiplied by its associated Income Value Percentage. Income Value Percentages can increase by 1% each year if your Contract Value increases.

The Target Value is the greater of a percentage of the highest Contract Anniversary value, or total Purchase Payments adjusted for withdrawals. It is guaranteed to be available on the last Business Day before each Target Value Date.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

11.a INCOME PROTECTOR

We designed Lifetime Plus Payments to last for the lifetime of the Covered Person(s). If you do not begin Lifetime Plus Payments before all Covered Persons die or are removed from the Contract, Income Protector ends and you will not receive any payments. In the case of non-spouse Joint Owners, if a Joint Owner dies before payments begin, this benefit ends and payments are not available to you even if the Covered Person is still alive. Lifetime Plus Payments are available once the younger Covered Person reaches age 60 and before the older Covered Person reaches age 91. You choose your payment frequency and amount subject to an annual maximum. Once established, the annual maximum Lifetime Plus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.

There are several important points to consider before selecting Income Protector.

•	If you do not begin Lifetime Plus Payments during the eligibility period, the benefit ends and you will have paid for the benefit without receiving any of its advantages.

•	Income Protector provides no payment until the younger Covered Person is at least age 60.

•	This benefit is subject to a rider charge, as described in the Fee Tables and section 7, Expenses – Rider Charge.

•	This benefit does not create Contract Value or guarantee Investment Option performance.

•	If you select the No Withdrawal Charge Option, you can only remove Income Protector as discussed under “Removing Income Protector” below.

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If you select this benefit, we restrict your selection of Investment Options and rebalance your Contract Value quarterly. We also restrict additional Purchase Payments and Contract Value allocations and transfers. These restrictions support the benefit’s guarantees, and to the extent they limit your investment flexibility, they may limit the upside potential to your Contract Value and Benefit Base.

•	If you take less than the annual maximum Lifetime Plus Payment, you will not receive an annual payment increase.

Please discuss Income Protector’s appropriateness with your Financial Professional and tax adviser.

SELECTING INCOME PROTECTOR

You can select Income Protector at issue or, if available, on any Quarterly Anniversary during the Accumulation Phase once before the older Covered Person reaches age 81. Covered Person(s) are discussed in section 2, Ownership.

You can select Income Protector after the Issue Date by completing the appropriate form. We add this benefit to your Contract on the Quarterly Anniversary (or on the next Business Day if the anniversary is not a Business Day) after we receive your request in Good Order at our Service Center, and the Rider Effective Date is that Quarterly Anniversary. For the request to be in Good Order, we must receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary. Your Contract Value on the Rider Effective Date must be at least $10,000 (or $25,000 if you have the No Withdrawal Charge Option). You must reallocate your Contract Value and change your future allocation instructions to comply with the Investment Option allocation and transfer restrictions discussed later in this section before we add this benefit to your Contract.

NOTE:

•	You cannot have Income Protector and Income Focus or Investment Protector at the same time. You can only have one of these benefits.

•
For an Income Protector rider issued in Pennsylvania: If you change your mind about having Income Protector, you can return the rider within ten days after receiving it and we treat it as if it had never been issued.

REMOVING INCOME PROTECTOR

You can remove Income Protector from your Contract once while the Contract Value is positive. If you remove this benefit, it is not available for future selection. If you select the No Withdrawal Charge Option, you can only remove Income Protector if we increase the rider charge, or if you simultaneously replace it with Investment Protector. Removing Income Protector because we increase the rider charge does not end the No Withdrawal Charge Option.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

You can remove Income Protector by completing the appropriate form. We remove this benefit from your Contract on the Quarterly Anniversary (or on the next Business Day if the anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Quarterly Anniversary. If we increase this benefit’s rider charge and you want to remove this benefit before the increase, we must receive this form within 30 days of the date of our letter notifying you of the rider charge increase. If we receive your form after this period, we increase your rider charge and ask you to resubmit the form for the next Quarterly Anniversary.

If you are removing this benefit for any other reason, your request is in Good Order if we receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary.

If you allocated Contract Value to Investment Options that are only available under Income Protector, you must transfer your Contract Value out of these Investment Options and remove these Investment Options from your future Purchase Payment allocation instructions for your removal request to be in Good Order.

On the rider termination date Lifetime Plus Payments (if applicable) stop, we deduct the final rider charge, and the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.

LIFETIME PLUS PAYMENT OVERVIEW

We base your initial Lifetime Plus Payment on the Benefit Base and payment percentage. When payments begin (Benefit Date), the Benefit Base is the greatest of:

•	Contract Value as of the end of the last Business Day before the Benefit Date,

•	highest Contract Value from any prior Quarterly Anniversary adjusted for subsequent withdrawals (Quarterly Anniversary Value), or

•
quarterly simple interest applied to Purchase Payments adjusted for withdrawals for a guaranteed number of years. Each quarter we reset the simple interest value to equal the Contract Value, if greater (Annual Increase).

We determine your payment percentage by using the Annual Maximum Lifetime Plus Payment Table. We establish your Contract’s Annual Maximum Lifetime Plus Payment Table on the Rider Effective Date and we cannot reduce these payment percentages. The current Annual Maximum Lifetime Plus Payment Table is as follows:

Annual Maximum Lifetime Plus Payment Table
Age of the Covered Person for single Lifetime Plus Payments	Annual maximum Lifetime Plus Payment percentage	Age of the younger Covered Person for joint Lifetime Plus Payments	Annual maximum Lifetime Plus Payment percentage
60 – 64	4.0%	60 – 64	3.5%
65 – 79	4.5%	65 – 79	4.0%
80+	5.5%	80+	5.0%
The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each year, but you can choose to take an actual payment that is a percentage of your annual maximum Lifetime Plus Payment. If you take less than 100% of your annual maximum Lifetime Plus Payment in a Benefit Year, you are not eligible for a potential payment increase in the next Benefit Year. Your annual maximum Lifetime Plus Payment may increase based on the Covered Person’s age and/or if the Contract Value increases. However, your annual maximum payment does not increase just as a result of the Covered Person moving into a new age band; the result of the current Contract Value multiplied by the increased payment percentage must be greater than your current annual maximum payment for your payment to increase. For more information, see “Automatic Annual Lifetime Plus Payment Increases.”

BENEFIT BASE

The Benefit Base determines both your rider charge and your initial annual maximum Lifetime Plus Payment. The greater the Benefit Base, the greater the initial annual maximum Lifetime Plus Payment.

On the Rider Effective Date, and on each Business Day before the Benefit Date, the Benefit Base is equal to the greater of the Quarterly Anniversary Value or the Annual Increase. On the Benefit Date, we compare your Benefit Base to the Contract Value using the values determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) and increase your Benefit Base to equal this Contract Value if it is greater.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

On and after the Benefit Date, your Benefit Base only changes if you take an Excess Withdrawal, or we increase your annual maximum Lifetime Plus Payment. Changes in the Benefit Base also change your daily rider charge amount. Excess Withdrawals reduce your Benefit Base by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process the withdrawal. An annual payment increase may increase or decrease your Benefit Base at the end of the last Business Day before a Benefit Anniversary as follows.

•	If we increase your annual maximum Lifetime Plus Payment because the Contract Value increased, we increase your Benefit Base by the same percentage that we increased the payment.

•
If we increase your annual maximum Lifetime Plus Payment because the current payment percentage multiplied by the current Contract Value results in a higher payment, we change your Benefit Base to equal this Contract Value. This change may increase or decrease your Benefit Base.

QUARTERLY ANNIVERSARY VALUE

While the benefit is in effect, we only calculate the Quarterly Anniversary Value before the Benefit Date.

If the Rider Effective Date is the Issue Date, the Quarterly Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. If the Rider Effective Date occurs after the Issue Date, the Quarterly Anniversary Value is initially equal to the Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses).

At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments.

•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

On each Quarterly Anniversary, we compare the Quarterly Anniversary Value to the Contract Value using the values determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) and increase the Quarterly Anniversary Value to equal this Contract Value if it is greater.

ANNUAL INCREASE

While the benefit is in effect, we only calculate the Annual Increase before the Benefit Date.

On each Quarterly Anniversary during the guarantee years, we apply a simple interest increase of one-fourth of the annual increase percentage to the Purchase Payments adjusted for withdrawals (or the Contract Value on the Rider Effective Date, if applicable). Next, we compare this value to the Contract Value and increase it to equal the Contract Value if the Contract Value is greater (reset). We then apply any future simple interest increases to the reset value. Contract Value resets occur during the entire period we calculate the Annual Increase, not just during the guarantee years.

We establish your Contract’s number of guarantee years and annual increase percentage on the Rider Effective Date and we cannot change them. The guarantee years are the maximum number of years that you can receive simple interest increases under the Annual Increase. The current number of guarantee years is 30, the current annual increase percentage is 7% and the current quarterly simple interest increase is 1.75%.

If the Rider Effective Date is the Issue Date, both the Annual Increase and Increase Base are initially equal to the Purchase Payment received on the Issue Date. If the Rider Effective Date occurs after the Issue Date, both the Annual Increase and Increase Base are initially equal to the Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses).

At the end of each Business Day, we adjust both the Annual Increase and Increase Base as follows.

•	We increase them by the amount of any additional Purchase Payments.

•
We reduce them by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

On each Quarterly Anniversary on or before the maximum Rider Anniversary, the Annual Increase is equal to:

a + (b x (c – d))

Where:

a =	The Annual Increase at the end of the prior Business Day;

b =	The annual increase percentage we set on the Rider Effective Date divided by four (which is currently 1.75% as stated above);

c =	The Increase Base at the end of the prior Business Day; and

d =	Purchase Payments* received on or after the prior Quarterly Anniversary. If you select this benefit at issue, we exclude from “d” any Purchase Payments received before the first Quarterly Anniversary.

*	We reduce each Purchase Payment by the percentage of any Contract Value withdrawn, determined at the end of each Business Day.

The maximum Rider Anniversary is the Quarterly Anniversary that occurs on the number of guarantee years after the Rider Effective Date. For example, if the Issue Date is June 1, 2009, the Rider Effective Date is September 1, 2009, and the number of guarantee years is 30 years, then the maximum Rider Anniversary is September 1, 2039.

We then compare this Annual Increase to the Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) and increase both the Annual Increase and the Increase Base to equal this Contract Value if it is greater. As previously stated, these resets can occur during the entire period we calculate the Annual Increase.

REQUESTING LIFETIME PLUS PAYMENTS

You request Lifetime Plus Payments by completing a payment election form. Lifetime Plus Payments begin on the Benefit Date, which must be either the 1st or 15th of a calendar month. Your Benefit Date is the next available date that occurs at least 15 calendar days after we receive your request in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Date in order for Lifetime Plus Payments to begin. You cannot submit this form until the younger Covered Person reaches the minimum exercise age, or once the older Covered Person reaches age 91. We establish your Contract’s minimum exercise age on the Rider Effective Date and we cannot increase it. The current minimum exercise age is age 60.

If your Contract Value reduces to zero for any reason other than a withdrawal, or Partial or Full Annuitization while this benefit is in effect and before the Benefit Date, we calculate your annual maximum Lifetime Plus Payment and begin making annual payments to you on the next available Benefit Date. If the Benefit Date has not occurred six months before the older Covered Person reaches age 91, we send you written notice that the benefit is about to end. If the benefit ends before Lifetime Plus Payments begin, you will have paid for the benefit without receiving any of its advantages.

Once Lifetime Plus Payments begin:

•	You cannot take new Partial Annuitizations.

•	You cannot make additional Purchase Payments, therefore the Traditional Death Benefit Value (if applicable) no longer increases.

•	Any active automatic investment plan and/or systematic withdrawal or dollar cost averaging programs end.

•	The free withdrawal privilege is not available.

•	You can only remove Income Protector while the Contract Value is positive. If you remove this benefit, the restrictions listed above do not apply on or after the rider termination date.

•	You can only change the Owner if you selected joint Lifetime Plus Payments and:

–	an Owner dies and the spouse continues the Contract, or

–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.

•	The rider charge continues until the benefit ends, or the Business Day the Contract Value reduces to zero.

•	If you select the Quarterly Value Death Benefit, its additional M&E charge continues until that benefit ends.

•	If you take a Full Annuitization, Lifetime Plus Payments stop and Income Protector ends.

•
The Contract Value continues to fluctuate as a result of Investment Option performance. It decreases on a dollar for dollar basis with each Lifetime Plus Payment, Excess Withdrawal, and any Contract charges we deduct.

•
Lifetime Plus Payments do not reduce your Benefit Base, but Excess Withdrawals reduce your Benefit Base and annual maximum Lifetime Plus Payment by the percentage of Contract Value withdrawn (including any withdrawal charge). If you take an Excess Withdrawal of your total Contract Value, Lifetime Plus Payments stop and Income Protector ends.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

•
Each Lifetime Plus Payment and any Excess Withdrawal reduces the Traditional Death Benefit Value (or the Quarterly Anniversary Value under the Quarterly Value Death Benefit, if applicable) by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
Any part of your annual maximum Lifetime Plus Payment that you do not withdraw in a given Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.

•
We may increase your annual maximum Lifetime Plus Payment on every Benefit Anniversary before the older Covered Person reaches age 91. If you receive a payment increase, we may also change your Benefit Base.

NOTE: If the older Covered Person is age 80 on the Rider Effective Date, we extend the latest available Benefit Date by 30 calendar days in order to allow you to receive the maximum benefit from the Annual Increase.

CALCULATING YOUR LIFETIME PLUS PAYMENTS

The annual maximum Lifetime Plus Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Date, the initial annual maximum Lifetime Plus Payment is equal to the Benefit Base multiplied by the current payment percentage, determined by using the Annual Maximum Lifetime Plus Payment Table (see “Lifetime Plus Payment Overview”). On the Benefit Date, if your initial annual maximum Lifetime Plus Payment is less than $100, the benefit ends and you will have paid for the benefit without receiving any of its advantages.

You can receive Lifetime Plus Payments semi-monthly, monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.

You can change your payment frequency once each Benefit Year while your Contract Value is positive. A Benefit Year is a period of twelve months beginning on the Benefit Date or any subsequent Benefit Anniversary. Once your Contract Value reduces to zero, you receive your maximum Lifetime Plus Payment at the previous selected payment frequency. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.

The annual maximum Lifetime Plus Payment is the amount you are entitled to, but you can choose to take less. The annual actual Lifetime Plus Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the annual maximum payment available next year. Each Lifetime Plus Payment you receive is equal to the annual actual Lifetime Plus Payment divided by the number of payments you chose to receive during the Benefit Year. Each actual Lifetime Plus Payment must either be zero, or $100 or more. For example, you cannot request an annual payment of $50.

We deduct each Lifetime Plus Payment, Excess Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Contract Value quarterly among the Investment Options according to your future Purchase Payment allocation instructions while this benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect, subject to the restrictions set out in section 5, Investment Options – Transfers Between Investment Options, and the “Investment Option Allocation and Transfer Restrictions” discussion later in this section.

If your Contract Value reduces to zero for any reason other than an Excess Withdrawal or Full Annuitization, then Lifetime Plus Payments continue until the deaths of all Covered Persons.

Excess Withdrawals

Your annual maximum Lifetime Plus Payment only decreases if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Plus Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Lifetime Plus Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Lifetime Plus Payment, and not an Excess Withdrawal. Excess Withdrawals include any applicable withdrawal charge, but do not include amounts we withdraw for other Contract charges.

For example, assume your annual maximum Lifetime Plus Payment is $2,000 and you take an annual actual Lifetime Plus Payment of $1,000. Within a Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional actual Lifetime Plus Payment. If you withdraw $1,200, we consider the first $1,000 to be an additional actual Lifetime Plus Payment and the next $200 to be an Excess Withdrawal.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Any partial Excess Withdrawal must comply with the restrictions in section 8, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any rider charge). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any rider charge). If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.

Excess Withdrawals reduce your annual maximum Lifetime Plus Payment on the next Benefit Anniversary after the withdrawal. For each Excess Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Benefit Base. If partial Excess Withdrawals reduce your annual maximum Lifetime Plus Payment to less than $100, we send you the total remaining Contract Value (less any rider charge) and your Contract ends.

NOTE:

•
For Qualified Contracts, if we calculate a required minimum distribution (RMD) based on this Contract, after making all Lifetime Plus Payments for the calendar year, we determine whether this calendar year’s total RMD has been satisfied by these payments and any Excess Withdrawals. If the RMD amount has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge.

•
For required annuitization, if on the maximum permitted Income Date you are receiving Lifetime Plus Payments, we guarantee to pay you the greater of your maximum Lifetime Plus Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose variable Annuity Payments, this guarantee does not apply. For more information, see section 9, The Annuity Phase.

AUTOMATIC ANNUAL LIFETIME PLUS PAYMENT INCREASES

We may change your annual maximum Lifetime Plus Payment on each Benefit Anniversary before the older Covered Person reaches age 91 as follows.

•
If you took your annual maximum Lifetime Plus Payment during the last Benefit Year, we increase next year’s annual maximum payment if the Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) is greater than the Contract Value from one year ago (which is the end of the last Business Day before the prior Benefit Anniversary, or the Benefit Date if this is the first Benefit Anniversary). This increase is equal to the percentage of growth between these two Contract Values. For example, if the Contract Value increased by 5%, we also increase your annual maximum Lifetime Plus Payment by 5%.

•	If the current payment percentage multiplied by the Contract Value at the end of the prior Business Day results in a higher annual maximum Lifetime Plus Payment.

NOTE: Automatic annual Lifetime Plus Payment increases are not available once the older Covered Person reaches age 91, or on or after the Business Day your Contract Value reduces to zero.

TAXATION OF LIFETIME PLUS PAYMENTS

We treat Lifetime Plus Payments as withdrawals for tax purposes as discussed in section 12, Taxes – Taxation of Lifetime Payments.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

Under Income Protector, we restrict your Investment Option selection. By selecting this benefit, you agree to allow us to rebalance your Contract Value quarterly, as described here. We put these restrictions in place to support Income Protector’s guarantees. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Contract Value and Benefit Base.

If you select Income Protector, we currently require you to allocate your Contract Value to the Investment Options listed below.

Income Protector available Investment Options
AZL Money Market Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP BlackRock Global Allocation Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Invesco Equity and Income Fund

Franklin Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
PIMCO VIT Unconstrained Bond Portfolio
Templeton Global Bond Securities Fund

We may add, remove or substitute Investment Options from this list. We secure all necessary SEC and other governmental approvals before removing or substituting an Investment Option. We send you written notice regarding additions, removals or substitutions. When an Investment Option within this list is removed or substituted, we send you written notice 30 days before the removal or substitution date.

While your benefit is in effect and your Contract Value is positive, we rebalance your Contract Value quarterly according to your future Purchase Payment allocation instructions if they comply with the restrictions stated here. The rebalancing occurs at the end of the last Business Day before each Quarterly Anniversary. Your Investment Options’ performance may cause your chosen allocations to shift. Quarterly rebalancing helps you maintain your selected allocation mix. There are no fees for the quarterly rebalancing transfers we make, and we do not count them against the free transfers we allow. To change this quarterly rebalancing, you must change your future Purchase Payment allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we reject your change.

WHEN INCOME PROTECTOR ENDS

Before the Benefit Date, Income Protector ends on the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).

•	For non-spouse Joint Owners selecting single Lifetime Plus Payments, the date of death of any Joint Owner. This means Income Protector ends even if the sole Covered Person is still alive.

•
The date of death of all Covered Persons. If joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and Income Protector ends as of this date of death.

•	The older Covered Person’s 91st birthday.

•	The Business Day before the Income Date you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•	When the Contract ends.

On and after the Benefit Date, Income Protector ends on the earliest of the following.

•	The rider termination date we process your request to remove this benefit from your Contract (only available while your Contract Value is positive).

•	The Business Day you take an Excess Withdrawal of the total Contract Value.

•	The Business Day before the Income Date that you take a Full Annuitization (only available while your Contract Value is positive).

•	On the Benefit Date if the initial annual maximum Lifetime Plus Payment is less than $100.

•	The Benefit Anniversary that your annual maximum Lifetime Plus Payment is less than $100 due to an Excess Withdrawal.

•	For solely owned or non-individually owned Contracts with single Lifetime Plus Payments, the date of death of the Covered Person.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

•	For Joint Owners with single Lifetime Plus Payments, if the Contract Value has been reduced to zero, the date of death of the Covered Person.

•
For non-spouse Joint Owners with single Lifetime Plus Payments, if the Contract Value has not been reduced to zero, the date of death of any Joint Owner. This means Income Protector ends even if the sole Covered Person is still alive.

•
For spouse Joint Owners with single Lifetime Plus Payments, if the Contract Value has not been reduced to zero, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and continues the Contract. If the surviving spouse who is also the Covered Person continues the Contract, this benefit ends on the date of death of the Covered Person.

•
For joint Lifetime Plus Payments, the date of death of the last surviving Covered Person. However, if a Covered Person dies and the surviving spouse who is also a Covered Person elects to receive the death benefit instead of continuing the Contract, then Lifetime Plus Payments stop and this benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option. If joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and Income Protector ends as of this date of death.

•	When the Contract ends.

11.b INCOME FOCUS

We designed Income Focus Payments to last for the lifetime of the Covered Person(s). If you do not begin Income Focus Payments before all Covered Persons die or are removed from the Contract, Income Focus ends and you will not receive any payments. In the case of non-spouse Joint Owners, if a Joint Owner dies before payments begin, this benefit ends and payments are not available to you even if the Covered Person is still alive. Income Focus Payments are available once the younger Covered Person reaches age 60 and before the older Covered Person reaches age 91. You choose your payment frequency and amount subject to an annual maximum. Once established, the annual maximum Income Focus Payment can increase, but it cannot decrease unless you take an Excess Withdrawal.

There are several important points to consider before selecting Income Focus.

•	If you do not begin Income Focus Payments during the eligibility period, the benefit ends and you will have paid for the benefit without receiving any of its advantages.

•	Income Focus provides no payment until the younger Covered Person is at least age 60.

•	This benefit is subject to a rider charge, as described in the Fee Tables and section 7, Expenses – Rider Charge.

•	This benefit does not create Contract Value or guarantee Investment Option performance.

•	If you select the No Withdrawal Charge Option, you can only remove Income Focus as discussed under “Removing Income Focus” below.

•
If you select this benefit, we restrict your selection of Investment Options and rebalance your Contract Value quarterly. We also restrict additional Purchase Payment and Contract Value allocations and transfers. These restrictions support the benefit’s guarantees, and to the extent they limit your investment flexibility, they may limit the upside potential to your Contract Value and whether or not you receive any Performance Increases.

•	If you select this benefit, any active dollar cost averaging program ends.

•	If you take less than the annual maximum Income Focus Payment, you will not receive a Performance Increase.

Please discuss Income Focus’s appropriateness with your Financial Professional and tax adviser.

SELECTING INCOME FOCUS

For Contracts issued on or after January 23, 2012 you can select Income Focus at issue or, if available, on any Quarterly Anniversary during the Accumulation Phase once the younger Covered Person reaches age 45 and before the older Covered Person reaches age 81. Covered Person(s) are discussed in section 2, Ownership. Income Focus is not available for Contracts issued before January 23, 2012.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

You can select Income Focus after the Issue Date by completing the appropriate form. We add this benefit to your Contract on the Quarterly Anniversary (or on the next Business Day if the anniversary is not a Business Day) after we receive your request in Good Order at our Service Center, and the Rider Effective Date is that Quarterly Anniversary. For the request to be in Good Order, we must receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary. Your Contract Value on the Rider Effective Date must be at least $10,000 (or $25,000 if you selected the No Withdrawal Charge Option). You must reallocate your Contract Value and change your future allocation instructions to comply with the Investment Option allocation and transfer restrictions discussed later in this section before we add this benefit to your Contract.

NOTE:

•	You cannot have Income Focus and Income Protector or Investment Protector at the same time. You can only have one of these benefits.

•
For an Income Focus rider issued in Pennsylvania: If you change your mind about having Income Focus, you can return the rider within ten days after receiving it and we treat it as if it had never been issued.

REMOVING INCOME FOCUS

You can remove Income Focus from your Contract once while the Contract Value is positive. If you remove this benefit, it is not available for future selection. If you select the No Withdrawal Charge Option, you can only remove Income Focus if we increase the rider charge, or if you simultaneously replace it with Investment Protector. Removing Income Focus because we increase the rider charge does not end the No Withdrawal Charge Option.

You can remove Income Focus by completing the appropriate form. We remove this benefit from your Contract on the Quarterly Anniversary (or on the next Business Day if the anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Quarterly Anniversary.

If we increase this benefit’s rider charge and you want to remove this benefit before the increase, we must receive this form within 30 days of the date of our letter notifying you of the rider charge increase. If we receive your form after this period, we increase your rider charge and ask you to resubmit the form for the next Quarterly Anniversary.

If you are removing this benefit for any other reason, your request is in Good Order if we receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary.

You must transfer your Contract Value out of Income Focus’ Investment Options and remove these Investment Options from your future Purchase Payment allocation instructions for your removal request to be in Good Order.

On the rider termination date Income Focus Payments (if applicable) stop, we deduct the final rider charge, and the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.

INCOME FOCUS PAYMENT OVERVIEW

Your annual maximum Income Focus Payment is equal to the sum of all Income Values multiplied by their associated Income Value Percentages. Each Income Value is equal to one or more of your Purchase Payments received in a Rider Year, adjusted for any partial withdrawals as discussed under “Income Values.” Each Income Value has an associated Income Value Percentage. Each Income Value Percentage is initially based on the Covered Person’s age at the time you select Income Focus as set out in the following table. We establish your Contract’s Initial Payment Percentage Table on the Rider Effective Date and we cannot reduce these percentages even for additional Purchase Payments.

Initial Income Value Percentage Table
Age of the Covered Person on the Rider Effective Date for single Income Focus Payments	Initial Income Value Percentage	Age of the younger Covered Person on the Rider Effective Date for joint Income Focus Payments	Initial Income Value Percentage
45 – 64	3.75%	45 – 64	3.25%
65 – 79	4.25%	65 – 79	3.75%
80+	5.25%	80+	4.75%

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Income Value Percentages can increase by 1% annually based on positive Contract Value performance from one Rider Anniversary or Benefit Anniversary to the next (determined after the deduction of all Contract fees and expenses) as discussed under “Income Value Percentages and Performance Increases.” You can receive Performance Increases both before and after you begin receiving Income Focus Payments. Before payments begin, the first Income Value is eligible for a Performance Increase on the first Rider Anniversary and any subsequent Income Values are eligible for Performance Increases on the second Rider Anniversary after they are established.

The annual maximum Income Focus Payment is the amount you are entitled to receive each year, but you can choose to take an actual payment that is a percentage of your annual maximum Income Focus Payment. If you take less than 100% of your annual maximum Income Focus Payment in a Benefit Year, you are not eligible to receive a Performance Increase in the next Benefit Year. For more information, see “Income Value Percentages and Performance Increases.”

Example

Assume you purchase a Contract at age 60 with a $100,000 initial Purchase Payment, select Income Focus and are the sole Covered Person. Your first Income Value is this initial Purchase Payment and its associated Income Value Percentage based on the table is 3.75%. At this time your annual maximum Income Focus Payment would be $3,750 (3.75% x $100,000).

On the first Rider Anniversary (which is also the first Contract Anniversary) if your Contract Value after deduction of all fees and expenses is greater than your initial Purchase Payment, we apply a 1% Performance Increase to your first Income Value Percentage, so it is now 4.75%. At this time your annual maximum Income Focus Payment would be $4,750 (4.75% x $100,000).

If you make a series of additional Purchase Payments in the second Rider Year totaling $5,000, we establish a second Income Value equal to these payments, and a second Income Value Percentage which is initially equal to 3.75%. This second Income Value is not eligible for a Performance Increase until the third Rider Anniversary. At this time your annual maximum Income Focus Payment would be $4,937.50 [(4.75% x $100,000) + (3.75% x $5,000)].

TOTAL INCOME VALUE

The Total Income Value determines your rider charge and is equal to the sum of all Income Values.

INCOME VALUES

Income Values help determine both your rider charge and your annual maximum Income Focus Payment. The greater the total Income Values, the greater the annual maximum Income Focus Payment.

For each period, we establish a new Income Value on the Business Day we first receive a Purchase Payment. We establish Income Values during the first Rider Year as follows.

•
If the Rider Effective Date is the Issue Date, the first Income Value is equal to all Purchase Payments received before the first Quarterly Anniversary. If you make any additional Purchase Payments on or after the first Quarterly Anniversary and before the first Rider Anniversary we add them together and establish a new Income Value.

•
If the Rider Effective Date occurs after the Issue Date, the first Income Value is initially equal to the Contract Value at the end of the prior Business Day. If you make any additional Purchase Payments during the first Rider Year we add them together and establish a new Income Value.

If you make additional Purchase Payments in subsequent Rider Years, we establish a new Income Value each Rider Year. We establish each Income Value on the Business Day we receive the first Purchase Payment in a Rider Year; we add any additional Purchase Payments we receive during the same Rider Year to the existing Income Value.

Each Business Day before the Benefit Date, if you take a withdrawal, we reduce each Income Value by the percentage of Contract Value withdrawn. Each Business Day on or after the Benefit Date, if you take an Excess Withdrawal we reduce each Income Value by the percentage of Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include Income Focus Payments or amounts we withdraw for other Contract charges.

INCOME VALUE PERCENTAGES AND PERFORMANCE INCREASES

Income Value Percentages help determine your annual maximum Income Focus Payment. The higher the Income Value Percentage, the greater the annual maximum Income Focus Payment.

Each Income Value has an associated Income Value Percentage. We determine your initial Income Value Percentage for each Income Value by using the Initial Income Value Percentage Table as discussed in “Income Focus Payment Overview.”

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

On each Rider Anniversary before the Benefit Date, and on each Benefit Anniversary after the Benefit Date if you took the entire annual maximum Income Focus Payment during the prior year, you receive a Performance Increase to each Income Value Percentage associated with an eligible Income Value if the Contract Value increases as discussed next in this section. Before the Benefit Date, each Income Value is eligible for a Performance Increase on the second Rider Anniversary that occurs after we establish it. On the first Rider Anniversary, only the first Income Value is eligible for a Performance Increase. Performance Increases are not available once the older Covered Person reaches age 91. We establish your Contract’s Performance Increase percentage on the Rider Effective Date and we cannot reduce it even for additional Purchase Payments. The current Performance Increase is 1%.

Performance Increases Before the Benefit Date

On each Rider Anniversary you receive a Performance Increase if your Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) is greater than your Contract Value at the end of the last Business Day before the prior Rider Anniversary (or Rider Effective Date if this is the first Rider Anniversary). Before we make this comparison, if we received any Purchase Payments during the last Rider Year we subtract these payments from the Contract Value we determined at the end of the prior Business Day. If we increase the Contract Value to equal the death benefit due to a spousal continuation of the Contract during the last Rider Year, we also subtract the amount of this increase from the Contract Value we determined at the end of the prior Business Day.

However, if you select Income Focus at issue and this is the first Rider Anniversary, you receive a Performance Increase if your Contract Value at the end of the prior Business Day less any Purchase Payments received on or after the first Quarterly Anniversary is greater than the total Purchase Payments received before the first Quarterly Anniversary.

Performance Increases After the Benefit Date

On each Benefit Anniversary you receive a Performance Increase if your Contract Value determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) is greater than your Contract Value at the end of the last Business Day before the prior Benefit Anniversary (or Benefit Date if this is the first Benefit Anniversary). If we increase the Contract Value to equal the death benefit due to a spousal continuation of the Contract during the last Benefit Year, we also subtract the amount of this increase from the Contract Value we determined at the end of the prior Business Day.

NOTE: Performance Increases are not available once the older Covered Person reaches age 91. After the Benefit Date Performance Increases are only available while your Contract Value is positive and if you took your annual maximum Income Focus Payment during the last Benefit Year.

REQUESTING INCOME FOCUS PAYMENTS

You request Income Focus Payments by completing a payment election form. Income Focus Payments begin on the Benefit Date, which must be either the 1st or 15th of a calendar month. Your Benefit Date is the next available date that occurs at least 15 calendar days after we receive your request in Good Order at our Service Center. At least one Covered Person must be alive on the Benefit Date in order for Income Focus Payments to begin. You cannot submit this form until the younger Covered Person reaches the minimum exercise age, or once the older Covered Person reaches age 91. We establish your Contract’s minimum exercise age on the Rider Effective Date and we cannot increase it. The current minimum exercise age is age 60.

If your Contract Value reduces to zero for any reason other than a withdrawal, or Partial or Full Annuitization while this benefit is in effect and before the Benefit Date, we calculate your annual maximum Income Focus Payment and begin making annual payments to you on the next available Benefit Date. If the Benefit Date has not occurred six months before the older Covered Person reaches age 91, we send you written notice that the benefit is about to end. If the benefit ends before Income Focus Payments begin, you will have paid for the benefit without receiving any of its advantages.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Once Income Focus Payments begin:

•	You cannot take new Partial Annuitizations.

•	You cannot make additional Purchase Payments, therefore the Traditional Death Benefit Value (if applicable) no longer increases.

•	Any active automatic investment plan and/or systematic withdrawal program ends.

•	The free withdrawal privilege is not available.

•	You can only remove Income Focus while the Contract Value is positive. If you remove this benefit, the restrictions listed above do not apply on or after the rider termination date.

•	You can only change the Owner if you selected joint Income Focus Payments and:

–	an Owner dies and the spouse continues the Contract, or

–	you remove a joint Covered Person who is also a Joint Owner from the Contract. In this case, the remaining Covered Person must become the new sole Owner.

•	The rider charge continues until the benefit ends, or the Business Day the Contract Value reduces to zero.

•	If you select the Quarterly Value Death Benefit, its additional M&E charge continues until that benefit ends.

•	If you take a Full Annuitization, Income Focus Payments stop and Income Focus ends.

•
The Contract Value continues to fluctuate as a result of Investment Option performance. It decreases on a dollar for dollar basis with each Income Focus Payment, Excess Withdrawal, and any Contract charges we deduct.

•
Income Focus Payments do not reduce your Income Values, but Excess Withdrawals reduce the annual maximum Income Focus Payment and each Income Value by the percentage of Contract Value withdrawn (including any withdrawal charge). If you take an Excess Withdrawal of your total Contract Value, Income Focus Payments stop and Income Focus ends.

•
Each Income Focus Payment and any Excess Withdrawal reduces the Traditional Death Benefit Value (or the Quarterly Anniversary Value under the Quarterly Value Death Benefit, if applicable) by the percentage of Contract Value withdrawn (including any withdrawal charge).

•
Any part of your annual maximum Income Focus Payment that you do not withdraw in a given Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.

•
You may receive a Performance Increase to Income Value Percentages on every Benefit Anniversary before the older Covered Person reaches age 91. Performance Increases increase your annual maximum Income Focus Payment.

CALCULATING YOUR INCOME FOCUS PAYMENTS

The annual maximum Income Focus Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Date and each subsequent Benefit Anniversary, your annual maximum Income Focus Payment is equal to the sum of all Income Values multiplied by their associated Income Value Percentages. On the Benefit Date, if your initial annual maximum Income Focus Payment is less than $100, the benefit ends and you will have paid for the benefit without receiving any of its advantages.

You can receive Income Focus Payments monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.

You can change your payment frequency once each Benefit Year while your Contract Value is positive. Once your Contract Value reduces to zero, you receive your maximum Income Focus Payment at the previous selected payment frequency. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.

The annual maximum Income Focus Payment is the amount you are entitled to, but you can choose to take less. The annual actual Income Focus Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the annual maximum payment available next year. Each Income Focus Payment you receive is equal to the annual actual Income Focus Payment divided by the number of payments you chose to receive during the Benefit Year. Each actual Income Focus Payment must either be zero, or $100 or more. For example, you cannot request an annual payment of $50.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

We deduct each Income Focus Payment, Excess Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Contract Value quarterly among the Investment Options according to your future Purchase Payment allocation instructions while this benefit is in effect. You can also continue to make transfers between the Investment Options while your benefit is in effect, subject to the restrictions set out in section 5, Investment Options – Transfers Between Investment Options, and the “Investment Option Allocation and Transfer Restrictions” discussion later in this section.

If your Contract Value reduces to zero for any reason other than an Excess Withdrawal or Full Annuitization, then Income Focus Payments continue until the deaths of all Covered Persons.

Excess Withdrawals

Your annual maximum Income Focus Payment only decreases if you take an Excess Withdrawal. An Excess Withdrawal is a withdrawal you take while you are receiving Income Focus Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Income Focus Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Focus Payment, and not an Excess Withdrawal. Excess Withdrawals include any applicable withdrawal charge, but do not include amounts we withdraw for other Contract charges.

For example, assume your annual maximum Income Focus Payment is $2,000 and you take an annual actual Income Focus Payment of $1,000. Within a Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional actual Income Focus Payment. If you withdraw $1,200, we consider the first $1,000 to be an additional actual Income Focus Payment and the next $200 to be an Excess Withdrawal.

Any partial Excess Withdrawal must comply with the restrictions in section 8, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any rider charge). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any rider charge). If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.

Excess Withdrawals reduce each Income Value on the Business Day we process the withdrawal, but they do not reduce your annual maximum Income Focus Payment until the next Benefit Anniversary after the withdrawal. If partial Excess Withdrawals reduce your annual maximum Income Focus Payment to less than $100, we send you the total remaining Contract Value (less any rider charge) and your Contract ends.

NOTE:

•
For Qualified Contracts, if we calculate a required minimum distribution (RMD) based on this Contract, after making all Income Focus Payments for the calendar year, we determine whether this calendar year’s total RMD has been satisfied by these payments and any Excess Withdrawals. If the RMD amount has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge.

•
For required annuitization, if on the maximum permitted Income Date you are receiving Income Focus Payments, we guarantee to pay you the greater of your maximum Income Focus Payment or fixed Annuity Payments based on the Contract Value under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, or if you choose variable Annuity Payments, this guarantee does not apply. For more information, see section 9, The Annuity Phase.

TAXATION OF INCOME FOCUS PAYMENTS

We treat Income Focus Payments as withdrawals for tax purposes as discussed in section 12, Taxes – Taxation of Lifetime Payments.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

Under Income Focus, we restrict your Investment Option selection. By selecting this benefit, you agree to allow us to rebalance your Contract Value quarterly, as described here. We put these restrictions in place to support Income Focus’s guarantees. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Contract Value and Performance Increases.

If you select Income Focus, we currently require you to allocate your Contract Value to the Investment Options listed below.

Income Focus available Investment Options
AZL MVP Balanced Index Strategy Fund AZL MVP BlackRock Global Allocation Fund AZL MVP Fusion Balanced Fund	AZL MVP Fusion Moderate Fund AZL MVP Growth Index Strategy Fund AZL MVP Invesco Equity and Income Fund
We may add, remove or substitute Investment Options from this list. We secure all necessary SEC and other governmental approvals before removing or substituting an Investment Option. We send you written notice regarding additions, removals or substitutions. When an Investment Option within this list is removed or substituted, we send you written notice 30 days before the removal or substitution date.

While your benefit is in effect and your Contract Value is positive, we rebalance your Contract Value quarterly according to your future Purchase Payment allocation instructions if they comply with the restrictions stated here. The rebalancing occurs at the end of the last Business Day before each Quarterly Anniversary. Your Investment Options’ performance may cause your chosen allocations to shift. Quarterly rebalancing helps you maintain your selected allocation mix. There are no fees for the quarterly rebalancing transfers we make, and we do not count them against the free transfers we allow. To change this quarterly rebalancing, you must change your future Purchase Payment allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we reject your change.

WHEN INCOME FOCUS ENDS

Before the Benefit Date, Income Focus ends on the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).

•	For non-spouse Joint Owners selecting single Income Focus Payments, the date of death of any Joint Owner. This means Income Focus ends even if the sole Covered Person is still alive.

•
The date of death of all Covered Persons. If joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and Income Focus ends as of this date of death.

•	The older Covered Person’s 91st birthday.

•	The Business Day before the Income Date you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•	When the Contract ends.

On and after the Benefit Date, Income Focus ends on the earliest of the following.

•	The rider termination date we process your request to remove this benefit from your Contract (only available while your Contract Value is positive).

•	The Business Day you take an Excess Withdrawal of the total Contract Value.

•	The Business Day before the Income Date that you take a Full Annuitization (only available while your Contract Value is positive).

•	On the Benefit Date if the initial annual maximum Income Focus Payment is less than $100.

•	The Benefit Anniversary that your annual maximum Income Focus Payment is less than $100 due to an Excess Withdrawal.

•	For solely owned or non-individually owned Contracts with single Income Focus Payments, the date of death of the Covered Person.

•	For Joint Owners with single Income Focus Payments, if the Contract Value has been reduced to zero, the date of death of the Covered Person.

•
For non-spouse Joint Owners with single Income Focus Payments, if the Contract Value has not been reduced to zero, the date of death of any Joint Owner. This means Income Focus ends even if the sole Covered Person is still alive.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

•
For spouse Joint Owners with single Income Focus Payments, if the Contract Value has not been reduced to zero, the date of death of any Joint Owner unless the surviving spouse is the Covered Person and continues the Contract. If the surviving spouse who is also the Covered Person continues the Contract, this benefit ends on the date of death of the Covered Person.

•
For joint Income Focus Payments, the date of death of the last surviving Covered Person. However, if a Covered Person dies and the surviving spouse who is also a Covered Person elects to receive the death benefit instead of continuing the Contract, then Income Focus Payments stop and this benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option. If joint Covered Persons were not federally recognized spouses as of the date of the first Covered Person’s death, spousal continuation of the Contract is not available and Income Focus ends as of this date of death.

•	When the Contract ends.

11.c INVESTMENT PROTECTOR

Investment Protector provides, during the Accumulation Phase, a level of protection for your principal and any annual investment gains through the Target Value which is available at a future point you select, called the Target Value Date. The earliest initial Target Value Date you can select is the tenth Rider Anniversary and subsequent Target Value Dates occur on every subsequent fifth Rider Anniversary. The Target Value is only guaranteed to be available to you on the last Business Day before each Target Value Date. Beginning on the next Business Day, your Contract Value fluctuates based on your selected Investment Options’ performance, and this is the value available to you upon withdrawal.

There are several important points to consider before selecting Investment Protector.

•	This benefit is subject to a rider charge, as described in the Fee Tables and section 7, Expenses – Rider Charge.

•	This benefit does not guarantee Investment Option performance.

•	If you select the No Withdrawal Charge Option, you can only remove Investment Protector as discussed under “Removing Investment Protector” below.

•
If you select this benefit, we restrict your selection of Investment Options and rebalance your Contract Value quarterly. We also restrict additional Purchase Payment and Contract Value allocations and transfers. These restrictions support the benefit’s guarantees, and to the extent they limit your investment flexibility, they may limit the upside potential to your Contract Value and Target Value.

•	The Target Value does not lock in any Contract Value gains that occur between Rider Anniversaries.

•	The Target Value does not provide any guarantee to your Contract Value before the initial Target Value Date, or during the period between Target Value Dates.

Please discuss Investment Protector’s appropriateness with your Financial Professional.

SELECTING INVESTMENT PROTECTOR

You can select Investment Protector at issue or, if available, on any Quarterly Anniversary during the Accumulation Phase once before the older Owner reaches age 81 (or the Annuitant reaches age 81 if the Owner is a non-individual).

You can select Investment Protector after the Issue Date by completing the appropriate form. We add this benefit to your Contract on the Quarterly Anniversary (or on the next Business Day if the anniversary is not a Business Day) after we receive your request in Good Order at our Service Center, and the Rider Effective Date is that Quarterly Anniversary. For the request to be in Good Order, we must receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary. Your Contract Value on the Rider Effective Date must be at least $10,000 (or $25,000 if you have the No Withdrawal Charge Option). You must reallocate your Contract Value and change your future allocation instructions to comply with the Investment Option allocation and transfer restrictions discussed later in this section before we add this benefit to your Contract.

NOTE:

•	You cannot have Investment Protector and Income Protector or Income Focus at the same time. You can only have one of these benefits.

•	For Contracts issued in Massachusetts: Investment Protector is only available at issue.

•
For an Investment Protector rider issued in Pennsylvania: If you change your mind about having Investment Protector, you can return the rider within ten days after receiving it and we treat it as if it had never been issued.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

REMOVING INVESTMENT PROTECTOR

You can remove Investment Protector from your Contract once while the Contract Value is positive. If you remove this benefit, it is not available for future selection. If you select the No Withdrawal Charge Option, you can only remove Investment Protector if we increase the rider charge, or if you simultaneously replace it with Income Protector. Removing Investment Protector because we increase the rider charge does not end the No Withdrawal Charge Option.

You can remove Investment Protector by completing the appropriate form. We remove this benefit from your Contract on the Quarterly Anniversary (or on the next Business Day if the anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Quarterly Anniversary. If we increase this benefit’s rider charge and you want to remove this benefit before the increase, we must receive this form within 30 days of the date of our letter notifying you of the rider charge increase. If we receive your form after this period, we increase your rider charge and ask you to resubmit the form for the next Quarterly Anniversary.

If you are removing this benefit for any other reason, your request is in Good Order if we receive this form no earlier than 30 days before a Quarterly Anniversary, and no later than 4 p.m. Eastern Time on the last Business Day before the Quarterly Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Quarterly Anniversary.

On the rider termination date we deduct the final rider charge, and the restrictions on additional Purchase Payments and Contract Value allocations and transfers no longer apply.

TARGET VALUE DATES

Investment Protector guarantees that on each Target Value Date until the benefit ends, your Contract Value cannot be less than the Target Value (described next in this section). You select the initial Target Value Date when you select this benefit. The earliest available initial Target Value Date is the tenth Rider Anniversary, and the latest date is the Rider Anniversary before the older Owner reaches age 91 (or the Annuitant reaches age 91 if the Owner is a non-individual). Subsequent Target Value Dates occur on every fifth Rider Anniversary after the initial Target Value Date while this benefit is in effect.

For example, you purchase a Contract as the sole Owner on September 1, 2009 and you are age 70. You select Investment Protector on the first Quarterly Anniversary, December 1, 2009 and you are still age 70. The earliest available initial Target Value Date is December 1, 2019 and the latest date is December 1, 2029. If you select the earliest available initial date (December 1, 2019), subsequent Target Value Dates would occur on December 1st in 2024, 2029, 2034, etc.

If your Contract Value is less than the Target Value at the end of the last Business Day before each Target Value Date (or on the next Business Day if this date is not a Business Day), we credit your Contract Value with the difference. This credit is available for immediate withdrawal, subject to any applicable withdrawal charge and penalty tax. This is the only day the Target Value is guaranteed to be available to you. Beginning on the next Business Day, your Contract Value fluctuates based on your selected Investment Options’ performance, and this is the value available to you upon withdrawal. We notify you in writing at least 30 days in advance of your initial Target Value Date to allow you to decide if you want to take a withdrawal and/or continue your Contract until the next Target Value Date. We allocate this credit to your selected Investment Options based on the percentage of Contract Value in each Investment Option on the date of the credit. We apply the credit to your Contract after we do any quarterly Contract Value rebalancing. For tax purposes, we treat the credit as earnings under the Contract. However, if the Contract Value at the time of a credit is less than net Purchase Payments (total Purchase Payments less any payments withdrawn) then we may treat some or all of the credit as a Purchase Payment when applying the withdrawal charge if you withdraw the total Contract Value. This is similar to when the Contract Value is less than net Purchase Payments, but the Contract Value then experiences a gain immediately before you take a complete withdrawal (see section 7, Expenses – Withdrawal Charge).

Initial Target Value Date Resets

After the Rider Effective Date, you can reset the initial Target Value Date before the older Owner reaches age 81 (or the Annuitant reaches age 81 if the Owner is a non-individual). Resets are only available if your Contract Value is at least equal to the Target Value using the values determined at the end of the last Business Day before the Rider Anniversary that we process your reset request. The earliest new initial Target Value Date is ten Rider Anniversaries after we process your request, and the latest available date is the Rider Anniversary before the older Owner reaches age 91 (or the Annuitant reaches age 91 if the Owner is a non-individual). You request a reset by completing the appropriate form. We process your request as of the immediately preceding Rider Anniversary (or on the next Business Day if the anniversary is not a Business Day) once we receive your request in Good Order at our Service Center. For the request to be in Good Order, we must receive this form within 30 days after a Rider Anniversary. If we receive your request outside this time period, we reject your request. The reset date is the Rider Anniversary that we process your request.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Initial Target Value Date resets may change the maximum amount you can allocate to your selected Investment Options, but a reset does not automatically change your allocations. To change your allocations on a reset, you must also change your future Purchase Payments allocation instructions and they must comply with the current maximum allowable allocations.

TARGET VALUE

The Target Value determines both your rider charge and if you receive a Contract Value credit on each Target Value Date. We only calculate the Target Value while the benefit is in effect.

On each Business Day, the Target Value is equal to the greater of the result of the Rider Anniversary Value multiplied by the current guarantee percentage of 100% or one of the following. We establish your Contract’s guarantee percentage on the Rider Effective Date and we cannot change it.

•	If you select the benefit at issue, total Purchase Payments reduced by the percentage of Contract Value withdrawn, determined at the end of the Business Day we process each withdrawal.

•
If you select the benefit after issue, the Contract Value determined at the end of the last Business Day (after the deduction of all Contract fees and expenses) before the Rider Effective Date, plus all Purchase Payments received on or after the Rider Effective Date, and reduced by the percentage of Contract Value withdrawn determined at the end of the Business Day we process each withdrawal taken on or after the Rider Effective Date.

•
If you reset the initial Target Value Date, the Contract Value determined at the end of the last Business Day (after the deduction of all Contract fees and expenses) before the reset date, plus all Purchase Payments received on or after the reset date, and reduced by the percentage of Contract Value withdrawn determined at the end of the Business Day we process each withdrawal taken on or after the reset date.

Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

If the Rider Effective Date is the Issue Date, the Rider Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. If the Rider Effective Date occurs after the Issue Date, the Rider Anniversary Value is initially equal to the Contract Value determined at the end of the prior Business Day.

At the end of each Business Day, we adjust the Rider Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments.

•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations and any withdrawal charges, but do not include amounts we withdraw for other Contract charges.

On each Rider Anniversary, we compare the Rider Anniversary Value to the Contract Value using the values determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) and increase the Rider Anniversary Value to equal this Contract Value if it is greater.

INVESTMENT OPTION ALLOCATION AND TRANSFER RESTRICTIONS AND QUARTERLY REBALANCING

Under Investment Protector, we restrict your Investment Option selection as discussed in this section. By selecting this benefit, you agree to allow us to rebalance your Contract Value quarterly, as described here. We put these restrictions in place to support Investment Protector’s guarantees. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Contract Value and Target Value.

If you select Investment Protector, we establish your Contract’s Investment Option allocation and transfer restrictions on the Rider Effective Date and we cannot change them. We may add, remove or substitute Investment Options from these groups. We secure all necessary SEC and other governmental approvals before removing or substituting an Investment Option. We may also move Investment Options from a more restrictive group to a less restrictive group, but we cannot move Investment Options the other way. We send you written notice regarding additions, removals or substitutions. When an Investment Option in one of these groups is removed or substituted, we send you written notice 30 days before the removal or substitution date.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

These are the current Investment Option groups.

TABLE 1: Investment Protector Investment Option Groups
Group A
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

Group B/X
AZL Balanced Index Strategy Fund
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis New York Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL International Index Fund
AZL Invesco Equity and Income Fund
AZL Invesco Growth and Income Fund
AZL Invesco International Equity Fund

AZL JPMorgan International Opportunities Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
Franklin Income Securities Fund
Mutual Shares Securities Fund
PIMCO EqS Pathfinder Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio
Templeton Growth Securities Fund

Group Y
AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio PIMCO VIT Real Return Portfolio PIMCO VIT Total Return Portfolio PIMCO VIT Uncontstrained Bond Portfolio Templeton Global Bond Securities Fund

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

On the Rider Effective Date and subsequent Quarterly Anniversaries, Table 2 determines the maximum Contract Value you can allocate to Investment Options in Groups A and B/X based on the number of Rider Years* until the initial Target Value Date and the comparison of Contract Value (CV) to Target Value (TV). We then use Table 2 value in the first column of Table 3 on the next page to determine the maximum Contract Value you can allocate to Investment Options in Group A and the minimum required in Group Y. For example, on the Rider Effective Date if your initial Target Value Date is the 12th Rider Anniversary, you can allocate up to 70% of your Contract Value to Investment Options in Groups A and B/X, up to 20% in Group A, and you must have at least 30% in Group Y.

TABLE 2 : Investment Protector
Number of Rider Years* to the Initial Target Value Date	CV = 94%+ of TV	CV = 88% to < 94% of TV	CV = 82% to < 88% of TV	CV = 76% to < 82% of TV	CV = 70% to < 76% of TV	CV = 64% to < 70% of TV	CV = 58% to < 64% of TV	CV = 52% to < 58% of TV	CV = 46% to < 52% of TV	CV = 40% to < 46% of TV	CV = 34% to < 40% of TV	CV = 28% to < 34% of TV	CV = 22% to < 28% of TV	CV = 16% to < 22% of TV	CV = 10% to < 16% of TV	CV = 4% to < 10% of TV	CV < 4% of TV
33+	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%
32	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%
31	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%
30	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%
29	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%
28	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%
27	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%
26	95%	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%
25	95%	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%
24	95%	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%
23	95%	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%
22	95%	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%
21	95%	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%
20	95%	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%
19	95%	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%
18	95%	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%
17	95%	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%
16	90%	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%
15	85%	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%
14	80%	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%
13	75%	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%
12	70%	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%
11	65%	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%
10	60%	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%
9	55%	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%
8	50%	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%
7	45%	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
6	40%	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
5	35%	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
4	30%	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
3	25%	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
2	20%	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
1	15%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
Initial Target Value Date and beyond	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%	10%
*
We round the number of years until the initial Target Value Date up to the next whole number. For example, when you are seven Rider Years and four months away from your initial Target Value Date, in this table you are eight Rider Years from the initial Target Value Date.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

The maximum Contract Value allocation for Investment Option Group A and the minimum required Contract Value allocation for Investment Option Group Y depends on the maximum allowed allocation for Groups A and B/X as follows.

TABLE 3: Investment Protector
When the maximum % of Contract Value allowed in Groups A and B/X is…	then the maximum % of Contract Value allowed in Group A is…	and the minimum % of Contract Value required in Group Y is…
95%	30%	5%
90%	30%	10%
85%	25%	15%
80%	25%	20%
75%	20%	25%
70%	20%	30%
65%	15%	35%
60%	15%	40%
55%	10%	45%
50%	10%	50%
45%	5%	55%
40%	5%	60%
35%	5%	65%
30%	5%	70%
25%	5%	75%
20%	5%	80%
15%	5%	85%
10%	5%	90%
You can only make Investment Option transfers if they comply with these restrictions. Transfers do not change your future Purchase Payment allocation instructions or how we rebalance your Contract Value each quarter. To change this quarterly rebalancing, you must change your future allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we reject your change.

We automatically rebalance your Contract Value quarterly until this benefit ends. The rebalancing occurs at the end of the last Business Day before each Quarterly Anniversary. There are no fees for the quarterly rebalancing transfers we make, and we do not count them against the free transfers we allow. This rebalancing applies to your selected Investment Options in Groups A, B/X, and Y. If you are participating in the DCA program, quarterly rebalancing transfers do not apply to the Contract Value you apply to the AZL Money Market Fund under that program.

If your future allocation instructions allocate 5% or less to the Investment Options in Group A; and 10% or less to the Investment Options in the combined Groups A and B/X; we rebalance according to your future allocation instructions. Otherwise, we determine your Investment Option allocations at the end of the last Business Day before each Quarterly Anniversary as follows. First, we establish the maximum allowed allocation for each Investment Option group. Then, we compute the required allocations for each Investment Option group, which are your future allocation instructions adjusted downward to match the new maximum allowable group allocation if necessary. Lastly, we rebalance your Contract Value according to the new required allocation for each Investment Option.

Determining the Maximum Allowed and Minimum Required Group Allocation

Combined Groups A and B/X. The new maximum allowed allocation for Groups A and B/X on each Quarterly Anniversary is the lesser of the maximum allowed allocation from the prior Quarterly Anniversary, or as set out in Table 2 (which appears earlier in this section).

Groups A and Y. We then use Table 3 and the new maximum allowed allocation for Groups A and B/X to determine the new maximum allowed allocation for Group A and minimum required allocation for Group Y.

Group B/X. The new maximum allowed allocation for Group B/X is the new maximum allowed allocation for Groups A and B/X, less the new required allocation for Group A, computed as described next in this section.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Determining the Required Group Allocation

On the Rider Effective Date, we require your future Purchase Payment allocation instructions to comply with maximum allowed and minimum required group allocations set out in Tables 2 and 3. On each subsequent Quarterly Anniversary, we determine the new required group allocations as follows.

1.	Your current future allocation instructions comply with the new maximum allowed and new minimum required group allocations. No change to your future allocation instructions.

2.
Your current future allocation instructions for Group A comply with the new maximum allowed allocation, but your current future allocation instructions for Group B/X Investment Options are greater than the new maximum allowed allocation. No change to your Group A future allocation instructions, but we decrease the required allocation for Group B/X to equal the new maximum allowed allocation. We then take the excess from Group B/X (your future allocation instructions for Group B/X minus the new maximum allowed allocation) and apply it to Group Y.

3.
Your current future allocation instructions for Group A are greater than the new maximum allowed allocation. We decrease the required allocation for Group A to equal the new maximum allowed allocation. We then take the excess from Group A (your future allocation instructions for Group A minus the new maximum allowed allocation) and reallocate it as follows.

a)
If your future allocation instructions for Group B/X are less than the new maximum allowed allocation for these groups, the new required allocation is equal to your future allocation instructions for Group B/X, plus the excess from Group A, subject to the new maximum allowed allocation for the Group B/X. We then apply any remaining excess allocation from Group A to Group Y.

b)
If your future allocation instructions for Group B/X are greater than or equal to the new maximum allowed allocation for this group, then we decrease the new required allocation for Group B/X to equal the new maximum allowed allocation. We then take any excess allocation from Group B/X (your future allocation instructions for Group B/X minus the new maximum allowable allocation), plus any excess allocation from Group A, and apply it all to Group Y.

The new required allocation for Group Y is equal to 100% minus the new required allocation for Group A, and minus the new required allocation for Group B/X. We then rebalance the Contract Value in your selected Investment Options according to the required allocations for each Investment Option, as discussed next.

Determining the Required Allocation for Each Investment Option

We rebalance your Investment Options’ Contract Value on each Quarterly Anniversary using the formula: a x (b / c)

where:

a =	The new required group allocation for the current Quarterly Anniversary.

b =	The required allocation for each Investment Option at the end of the prior Business Day.

c =	The required group allocation at the end of the prior Business Day.

We round your required allocation to the nearest whole percentage. The current required Investment Option allocations then become your future Purchase Payment allocation instructions. These allocation instructions remain in place until the earlier of the next Quarterly Anniversary, or the Business Day we process any new future Purchase Payment allocation instructions.

NOTE:

•	In any twelve-month period, we cannot reduce the maximum allowed Contract Value allocation in Group A by more than 10%, and in combined Groups A and B/X by more than 15%.

•	Unless the maximum allowed allocation for combined Groups A and B/X changes, the maximum allowed allocation for Group A and the minimum required allocation for Group Y do not change.

•
We may move all of your Contract Value out of one or more of your selected Investment Options. However, we send you a transaction confirmation each time we move Contract Value between Investment Options.

•	Unless you reset the initial Target Value Date, the maximum allowed in Group A, and in combined Groups A and B/X never increases.

•	If you allocate less than the maximum allowed to combined Groups A and B/X, you may be subject to fewer Investment Option reallocations.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

WHEN INVESTMENT PROTECTOR ENDS

Investment Protector ends upon the earliest of the following.

•	The Business Day we process your request to remove this benefit from your Contract (the rider termination date).

•
The date of death of any Owner (or Annuitant, if the Contract is owned by a non-individual), unless the surviving spouse elects to continue the Contract. However, if an Owner (or Annuitant, if the Contract is owned by a non-individual) dies and the surviving spouse elects to receive payout of the death benefit, then this benefit ends as of the end of the Business Day during which we receive in Good Order at the Service Center, both due proof of death and an election of the death benefit payment option.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day we process your request for a full withdrawal.

•	When the Contract ends.

11.d QUARTERLY VALUE DEATH BENEFIT

We designed the Quarterly Value Death Benefit to lock in any quarterly investment gains to provide an increased death benefit for Beneficiaries. You can select this benefit at issue and once you select it you cannot remove it from your Contract. The Quarterly Value Death Benefit carries an additional M&E charge as described in the Fee Tables and section 7, Expenses – Mortality and Expense Risk (M&E) Charge.

We determine the Quarterly Value Death Benefit as of the end of the Business Day during which we receive in Good Order at our Service Center the death benefit payment option and due proof of death*. It is the greater of the Contract Value (after deduction of the final rider charge, if applicable), or the Quarterly Anniversary Value.

*	Please see section 10, Death Benefit for details on what we consider to be due proof of death.

For multiple Beneficiaries, we determine the Quarterly Anniversary Value for each surviving Beneficiary’s portion of the death benefit at the time we first receive in Good Order at our Service Center the death benefit payment option and due proof of death. We determine the Contract Value for each surviving Beneficiary’s portion of the death benefit as of the end of the Business Day during which we receive in Good Order at our Service Center his or her selected death benefit payment option.

The Quarterly Anniversary Value is initially equal to the Purchase Payment received on the Issue Date.

At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments.

•
We reduce it by the percentage of any Contract Value withdrawn. Withdrawals include Partial Annuitizations, Lifetime Plus Payments or Income Focus Payments, Excess Withdrawals and any withdrawal charges; but do not include amounts we withdraw for other Contract charges.

On each Quarterly Anniversary before the end date, we compare the Quarterly Anniversary Value to the Contract Value, using the values determined at the end of the prior Business Day (after the deduction of all Contract fees and expenses) and increase the Quarterly Anniversary Value to equal this Contract Value if it is greater.

The end date occurs on the earliest of:

•	the rider termination date if you remove an Additional Required Benefit and do not simultaneously replace it with another Additional Required Benefit;

•	the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Owner is a non-individual); or

•	the end of the Business Day during which we first receive in Good Order at our Service Center the death benefit payment option and due proof of death.

If the end date occurs due to age, we continue to calculate the Quarterly Anniversary Value in the same way that we do on each Business Day other than a Quarterly Anniversary until we receive the required death information. If the end date occurs because of death and the surviving spouse continues the Contract, the Quarterly Anniversary Value can continue to increase

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

until the next end date if the new Owner is not yet age 91.

The Quarterly Value Death Benefit ends upon the earliest of the following.

•	The Business Day before the Income Date that you take a Full Annuitization.

•	The Business Day that the Quarterly Anniversary Value and Contract Value are both zero.

•	When the Contract ends.

NOTE:

•
Requires selection of an Additional Required Benefit. If you remove the Additional Required Benefit without simultaneously replacing it with another Additional Required Benefit, you will not receive any future lock ins of quarterly investment gains to your death benefit and we no longer assess the additional 0.30% M&E charge for the Quarterly Value Death Benefit.

•	The Quarterly Value Death Benefit cannot be less than the Traditional Death Benefit, but they may be equal. Please discuss this benefit’s appropriateness with your Financial Professional.

•
If you select Income Protector or Income Focus, your Contract Value decreases with each Lifetime Plus Payment, Income Focus Payment, Excess Withdrawal, and rider charge deduction, which reduces the likelihood of locking in investment gains. Lifetime Plus Payments, Income Focus Payments and Excess Withdrawals also directly reduce the Quarterly Anniversary Value.

11.e SHORT WITHDRAWAL CHARGE OPTION

We designed the Short Withdrawal Charge Option for Owners concerned with short-term liquidity. This benefit shortens the Base Contract’s withdrawal charge period from seven to four years. You can select the Short Withdrawal Charge Option at issue and once you select it you cannot remove it from your Contract. If you select Short Withdrawal Charge Option, we do not accept additional Purchase Payments on or after the first Contract Anniversary. This benefit ends when the Accumulation Phase ends. The Short Withdrawal Charge Option carries an additional M&E charge as described in the Fee Tables and section 7, Expenses.

NOTE:

•	Not available if you select the No Withdrawal Charge Option.

•
If you do not take a withdrawal in the fifth through seventh years after we receive a Purchase Payment, you will have paid for this benefit without receiving any of its advantages. Please discuss this benefit’s appropriateness with your Financial Professional.

11.f NO WITHDRAWAL CHARGE OPTION

We designed the No Withdrawal Charge Option for Owners concerned with short-term liquidity. This benefit eliminates the Base Contract’s withdrawal charge. You can select the No Withdrawal Charge Option at issue and once you select it you cannot remove it from your Contract. The No Withdrawal Charge Option ends when the Accumulation Phase ends. This benefit carries an additional M&E charge as described in the Fee Tables and section 7, Expenses. It also requires a higher initial Purchase Payment ($25,000 rather than $10,000).

NOTE:

•	Not available if you select the Short Withdrawal Charge Option.

•
Requires selection of an Additional Required Benefit, and you can only remove the Additional Required Benefit if we increase the rider charge, or you can simultaneously replace it with another Additional Required Benefit. Removing an Additional Required Benefit because we increase the rider charge does not end the No Withdrawal Charge Option. The No Withdrawal Charge Option may not be appropriate if you do not intend to exercise the Additional Required Benefit.

•
If you do not take a withdrawal in the first seven years after we receive a Purchase Payment, you will have paid for this benefit without receiving any of its advantages. Please discuss this benefit’s appropriateness with your Financial Professional.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

12.	TAXES

This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation is contained in the Statement of Additional Information, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.

QUALIFIED AND NON-QUALIFIED CONTRACTS

You can purchase either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is purchased pursuant to a specialized provision of the Internal Revenue Code (Code). For example, a Contract may be purchased pursuant to Section 408 of the Code as an Individual Retirement Annuity (IRA).

Qualified Contracts are subject to certain restrictions, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.

Currently, we offer the following types of Qualified Contracts.

Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual. We may determine which types of qualifed retirement plans are eligible to purchase this Contract.
If you purchase a Qualified Contract, you already receive the benefit of tax deferral through the qualified plan, and so you should purchase this Contract for purposes other than tax deferral.

You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code. There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.

TAXATION OF ANNUITY CONTRACTS

The Contract has the following tax characteristics.

•	Taxes on earnings are deferred until you take money out.

•
When you take money out, earnings are generally subject to Federal income tax and applicable state income tax, but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.

•	You are taxed on earnings at an ordinary income tax rate, rather than at a capital gains rate.

•
Beginning in 2013, distributions from Non-Qualified Contracts will be considered investment income for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

•	If you take partial withdrawals from your Contract, the withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.

•
If you fully annuitize your Contract and receive a stream of Annuity Payments, you receive the benefit of the exclusion ratio, and each Annuity Payment you receive is treated partly as taxable earnings and partly as a non-taxable return of Purchase Payments.

•	Lifetime Plus Payments and Income Focus Payments are taxed as partial withdrawals.

•
If you take out earnings before age 59½, you may be subject to a Federal 10% penalty tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

•	A pledge or assignment of a Contract may be treated as a taxable event. You should discuss any pledge or assignment of a Contract with your tax adviser.

•
If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one taxable year, these contracts are treated as one contract for purposes of determining the tax consequences of any distribution.

•
Death benefit proceeds are taxable to the beneficiary as ordinary income to the extent of any earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code. Federally recognized spouses are given specialized treatment in receipt of payments.

•
Depending upon the type of Qualified Contract you own, required minimum distributions (RMDs) must be satisfied when you reach a certain age. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.

•
When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.

TAXATION OF LIFETIME PAYMENTS

We treat Lifetime Plus Payments and Income Focus Payments (lifetime payments) as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the total lifetime payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Internal Revenue Code and you begin lifetime payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% federal penalty tax.

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	unless you select the No Withdrawal Charge Option, there is a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different, and

•	you no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

13.	OTHER INFORMATION

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We offer fixed and variable annuities and individual life insurance. We are licensed to do direct business in 49 states and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities, other than those arising from the Contracts.

If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations under the Contracts are obligations of Allianz Life.

DISTRIBUTION

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with Allianz Life Financial for the distribution of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf.

We may fund Allianz Life Financial’s operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Financial Professionals and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Allianz Life Financial does not itself sell the Contracts on a retail basis. Rather, Allianz Life Financial enters into selling agreements with other broker/dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. These selling firms include third party broker/dealers and Questar Capital Corporation, an affiliated broker/dealer. We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.

We and/or Allianz Life Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

A portion of the payments made to selling firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.

We intend to recover commissions and other expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

Broker-dealers and their Financial Professionals and managers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their Financial Professionals may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.

We and/or Allianz Life Financial may pay certain selling firms additional marketing support allowances for:

•	marketing services and increased access to their Financial Professionals;

•	sales promotions relating to the Contracts;

•	costs associated with sales conferences and educational seminars;

•	the cost of client meetings and presentations; and

•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker/dealer firm and the amount of any such payment.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer.

Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

The Investment Options may assess a Rule 12b-1 fee. These fees are paid to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option’s plan. These fees typically equal 0.25% of an Investment Option’s average daily net assets for the most recent calendar year.

In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may make payments for administrative services to Allianz Life Financial or its affiliates.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. Our Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:

•	issuance and maintenance of the Contracts,

•	maintenance of Owner records,

•	processing and mailing of account statements and other mailings to Owners, and

•	routine customer service including:

–	responding to Owner correspondence and inquiries,

–	processing of Contract changes,

–	processing withdrawal requests (both partial and total) and

–	processing annuitization requests.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS

We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial’s ability to perform its obligations.

FINANCIAL STATEMENTS

The consolidated financial statements of Allianz Life and the financial statements of the Separate Account have been included in Part C of the Registration Statement.

STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934

Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

14.	PRIVACY AND SECURITY STATEMENT

2012
Your privacy is a high priority for Allianz. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we maintain about you.

This statement applies to all of the companies within the Allianz family of companies that issue insurance policies. The law allows us to share your information among our insurance companies. The law does not allow you to prevent these disclosures. A list of our companies can be found at the end of this notice.

Information about you that Allianz collects

Allianz collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:

•	From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.

•	From others, through the process of handling a claim. This may include information from medical or accident reports.

•	From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.

•	From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.

•	From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

Information about you that Allianz shares

Allianz does not share information about current or former customers with anyone, except as “allowed by law.” “Allowed by law” means that we may share your information, such as your name, address, and policy information, as follows:

•	With affiliates and service providers in order to administer or service your policy.

•
With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.

•	With your insurance agent so that they can perform services for you.

•	With medical professionals in order to process your claim.

•	With a state Department of Insurance in order to examine our records or business practices.

•	With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.

•	With research groups to conduct studies on claims results. No individual is identified in any study or report.

Service providers with whom we legally share your information are required to sign a Privacy and Security Agreement with Allianz.

Allianz does not sell your information to anyone

We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an “opt-in election,” an “opt-out election” or an authorization from you. We also do not share your information with any of our affiliated companies except to administer or service your policy.

Allianz policies and practices regarding security of your information

Allianz uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We use state-of-the-art technology to secure our websites and protect the information that may be shared over these sites.

If you visit one of our websites, we may use “cookies” (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily. Refer to the Privacy link at the bottom of our website for more information on browsing privacy practices.

Your ability to access and correct your information

You have the right to access and obtain a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

This will ensure the identity of the person requesting your information. Alternately, you may also make your request through our secure website.

Within 30 working days of our receipt of your request, your information will be available. You may see the information in person or we will send you a copy. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you that is obtained from a consumer reporting agency or a Department of Motor Vehicles. At your request, we will provide you with the names and addresses of these agencies so that you can contact them directly.

Montana residents: You may write to us and also ask for a record of any disclosure of your medical information made within the last three years.

Notification of change

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes. This Privacy and Security Statement is also displayed on our website (http://www.allianzlife.com).

For more information or if you have questions

If you have any questions or concerns about our privacy policies or procedures, please call the Corporate Compliance Privacy Office at 800.328.5600, write us at the following address or contact us via the website.

Allianz Life Insurance Company of North America
PO Box 1344
Minneapolis, MN 55440-1344

Allianz family of companies:

•	Allianz Life Insurance Company of North America

•	Allianz Life Insurance Company of New York

•	Allianz Investment Management LLC

•	Allianz Life Financial Services, LLC

•	Questar Asset Management, Inc.

•	Questar Capital Corporation

M40018 (R-12/2011)

15.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life…………………………………………………………….	2	Income Tax Withholding……………………………..	9
Experts…………………………………………………………………	2	Multiple Contracts…………………………………….	9
Legal Opinions………………………………………………………..	2	Partial 1035 Exchanges………………………………	9
Distributor……………………………………………………………..	2	Assignments, Pledges and Gratuitous Transfers….	9
Federal Tax Status…………………………………………………..	3	Death Benefits…………………………………………	9
Annuity Contracts in General……………………………………	3	Federal Estate Taxes…………………………………	10
Taxation of Annuities in General………………………………..	3	Generation-Skipping Transfer Tax………………….	10
Qualified Contracts……………………………………………….	4	Foreign Tax Credits…………………………………..	10
Purchasing a Qualified Contract………………………………..	5	Possible Tax Law Changes………………………….	10
Distributions Qualified Contracts………………………………..	6	Accumulation Unit Values………………………………	10
Distributions Non-Qualified Contracts………………………….	7	Annuity Payments………………………………………..	11
Required Distributions……………………………………………	7	Annuity Payment Options……………………………	11
Withholding………………………………………………………..	8	Annuity Units/Calculating Variable Annuity
Diversification……………………………………………………..	8	Payments………………………….…………….	13
Owner Control…………………………………………………….	8	Financial Statements…………………………………….	13
Contracts Owned by Non-Individuals…………………………..	8	Appendix – Death of the Owner and/or Annuitant…	14
Annuity Purchases by Nonresident Aliens and Foreign
Corporations…………………………………………………...	8

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

APPENDIX A – ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION

This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option’s average daily net assets for the most recent calendar year. Except for the AZL Funds and the PIMCO VIT portfolios, neither the Investment Options nor their advisers are affiliated with us. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options’ prospectuses for further information regarding the expenses you may expect to pay.

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ GLOBAL INVESTORS CAPITAL
AZL Allianz AGIC Opportunity Fund	.85	.25	–	.10	–	1.20
BLACKROCK
AZL BlackRock Capital Appreciation Fund	.80	.25	–	.09	–	1.14
AZL International Index Fund	.35	.25	–	.23	–	.83
AZL Mid Cap Index Fund	.25	.25	–	.12	–	.62
AZL Money Market Fund	.35	.25	–	.10	–	.70
AZL S&P 500 Index Fund – Class 2.17		.25	–	.12	–	.54
AZL Small Cap Stock Index Fund	.26	.25	–	.14	–	.65
BlackRock Global Allocation V.I. Fund – Class 3.65		.25	–	.06	.02	.98
COLUMBIA
AZL Columbia Mid Cap Value Fund	.75	.25	–	.10	.01	1.11
AZL Columbia Small Cap Value Fund – Class 2.90		.25	–	.12	–	1.27
DAVIS
AZL Davis New York Venture Fund – Class 2.75		.25	–	.08	–	1.08
Davis VA Financial Portfolio	.55	–	–	.14	–	.69
DREYFUS
AZL Dreyfus Equity Growth Fund	.77	.25	–	.09	–	1.11
EATON VANCE
AZL Eaton Vance Large Cap Value Fund	.75	.25	–	.09	–	1.09
FIDELITY
Fidelity VIP FundsManager 50% Portfolio – Service Class 2.25		.25	–	–	.55	1.05
Fidelity VIP FundsManager 60% Portfolio – Service Class 2.25		.25	–	–	.65	1.15
FRANKLIN TEMPLETON
AZL Franklin Small Cap Value Fund	.75	.25	–	.09	–	1.09
AZL Franklin Templeton Founding Strategy Plus Fund	.70	.25	–	.31	–	1.26
Franklin High Income Securites Fund – Class 2.54		.25	–	.07	–	.86
Franklin Income Securities Fund – Class 2.45		.25	–	.02	–	.72
Franklin Templeton VIP Founding Funds Allocation Fund – Class 2.00		.25	–	.11	.67	1.03
Franklin U.S. Government Fund – Class 2.48		.25	–	.04	–	.77
Mutual Shares Securities Fund – Class 2.60		.25	–	.14	–	.99
Templeton Global Bond Securities Fund – Class 2.46		.25	–	.09	–	.80
Templeton Growth Securities Fund – Class 2.74		.25	–	.03	–	1.02
GATEWAY
AZL Gateway Fund(2)	.80	.25	–	.54	.02	1.61
INVESCO
AZL Invesco Equity and Income Fund	.75	.25	–	.10	.01	1.11
AZL Invesco Growth and Income Fund	.76	.25	–	.10	–	1.11
AZL Invesco International Equity Fund	.90	.25	–	.13	.01	1.29
J.P. MORGAN
AZL JPMorgan International Opportunities Fund	.95	.25	–	.14	–	1.34
AZL JPMorgan U.S. Equity Fund – Class 2.80		.25	–	.09	–	1.14
MFS
AZL MFS Investors Trust Fund	.75	.25	–	.10	–	1.10

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
MORGAN STANLEY
AZL Morgan Stanley Global Real Estate Fund	.90	.25	–	.18	–	1.33
AZL Morgan Stanley Mid Cap Growth Fund	.80	.25	–	.10	–	1.15
PIMCO
PIMCO EqS Pathfinder Portfolio – Advisor Class(2)	1.10	.25	–	.02	.02	1.39
PIMCO VIT All Asset Portfolio – Admin. Class	.425	–	.15	–	.66	1.235
PIMCO VIT CommodityRealReturn Strategy Portfolio – Admin. Class(1)	.74	–	.15	.04	.12	1.05
PIMCO VIT Emerging Markets Bond Portfolio – Admin. Class(1)	.85	–	.15	–	–	1.00
PIMCO VIT Global Advantage Strategy Bond Portfolio – Admin. Class	.75	–	.15	.04	–	.94
PIMCO VIT Global Bond Portfolio (Unhedged) – Admin. Class	.75	–	.15	.01	–	.91
PIMCO VIT Global Multi-Asset Portfolio – Admin. Class	.95	–	.15	–	.54	1.64
PIMCO VIT High Yield Portfolio – Admin. Class(1)	.60	–	.15	–	–	.75
PIMCO VIT Real Return Portfolio – Admin. Class(1)	.50	–	.15	.01	–	.66
PIMCO VIT Total Return Portfolio – Admin. Class(1)	.50	–	.15	–	–	.65
PIMCO VIT Unconstrained Bond Portfolio – Admin Class	.90	–	.15	.04	–	1.09
SCHRODER
AZL Schroder Emerging Markets Equity Fund	1.23	.25	–	.22	–	1.70
TURNER
AZL Turner Quantitative Small Cap Growth Fund	.85	.25	–	.12	–	1.22
(1)	“Other Expenses” reflect interest expense.

(2)	“Other Expenses” reflect estimated expenses for the fund’s first fiscal year.

This table describes, in detail, the annual expenses for each of the Allianz Fund of Funds. We show the expenses as a percentage of an Investment Option’s average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

Investment Option	Management fees	Rule 12b-1 fees	Other expenses	Total	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ FUND OF FUNDS
AZL Balanced Index Strategy Fund	.05	–	.05	.10	.66	.76
AZL Fusion Balanced Fund	.20	–	.04	.24	.87	1.11
AZL Fusion Conservative Fund	.20	–	.14	.34	.80	1.14
AZL Fusion Growth Fund	.20	–	.04	.24	1.00	1.24
AZL Fusion Moderate Fund	.20	–	.04	.24	.93	1.17
AZL Growth Index Strategy Fund	.05	–	.03	.08	.64	.72
AZL MVP Balanced Index Strategy Fund(1)	.15	–	.16	.31	.63	.94
AZL MVP BlackRock Global Allocation Fund(1)	.15	–	.06	.21	1.13	1.34
AZL MVP Fusion Balanced Fund(1)	.25	–	.16	.41	.84	1.25
AZL MVP Fusion Moderate Fund(1)	.25	–	.16	.41	.90	1.31
AZL MVP Growth Index Strategy Fund(1)	.15	–	.16	.31	.61	.92
AZL MVP Invesco Equity and Income Fund(1)	.15	–	.06	.21	.99	1.20
(1)
Management Fees and Other Expenses include 0.05% and 0.01%, respectively, of acquired fund fees and expenses associated with the AZL MVP Investments Trust. Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

APPENDIX B – EFFECTS OF PARTIAL WITHDRAWALS AND LIFETIME PAYMENTS ON THE VALUES AVAILABLE UNDER THE CONTRACT

These calculations show the effects of partial withdrawals and lifetime payments on the Contract’s values. All fractional numbers in these examples have been rounded up to the next whole number.

Partial withdrawals (including Partial Annuitizations and withdrawal charges, but not amounts we withdraw for other Contract charges) reduce the Contract Value on a dollar for dollar basis, and reduce all of the guaranteed values by the percentage of Contract Value withdrawn.

The following example shows the effect on the available guaranteed values assuming a Contract with a $90,000 initial Purchase Payment and a $5,000 free partial withdrawal (before beginning any Lifetime Plus Payments or Income Focus Payments) when the Contract Value and Rider Anniversary Value are $100,000, Benefit Base is $104,040, and Quarterly Anniversary Value is $102,000.

Partial Withdrawal	Contract Value	Total Income Value (Income Focus) and Traditional Death Benefit Value	Benefit Base (Income Protector)	Rider Anniversary Value (Investment Protector)	Quarterly Anniversary Value (Quarterly Value Death Benefit)
Prior to withdrawal	$ 100,000	$ 90,000	$104,040	$100,000	$102,000
$5,000 withdrawal		–[($5,000/ 100,000) x 114,000)	–[($5,000/ 100,000) x 114,000)	–[($5,000/ 100,000) x 114,000)	–[($5,000/ 100,000)
		x 90,000)]	x 104,040)]	x 100,000)]	X 102,000)]
	– $5,000	=– $4,500	=– $5,202	=– $5,000	=– $5,100
After withdrawal	$ 95,000	$ 85,500	$ 98,838	$ 95,000	$ 96,900
Lifetime Plus Payments under Income Protector and Income Focus Payments under Income Focus reduce the Contract Value on a dollar for dollar basis and reduce other benefits guaranteed values by the percentage of Contract Value withdrawn. However, Lifetime Plus Payments do not reduce the Benefit Base and Income Focus Payments do not reduce Income Values.

The following example shows the effect of taking the annual maximum payment on your Contract under Income Protector or Income Focus if you are the sole Covered Person. For Income Protector, assume you begin payments at age 62 when the Benefit Base is $120,000, and the annual maximum Lifetime Plus Payment is $4,800 (4% of the $120,000 Benefit Base). For Income Focus, assume you begin payments when your Income Value Percentage is 6.25% and the annual maximum Income Focus Payment is $5,344 (6.25% of the $85,500 Income Value).

Lifetime Plus Payment	Contract Value	Traditional Death Benefit Value	Benefit Base	Income Focus Payment	Contract Value	Traditional Death Benefit Value	Income Value
Before payment	$ 97,000	$ 85,500	$ 120,000	Before payment	$ 97,000	$ 85,500	$ 85,500
$4,800 payment		–[($4,800/ 97,000)		$5,344 payment		–[($5,344/ 97,000)
		x 85,500)] =				x 85,500)] =
	– $4,800	– $4,231	no change		– $5,344	– $4,710	no change
After payment	$ 92,200	$ 81,269	$ 120,000	After payment	$ 91,656	$ 80,790	$ 85,500

An Excess Withdrawal is a withdrawal you take while you are receiving Lifetime Plus Payments or Income Focus Payments, that when added to any other withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum lifetime payment. Partial Excess Withdrawals (including withdrawal charges, but not amounts we withdraw for other Contract charges) immediately reduce the Contract Value on a dollar for dollar basis, and reduce all of the guaranteed values by the percentage of Contract Value withdrawn. Partial Excess Withdrawals also reduce the annual maximum Lifetime Plus Payment or annual maximum Income Focus Payment on the next Benefit Anniversary.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

Continuing from the annual maximum payment example, assume you take a $5,000 partial Excess Withdrawal later in the first Benefit Year when the Contract Value is $92,000.

Excess Withdrawal	Contract Value	Traditional Death Benefit Value	Benefit Base	Next anniverary’s annual maximum Lifetime Plus Payment	Income Value	Next anniverary’s annual maximum Income Focus Payment
Prior to withdrawal	$ 92,000	$ 81,269	$ 120,000	$ 4,800	$ 85,500	$ 5,985
$5,000 withdrawal		–[($5,000/ 92,000)	–[($5,000/ 92,000)	–[($5,000/ 92,000)	–[($5,000/ 92,000)	–[($5,000/ 92,000)
		x 81,269)]	x 120,000)]	x 4,800)]	x 85,500	x 5,985)]
	– $5,000	=– $4,417	=– $6,522	=– $261	=– $4,647	=– $325
After withdrawal	$ 87,000	$ 76,852	$ 113,478	$ 4,539	$ 80,853	$ 5,660

APPENDIX C – PREVIOUS VERSIONS OF INCOME PROTECTOR AND INVESTMENT PROTECTOR

INCOME PROTECTOR

Income Protector (01.12) – available from January 23, 2012 through April 29, 2012.

Income Protector (05.11) – available from May 2, 2011 through January 22, 2012.

For Income Protector (01.12) the current rider charge is 1.20% for both single and joint Lifetime Plus Payments. For Income Protector (05.11) the current rider charge is 1.20% for single Lifetime Plus Payments and 1.35% for joint Lifetime Plus Payments.

For Income Protector (01.12) and (05.11) the exercise age is age 60.

For Income Protector (01.12) the Annual Maximum Lifetime Plus Payment Table is as follows:

Annual Maximum Lifetime Plus Payment Table For Income Protector (01.12)
Age of the Covered Person for single Lifetime Plus Payments	Annual maximum Lifetime Plus Payment percentage	Age of the younger Covered Person for joint Lifetime Plus Payments	Annual maximum Lifetime Plus Payment percentage
60 – 64	4.0%	60 – 64	3.5%
65 – 79	4.5%	65 – 79	4.0%
80+	5.5%	80+	5.0%
For Income Protector (05.11) the Annual Maximum Lifetime Plus Payment Table is as follows:

Annual Maximum Lifetime Plus Payment Table for the Income Protector (05.11)
Age band of the Covered Person (or younger Covered Person for joint Lifetime Plus Payments)	Annual maximum Lifetime Plus Payment percentage
60 – 64	4.0%
65 - 79	4.5%
80+	5.5%
For Income Protector (01.12) and Income Protector (05.11) the Annual Increase percentage is 8% and the number of guarantee years is 30.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

For Income Protector (01.12) the available Investment Options are as follows:

Income Protector (01.12) available Investment Options
AZL Money Market Fund
AZL MVP Balanced Index Strategy Fund
AZL MVP BlackRock Global Allocation Fund
AZL MVP Fusion Balanced Fund
AZL MVP Fusion Moderate Fund
AZL MVP Growth Index Strategy Fund
AZL MVP Invesco Equity and Income Fund

Franklin Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
PIMCO VIT Unconstrained Bond Portfolio
Templeton Global Bond Securities Fund

For Income Protector (05.11) the available Investment Options are as follows:

Income Protector (05.11) available Investment Options
AZL Balanced Index Strategy Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL Invesco Equity and Income Fund
AZL Money Market Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio

Franklin High Income Securities Fund
Franklin Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT All Asset Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT Global Multi-Asset Portfolio
PIMCO VIT High Yield Portfolio
PIMCO VIT Real Return Portfolio
PIMCO VIT Total Return Portfolio
PIMCO VIT Unconstrained Bond Portfolio
Templeton Global Bond Securities Fund

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

INVESTMENT PROTECTOR

Investment Protector (05.10) – available from May 2, 2011 through January 22, 2012.

For Investment Protector (05.10) the current rider charge is 0.95%, the guarantee percentage we use to calculate the Target Value is 100% and the Investment Option Groups are as follows:

TABLE 1: Investment Protector Investment Option Groups
Group A
AZL Allianz AGIC Opportunity Fund
AZL Columbia Small Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Fusion Growth Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Schroder Emerging Markets Equity Fund

AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
Davis VA Financial Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
PIMCO VIT CommodityRealReturn Strategy Portfolio

Group B/X
AZL Balanced Index Strategy Fund
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Davis New York Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Gateway Fund
AZL Growth Index Strategy Fund
AZL International Index Fund
AZL Invesco Equity and Income Fund
AZL Invesco Growth and Income Fund
AZL Invesco International Equity Fund

AZL JPMorgan International Opportunities Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley Mid Cap Growth Fund
AZL S&P 500 Index Fund
BlackRock Global Allocation V.I. Fund
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 60% Portfolio
Franklin Income Securities Fund
Mutual Shares Securities Fund
PIMCO EqS Pathfinder Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT Global Multi-Asset Portfolio
Templeton Growth Securities Fund

Group Y
AZL Money Market Fund
Franklin High Income Securities Fund
Franklin U.S. Government Fund
PIMCO VIT Emerging Markets Bond Portfolio
PIMCO VIT Global Advantage Strategy Bond Portfolio
PIMCO VIT Global Bond Portfolio (Unhedged)
PIMCO VIT High Yield Portfolio PIMCO VIT Real Return Portfolio PIMCO VIT Total Return Portfolio PIMCO VIT Uncontstrained Bond Portfolio Templeton Global Bond Securities Fund

APPENDIX D – ORIGINAL QUARTERLY VALUE DEATH BENEFIT

The original Quarterly Value Death Benefit was available from May 2, 2011 through April 29, 2012. For the original Quarterly Value Death Benefit, the end date occurs on the earliest of:

•	the older Owner’s 91st birthday (or the Annuitant’s 91st birthday if the Owner is a non-individual); or

•	the end of the Business Day during which we first receive in Good Order at our Service Center the death benefit payment option and due proof of death.

For the original Quarterly Value Death Benefit, we continue to assess its additional 0.30% M&E charge after the rider termination date if you remove the Additional Required Benefit from your Contract. These are the only differences between the original Quarterly Value Death Benefit and benefit discussed in section 11.d.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

FOR SERVICE OR MORE INFORMATION

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:

Public Reference Section of the Commission

100 F Street, NE

Washington, DC 20549

If you need customer service (such as changes in Contract information, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.), or are sending an application without a check by regular mail, please contact our Service Center at:

Allianz Life Insurance Company of North America

P.O. Box 561

Minneapolis, MN 55440-0561

(800) 624-0197

For an application without a check by overnight, certified or registered mail please use this address:

Allianz Life Insurance Company of North America

5701 Golden Hills Drive

Golden Valley, MN 55416-1297

ADDRESSES FOR MAILING CHECKS

For an application with a check, or a check for an additional Purchase Payment by regular mail please use this address:

Allianz Life Insurance Company of North America

NW5989

P.O. Box 1450

Minneapolis, MN 55485-5989

For an application with a check, or a check for an additional Purchase Payment by overnight, certified or registered mail please use this address:

Allianz Life Insurance Company of North America

NW5989

1350 Energy Lane, Suite 200

St. Paul, MN 55108-5254

NOTE: Applications with a check, or checks for additional Purchase Payments you send to the wrong address are forwarded to the 1350 Energy Lane address listed above, which may delay processing.

The Allianz ConnectionsSM Variable Annuity Contract Prospectus – April 30, 2012

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION

ALLIANZ CONNECTIONSSM

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

VARIABLE DEFERRED ANNUITY CONTRACT

ISSUED BY

ALLIANZ LIFE® VARIABLE ACCOUNT B (THE SEPARATE ACCOUNT)

AND

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(ALLIANZ LIFE, WE, US, OUR)

APRIL 30, 2012

This Statement of Additional Information (SAI) is incorporated by reference into the prospectus that has been filed as Part A of the Registration Statement. This SAI should be read in conjunction with the prospectus. Definitions of capitalized terms can be found in the glossary of the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract’s prospectus, call or write us at:

Allianz Life Insurance Company of North America

5701 Golden Hills Drive

Minneapolis, MN 55416

(800) 624-0197

TABLE OF CONTENTS

Allianz Life…………………………………………………………….	2	Income Tax Withholding……………………………..	9
Experts…………………………………………………………………	2	Multiple Contracts…………………………………….	9
Legal Opinions………………………………………………………..	2	Partial 1035 Exchanges………………………………	9
Distributor……………………………………………………………..	2	Assignments, Pledges and Gratuitous Transfers….	9
Federal Tax Status…………………………………………………..	3	Death Benefits…………………………………………	9
Annuity Contracts in General……………………………………	3	Federal Estate Taxes…………………………………	10
Taxation of Annuities in General………………………………..	3	Generation-Skipping Transfer Tax………………….	10
Qualified Contracts……………………………………………….	4	Foreign Tax Credits…………………………………..	10
Purchasing a Qualified Contract………………………………..	5	Possible Tax Law Changes………………………….	10
Distributions Qualified Contracts………………………………..	6	Accumulation Unit Values………………………………	10
Distributions Non-Qualified Contracts………………………….	7	Annuity Payments………………………………………..	11
Required Distributions……………………………………………	7	Annuity Payment Options……………………………	11
Withholding………………………………………………………..	8	Annuity Units/Calculating Variable Annuity
Diversification……………………………………………………..	8	Payments………………………….…………….	13
Owner Control…………………………………………………….	8	Financial Statements…………………………………….	13
Contracts Owned by Non-Individuals…………………………..	8	Appendix – Death of the Owner and/or Annuitant…	14
Annuity Purchases by Nonresident Aliens and Foreign
Corporations…………………………………………………...	8

CON(WF) SAI-0412

The Allianz ConnectionsSM Variable Annuity Contract SAI – April 30, 2012

1

ALLIANZ LIFE

Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. We are a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities and individual life insurance.

Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS

[TO BE UPDATED ON AMENDMENT]

The financial statements of Allianz Life Variable Account B as of and for the year or period ended December 31, 2010 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the consolidated financial statements and supplemental schedules of Allianz Life Insurance Company of North America as of December 31, 2010 and 2009 and for each of the years in the three-year period ended December 31, 2010, are included in Part C of the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, also included in Part C, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2010 financial statements and supplemental schedules of Allianz Life Insurance Company of North America refers to a change in the method of evaluating other-than-temporary impairments of fixed maturity securities due to the adoption of accounting requirements issued by the Financial Accounting Standards Board (FASB), as of January 1, 2009. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor.

[TO BE UPDATED ON AMENDMENT]

We pay commissions for Contract sales. Allianz Life Financial passes through most of the commissions it receives to the selling firms. Allianz Life Financial received commissions for contracts issued under Allianz Life Variable Account B in the following amounts during the last three calendar years:

Calendar Year	Aggregate Amount of Commissions Paid to Allianz Life Financial	Aggregate Amount of Commissions Retained by Allianz Life Financial After Payments to Selling Firms
2008	$198,319,091.42	$0
2009	$169,464,504.26	$0
2010	$220,761,073.60	$0

The Allianz ConnectionsSM Variable Annuity Contract SAI – April 30, 2012

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[TO BE UPDATED ON AMENDMENT]

Allianz Life Financial sells contracts issued by Allianz Life primarily through “wholesaling,” in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 975 retail broker/dealers to sell its contracts. As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 46 broker-dealer firms. These payments vary in amount. In 2010, the five firms receiving the largest payments, ranging from $484,593 to $3,290,452, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support.

Firm Name
Cetera Financial Group
LPL Financial Network
National Planning Holdings
The Advisor Group
Wells Fargo Network

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract under Section 72(u) of the Code.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract’s cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a federal penalty tax equal to 10% of the taxable amount.

The Allianz ConnectionsSM Variable Annuity Contract SAI – April 30, 2012

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For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid (which is determined by Treasury Regulations). The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Partial Annuitizations are taxed as partial withdrawals, not as Annuity Payments, until the entire Contract Value has been applied to Annuity Payments. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.

QUALIFIED CONTRACTS

If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract does not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

Types of Qualified Contracts

We may issue the following types of Qualified Contracts.

•
Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% federal penalty tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).

Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% federal penalty tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

•
Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. Inherited IRA Contracts are not currently available under this Contract. However, that may change in the future.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

The Allianz ConnectionsSM Variable Annuity Contract SAI – April 30, 2012

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Qualified Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.

If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

PURCHASING A QUALIFIED CONTRACT

The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

The tax rules regarding qualified plans are very complex and have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.

Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes – Distributions – Qualified Contracts.

The Allianz ConnectionsSM Variable Annuity Contract SAI – April 30, 2012

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DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3)	after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

4)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;

5)	distributions made on account of an IRS levy upon the Qualified Contract;

6)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

7)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;

8)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);

9)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and

10)
a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Income Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70½ or older, you should consult with a tax adviser before taking a partial withdrawal.

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DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Plus Payments are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Plus Payments, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

If you take an annuitization, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) should be treated as annuity payments (and not withdrawals) for tax purposes. Upon annuitization, a portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:

1)	paid on or after you reach age 59½;

2)	paid after you die;

3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4)	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5)	paid as annuity payments under an immediate annuity; or

6)	that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the Income Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Owner dies on or after a Full Annuitization, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Owner’s date of death; and (b) if any Owner dies before a Full Annuitization, the Contract’s entire interest must be distributed within five years after the Owner’s date of death. These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner.

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Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Other rules may apply to Qualified Contracts.

WITHHOLDING

Annuity distribution recipients are generally subject to federal income tax withholding. Recipients can, however, generally choose not to have this tax withheld unless withholding is required in their state.

“Eligible rollover distributions” from qualified plans are subject to a mandatory 20% federal income tax withholding. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except required minimum distributions required by the Code, a series of substantially equal periodic payments made for life or ten years or more, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

DIVERSIFICATION

Code Section 817(h) imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department (Treasury Department). If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. The Code contains a safe harbor provision which provides that annuity contracts, such as this Contract, meet the diversification standards if, as of the end of each quarter, the Contract’s underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

Treasury regulations (Treasury Reg. 1.817-5) amplify the Code’s diversification standards for variable contracts and provide an alternative to this safe harbor provision. We intend that all Contract Investment Options be managed by the investment advisers so that they comply with these diversification standards.

OWNER CONTROL

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to loose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contracts’ features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the Investment Options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.

CONTRACTS OWNED BY NON-INDIVIDUALS

When a Non-Qualified Contract is owned by a non-individual (for example, certain entities other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year. We do not accept corporations as non-individual Owners.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

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INCOME TAX WITHHOLDING

Any part of a distribution that is included in the Owner’s gross income is subject to federal income tax withholding. Generally, we withhold amounts from periodic payments at the same rate as wages, and we withhold 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Code Section 401, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:

•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	required minimum distributions; or

•	any part of a distribution not included in gross income (for example, returns of after-tax contributions); or

•	hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

MULTIPLE CONTRACTS

Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distribution from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES

Code Section 1035 provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. IRS guidance however, confirmed that the direct transfer of a part of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before partial exchanging an annuity contract.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. Qualified Contracts generally cannot be assigned or pledged. The Contract’s tax basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than in their spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s tax basis at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income.

The transfer or assignment of Contract ownership, the designation of an Annuitant, the selection of certain Income Dates, or a Contract exchange may result in other tax consequences that are not discussed here. An Owner should consult a tax adviser before requesting a transfer, assignment, or exchange.

DEATH BENEFITS

Any death benefit is taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

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FEDERAL ESTATE TAXES

While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

ACCUMULATION UNIT VALUES

Each Business Day we determine each subaccount’s accumulation unit value by multiplying the prior Business Day’s accumulation unit value by the net investment factor for the current Business Day. We calculate each accumulation unit value after regular trading on the New York Stock Exchange closes each Business Day. We determine the net investment factor by:

•	Adding declared distributions (daily interest, dividends, long term gains and short term gains) for an Investment Option to its net asset value (NAV).

•	That result is then divided by the NAV the end of the prior business day to determine the overall daily performance in the Investment Option.

•	That calculation is then multiplied by one minus the current Business Day’s mortality and expense risk charge and any additional calendar days since the prior Business Day.

ANNUITY PAYMENTS

We base Annuity Payments on your Contract Value. We guarantee the dollar amount of fixed Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. If you request fixed Annuity Payments, the amount of Contract Value that you apply to fixed Annuity Payments is placed in our general account and does not participate in the Investment Options’ performance. Fixed Annuity Payments are based on an interest rate and mortality table specified in your Contract. Your Contract’s fixed Annuity Payment rates are guaranteed and we cannot use lower rates.

Variable payments are not predetermined and the dollar amount varies with your selected Investment Options’ performance. We use annuity units to determine your variable Annuity Payment amount.

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Annuity Payments end upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period. If we make a lump sum payment of the remaining guaranteed Annuity Payments at the death of the last surviving Annuitant, this portion of the Contract ends upon payment of the lump sum.

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•	When the Contract ends.

ANNUITY PAYMENT OPTIONS

The Annuity Payment Options are briefly described in prospectus section 11 – The Annuity Phase, and we included additional information that you may find helpful here.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Income Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If you take one single Full Annuitization and the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment. Under a Partial Annuitization, if the Annuitant dies before the end of the selected guaranteed period, we make a lump sum payment to the Beneficiary. The lump sum payment is equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the Annuitant’s death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed Annuity Payments on the current value of the annuity units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of the Annuitant’s death and return of the Contract before we make any lump sum payment on a Full Annuitization. There are no additional costs associated with a lump sum payment.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Income Date, the Payee may receive less than your investment in the Contract. This Annuity Option is not available under a Partial Annuitization.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death. Alternatively, the Owner may elect to receive a lump sum payment equal to the present value of the remaining guaranteed Annuity Payments as of the date we receive proof of the last surviving joint Annuitant’s death and a payment election form at our Service Center. For variable Annuity Payments, in most states, we base the remaining guaranteed Annuity Payments on the current value of the annuity units and we use the assumed investment rate to calculate the present value. For fixed payouts, in most states, we calculate the present value of the remaining guaranteed Annuity Payments using the Statutory Calendar Year Interest Rate based on the NAIC Standard Valuation Law for Single Premium Immediate Annuities corresponding to the Income Date. However, some states require us to use different interest rates for variable and fixed payouts for the present value calculation. We require proof of death of both joint Annuitants and return of the Contract before we make any lump sum payment. There are no additional costs associated with a lump sum payment. This Annuity Option is not available under a Partial Annuitization.

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Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. For a fixed payout, the amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.

For variable Annuity Payments, the amount of the refund depends on the current Investment Option allocation and is the sum of refund amounts attributable to each Investment Option. We calculate the refund amount for a given Investment Option using the following formula.

(A) x {[(B) x (C) x (D)/(E)] - [(D) x (F)]}

where:

(A) =	annuity unit value of the subaccount for that given Investment Option when due proof of the Annuitant’s death is received at our Service Center.

(B) =	The amount applied to variable Annuity Payments on the Income Date.

(C) =	Allocation percentage in a given subaccount (in decimal form) when due proof of the Annuitant’s death is received at our Service Center.

(D) =	The number of annuity units used in determining each variable Annuity Payment attributable to that given subaccount when due proof of the Annuitant’s death is received at our Service Center.

(E) =	Dollar value of first variable Annuity Payment.

(F) =	Number of variable Annuity Payments made since the Income Date.

We base this calculation upon the allocation of annuity units actually in force at the time due proof of the Annuitant’s death is received at our Service Center. We do not pay a refund if the total refund determined using the above calculation is less than or equal to zero.

EXAMPLE

•	The Contract has one Owner who is a 65-year-old male. He selects variable Annuity Payments under Annuity Option 5 based on a Contract Value of $100,000 (item “B”).

•	The Owner who is also the Annuitant allocates all the Contract Value to one Investment Option, so the allocation percentage in this subaccount is 100% (item “C”).

•
The purchase rate for the selected assumed investment rate is $6.15 per month per thousand dollars of Contract Value annuitized. Therefore, the first variable Annuity Payment is:  $6.15 x ($100,000 / $1,000) = $615 (item “E”).

•	Assume the annuity unit value on the Income Date is $12, then the number of annuity units used in determining each Annuity Payment is: $615 / $12 = 51.25 (item “D”).

•
The Owner who is also the Annuitant dies after receiving 62 Annuity Payments (item “F”) and the annuity unit value for the subaccount on the date the Service Center receives due proof of death is $10 (item “A”).

We calculate the refund as follows:

(A) x {[(B) x (C) x (D)/(E)] – [(D) x (F)]} = 10 x {[100,000 x 1.00 x (51.25 / 615)] – [51.25 x 62]} =

10 x {[100,000 x 0.083333] – 3,177.50} = 10 x {8,333.33 – 3,177.50} = 10 x 5,155.83 = $51,558.30

ANNUITY UNITS/CALCULATING VARIABLE ANNUITY PAYMENTS

The first variable Annuity Payment is equal to the Contract Value you apply to variable Annuity Payments on the Income Date, divided first by $1,000 and then multiplied by the appropriate variable annuity payout factor for each $1,000 of value for your selected Annuity Option.

We then purchase a fixed number of annuity units on the Income Date for each subaccount of the Investment Options you select. We do this by dividing the amount of the first Annuity Payment among your selected Investment Options’ subaccounts according to your future Purchase Payment allocation instructions. We then divide the Annuity Payment amount in each subaccount by the subaccount’s annuity unit value.

We determine the annuity unit value on each Business Day as follows:

•	we multiply the annuity unit value for the immediately preceding Business Day by the net investment factor for the current Business Day; and

•	divide by the assumed net investment factor for the current Business Day.

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The assumed net investment factor for the current Business Day is one plus the annual assumed investment rate (AIR) adjusted to reflect the number of calendar days that lapsed since the immediately preceding Business Day. We allow an AIR of 3%, 5% or 7% based on your selection and applicable state law.

Thereafter, the number of subaccount annuity units remains unchanged unless you make a transfer. However, the number of annuity units changes if Annuity Option 3 is in effect, one Annuitant dies, and you requested Annuity Payments at 75% or 50% of the previous payment amount. All calculations appropriately reflect your selected payment frequency.

The Annuity Payment on each subsequent payment date is equal to the sum of the Annuity Payments for each subaccount. We determine the Annuity Payment for each subaccount by multiplying the subaccount’s number of annuity units by the annuity unit value on the payment date.

FINANCIAL STATEMENTS

[TO BE UPDATED ON AMENDMENT]

The audited consolidated financial statements of Allianz Life as of and for the year ended December 31, 2010 are included in Part C of the Registration Statement and are incorporated herein by reference. The financial statements should be considered only as bearing upon the ability of Allianz Life to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2010 are also included in Part C of the Registration Statement and are incorporated herein by reference.

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APPENDIX – DEATH OF THE OWNER AND/OR ANNUITANT

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.

UPON THE DEATH OF A SOLE OWNER
Action under the portion of the Contract that is in the Accumulation or Income Phase			Action under any portion of the Contract that is in the Annuity Phase
•
We pay a death benefit to the Beneficiary unless the surviving spouse continues the Contract.(1) If the surviving spouse continues the Contract, they become the new Owner and the Accumulation Phase continues for the remainder of their lifetime.
			•	The Beneficiary becomes the Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If you selected Income Protector with:		•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
	–	single Lifetime Plus Payments, Income Protector and the Income Phase end.		–	Annuity Option 1 or 3, payments end.
	–	joint Lifetime Plus Payments, Income Protector and the Income Phase end unless the surviving spouse who is also a Covered Person continues the Contract.		–	Annuity Option 2 or 4, payments end when the guarantee period ends.
				–	Annuity Option 5, payments end and the Payee may receive a lump sum refund.
			•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
(1)
If the surviving spouse continues the Contract, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment option and due proof of death.

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UPON THE DEATH OF A JOINT OWNER (NOTE: Joint Owners cannot take Partial Annuitizations)
Action under the portion of the Contract that is in the Accumulation or Income Phase			Action under any portion of the Contract applied to Annuity Payments
•	The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries.		•	The surviving Joint Owner becomes the sole Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	We pay a death benefit to the surviving Joint Owner.(1)		•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
•	If you selected Income Protector with:			–	Annuity Option 1 or 3, payments end.
	–	single Lifetime Plus Payments and the Joint Owners were not spouses, Income Protector and the Income Phase end even if the Covered Person is still alive.		–	Annuity Option 2 or 4, payments end when the guarantee period ends.
				–	Annuity Option 5, payments end and the Payee may receive a lump sum refund.
	–	single Lifetime Plus Payments and the Joint Owners were spouses, Income Protector and the Income Phase end unless the surviving spouse is also the Covered Person and he or she continues the Contract.	•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
	–	joint Lifetime Plus Payments, Income Protector and the Income Phase end unless the surviving spouse is also the Joint Owner and he or she continues the Contract.
(1)
If the surviving Joint Owner who is the deceased’s spouse continues, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment option and due proof of death. If both Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries, or the estate of the Joint Owner who died last if there are no contingent Beneficiaries.

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UPON THE DEATH OF AN ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action under the portion of the Contract that is in the Accumulation or Income Phase			Action under any portion of the Contract applied to Annuity Payments
•
If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we treat the death of the Annuitant as the death of an Owner; we pay the Beneficiary(1) a death benefit, and a new Annuitant cannot be named. If you selected single Lifetime Plus Payments under Income Protector, Income Protector and the Income Phase end. If you selected joint Lifetime Plus Payments, Income Protector and the Income Phase end unless the deceased Annuitant’s spouse continues the Contract.
			•	Annuity Payments end or continue as follows.
				–	Annuity Option 1 or 3, payments end.
				–	Annuity Option 2 or 4, payments end when the guarantee period ends.
				–	Annuity Option 5, payments end and the Payee may receive a lump sum refund.
•	If the deceased Annuitant was not an Owner, and the Contract is owned only by an individual(s), we do not pay a death benefit. The Owner can name a new Annuitant subject to our approval.		•	If the deceased was a sole Owner, the Beneficiary becomes the Owner if the Contract continues.
			•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.
•	If the deceased Annuitant was a sole Owner, we pay a death benefit to the Beneficiary unless the surviving spouse continues the Contract.(1)
•
If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. We pay a death benefit to the surviving Joint Owner.(2)

•	If you selected Income Protector with:
	–	single Lifetime Plus Payments and the Contract is solely owned or owned by a non-individual, Income Protector and the Income Phase end.
	–	single Lifetime Plus Payments and the Contract is jointly owned by non-spouses, Income Protector and the Income Phase end even if the Covered Person is still alive.
–
single Lifetime Plus Payments and the Contract is jointly owned by spouses, Income Protector and the Income Phase end, unless the surviving spouse is also the Covered Person and continues the Contract.

	–	joint Lifetime Plus Payments, Income Protector and the Income Phase end, unless the surviving spouse continues the Contract.
(1)
If the surviving spouse continues the Contract, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment option and due proof of death. If the deceased was the Annuitant and the Owner was a non-individual, the surviving spouse becomes the new Owner upon Contract continuation.

(2)
If the surviving Joint Owner who is the deceased’s spouse continues the Contract, we increase the Contract Value to equal the death benefit if that amount is greater than the Contract Value as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment option and due proof of death. If both Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries, or the estate of the Joint Owner who died last if there are no contingent Beneficiaries.

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UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT (NOTE: We only allow joint Annuitants on Full Annuitization)
•	Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Option 3, payments end. Under Annuity Option 4, payments end when the guarantee period ends.	•	No death benefit is payable.
		•	If the deceased was a sole Owner, the Beneficiary becomes the Owner.
		•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

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PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a.	Financial Statements [TO BE FILED BY AMENDMENT]
b.	Exhibits
1.
Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registrant’s Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on June 25, 1996.

2.	Not Applicable
3.	a.
Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3.a. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on December 13, 1996.
(North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.)

b.
Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC, dated June 1, 2010 incorporated by reference as exhibit EX-99B3b. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

c.
The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference as exhibit EX-99.B3.b. from the initial Registration Statement to Registrant’s Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on May 19, 2006.The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.

4.	a.
Individual Variable Annuity "Base" Contract-L40529 incorporated by reference as exhibit EX-99.B4.a. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 9, 2007.

b.
Schedule Pages-S40770-01 to S40816 combined incorporated by reference as exhibit EX-99.B4.c. from Post-Effective Amendment No. 16 to Registrant’s Form N-4 (File Nos. 333-145866 and 811-05618), electronically filed on April 23, 2010.

c.
Schedule Page-S40842 for Income Focus (01.12) incorporated by reference as exhibit EX-99.B4.c. from Post-Effective Amendment No. 4 to Registrant’s Form N-4 (File Nos. 333-169265 and 811-05618), electronically filed on December 21, 2011.

d.
Schedule Pages-Investment Options-S40796-01 to S40805-DP combined incorporated by reference as exhibit EX-99.B4.e. from Post-Effective Amendment No. 16 to Registrant’s Form N-4 (File Nos. 333-145866 and 811-05618), electronically filed on April 23, 2010.

e.
Schedule Page- Investment Options-S40843 for Income Focus (01.12) incorporated by reference as exhibit EX-99.B4.e. from Post-Effective Amendment No. 4 to Registrant’s Form N-4 (File Nos. 333-169265 and 811-05618), electronically filed on December 21, 2011.

f.
Asset Allocation Rider-S40741 incorporated by reference as exhibit EX-99.B4d. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 9, 2007.

g.
Asset Allocation Rider-S40741-02 and S40766-02 combined incorporated by reference as exhibit EX-99.B4.g. from Post-Effective Amendment No. 16 to Registrant’s Form N-4 (File Nos. 333-145866 and 811-05618), electronically filed on April 23, 2010.

h.
Income Protector (08.09) Rider-S40799 incorporated by reference as exhibit EX-99.B4.l. from Post-Effective Amendment No. 16 to Registrant’s Form N-4 (File Nos. 333-145866 and 811-05618), electronically filed on April 23, 2010.

i.
Investment Protector (08.09) Rider-S40801 incorporated by reference as exhibit EX-99.B4.m. from Post-Effective Amendment No. 16 to Registrant’s Form N-4 (File Nos. 333-145866 and 811-05618), electronically filed on April 23, 2010.

j.
Income Focus (01.12) Rider -S40840 incorporated by reference as exhibit EX-99.B4.j. from Post-Effective Amendment No. 4 to Registrant’s Form N-4 (File Nos. 333-169265 and 811-05618), electronically filed on December 21, 2011.

k.
Waiver of Withdrawal Charge Rider-S40749 incorporated by reference as exhibit EX-99.B4.f. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 9, 2007.

l.
Quarterly Value Death Benefit Rider-S40743 incorporated by reference as exhibit EX-99.B4.g. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 9, 2007.

m.
Quarterly Value Death Benefit Rider-S40743-02, S40815, S40816 incorporated by reference as exhibit EX-99.B4.p. from Post-Effective Amendment No. 16 to Registrant’s Form N-4 (File Nos. 333-145866 and 811-05618), electronically filed on April 23, 2010.

n.
Inherited IRA/Roth IRA Endorsement-S40713 incorporated by reference as exhibit EX-99.B4.q. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

o.
Roth IRA Endorsement-S40342 incorporated by reference as exhibit EX-99.B4.l. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

p.
IRA Endorsement-S40014 incorporated by reference as exhibit EX.99-B4.g. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

q.
Unisex Endorsement(S20146) incorporated by reference as exhibit EX-99.B4.h. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

r.
Pension Plan and Profit Sharing Plan Endorsement-S20205 incorporated by reference as exhibit EX-99.B4.i. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

s.
403(b) Endorsement-S30072(4-99) incorporated by reference as exhibit EX-99.B4.k. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

5.	a.
Application for Ind. Var. Annuity Contract-F70035 incorporated by reference as exhibit EX-99.B5.b. from Post-Effective Amendment No. 16 to Registrant’s Form N-4 (File Nos. 333-145866 and 811-05618), electronically filed on April 23, 2010.

b.
Application for Ind. Var. Annuity Contract- F70037 incorporated by reference as exhibit EX-99.B5.b. from Post-Effective Amendment No. 4 to Registrant’s Form N-4 (File Nos. 333-169265 and 811-05618), electronically filed on December 21, 2011.

6.	(i).
The Restated Article of Incorporation of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.i. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

(ii).
The Restated Bylaws of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.ii. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

7.	Not Applicable
8.	a.
22c-2 Agreements incorporated by reference as exhibit EX-99.B8.a. from Post-Effective Amendment No. 20 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 24, 2008.

b.
22c-2 Agreement-BlackRock Distributors, Inc. incorporated by reference as exhibit EX-99.B8.b. from Post-Effective Amendment No. 14 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

c.
Participation Agreement between BlackRock Series Fund, Inc., BlackRock Distributors, Inc., Allianz Life Insurance Co. of North America, and Allianz Life Financial Services, LLC, dated May 1, 2008 incorporated by reference as exhibit EX-99.B8.c. from Post-Effective Amendment No. 14 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

d.
Administrative Services Agreement between BlackRock Advisors, LLC and Allianz Life, dated May 1, 2008 incorporated by reference as exhibit EX-99.B8.d. from Post-Effective Amendment No. 14 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

e.
Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America, dated 11/1/1999 incorporated by reference as exhibit EX-99.B8.e. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

f.
Amendment to Participation Agreement between Davis Variable Account Fund, Inc., Davis Distributors, LLC and Allianz Life Insurance Company of North America dated 5/1/08. incorporated by reference as exhibit EX-99.B8.f. from Post-Effective Amendment No. 14 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

g.
Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.ac. from Pre-Effective Amendment No.2 to Registrant’s Form N-4 (File Nos. 333-120181 and 811-05618), electronically filed on March 30, 2005.

h.
Amendment to Administrative Services Agreement between Franklin Templeton Services LLC and Allianz Life Insurance Company of North America, dated 8/08/2008. incorporated by reference as exhibit EX-99.B8.h. from Post-Effective Amendment No. 14 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

i.
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), and dated 10/1/2003 incorporated by reference as exhibit EX-99.B8.h. from Pre-Effective Amendment No.2 to Registrant’s Form N-4 (File Nos. 333-120181 and 811-05618), electronically filed on March 30, 2005.

j.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Allianz Life Insurance Company of North America and USAllianz Investor Services, LLC (the predecessor to Allianz Life Financial Services, LLC.), dated 5/1/08. incorporated by reference as exhibit EX-99.B8.j. from Post-Effective Amendment No. 14 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 3, 2009.

k.
Participation Agreement between Premier VIT, Allianz Life Insurance Company of North America and Allianz Global Investors Distributors LLC, dated 5/1/2006 incorporated by reference as exhibit EX-99.B8.ai. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

l.
Administrative Service Agreement between OpCap Advisors LLC and Allianz Life Insurance Company of North America, dated 5/1/2006 incorporated by reference as exhibit EX-99.B8.aj. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

m.
Amended and Restated Services Agreement between Pacific Investment Management Company LLC and Allianz Life Insurance Company of North America, dated 01/01/2007 incorporated by reference as exhibit EX-99.B8.u. from Post-Effective Amendment No. 18 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

n.
Amendment dated May 1, 2011 to Investor Services Agreement between Allianz Life Insurance Company of North America and Pacific Investment Management Company dated June 1, 2009 incorporated by reference as exhibit EX-99.B8.n. from Post-Effective Amendment No. 25 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 26, 2011.

o.
Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 12/1/1999 incorporated by reference as exhibit EX-99.B8.i. from Pre-Effective Amendment No.1 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

p.
Amendments to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC, dated 4/1/00, 11/5/01, 5/1/02, 5/1/03, 4/30/04, 4/29/05 incorporated by reference as exhibit EX-99.B8.w. from Post-Effective Amendment No. 18 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

q.
Amendment dated May 1, 2011 to Participation Agreement between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust and PIMCO Investments LLC (formerly Allianz Global Investors Distributiors LLC) dated December 1, 1999 incorporated by reference as exhibit EX-99.B8.q. from Post-Effective Amendment No. 25 to Registrant’s Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 26, 2011.

r.
Amendment dated May 1, 2011 to the Participation Agreement dated December 1, 1999, between Allianz Life Insurance Company of North America, PIMCO Variable Insurance Trust, and PIMCO Investments LLC, incorporated by reference as exhibit EX-99.B8.r. from Post-Effective Amendment No. 2 to Registrant's Form N-4 (File Nos. 333-169265 and 811-05618), electronically filed on October 18, 2011.

s.
Distribution Services Agreement between Allianz Life Insurance Company of North America and Allianz Global Investors Distributors, LLC, dated 01/01/2007incorporated by reference as exhibit EX-99.B8.x. from Post-Effective Amendment No. 18 to Registrant’s Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on April 23, 2007.

t.
Participation Agreement & Amendment between Fidelity Distributors Corporation and Allianz Life Insurance Company of North America, dated 9-29-2010 incorporated by reference as exhibit EX-99.B8.q. from Post-Effective Amendment No. 17 to Registrant’s Form N-4 (File Nos. 333-145866 and 811-05618), electronically filed on December 20, 2010.

9.**	Opinion and Consent of Counsel
10.**	Consent of Independent Registered Public Accounting Firm
11.	Not Applicable
12.	Not Applicable
13.	a.	Power of Attorney incorporated by reference as exhibit EX-99.B13. from Registrant’s Form N-4 (File Nos. 333-169265 and 811-05618), electronically filed on September 8, 2010.
	b.*	Power of Attorney – Walter R. White

*	Filed herewith
**	To be filed by amendment
ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Walter R. White	Director, President and Chief Executive Officer
Giulio Terzariol	Director, Senior Vice President and Chief Financial Officer
Thomas P. Burns	Senior Vice President, Chief Distribution Officer
Neil H. McKay	Senior Vice President, Chief Actuary
Maureen A. Phillips	Senior Vice President, Secretary and General Counsel
Carsten Quitter	Senior Vice President, Chief Investment Officer
Cathy Mahone	Senior Vice President, Enterprise Operations
Nancy E. Jones	Senior Vice President, Chief Marketing Officer
Patrick L. Nelson	Vice President, Chief Suitability Officer
Nicole A. Scanlon	Vice President, Controller
Gary C. Bhojwani	Director and Chairman of the Board
Dr. Helmut Perlet Koniginstr. 80802 Munchen Germany	Director
Michael P. Sullivan 500 IDS Center 80 South 8th Street Minneapolis, MN 55402	Director
Dale E. Lauer 14103 205th Ave. NE Woodinville, WA 98077	Director

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Insurance Company organizational chart is incorporated by reference from Registrant's Pre-Effective No. 1 to Form N-4 File Nos. 333-171427 and 811-05618 filed electronically on April 7, 2011.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of January 31, 2012 there were 1,838 qualified and 847 non-qualified Allianz Connections Contract Owners with Contracts in the Separate Account.

ITEM 28. INDEMNIFICATION

The Bylaws of the Insurance Company provide:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(a)
Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)
serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)
for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)
for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)
in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:
(a)
Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)
Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)
Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:
(a)	"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)
"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)
"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

a.	Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
Allianz Life Variable Account A
Allianz Life of NY Variable Account C
b.	The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Robert DeChellis	Governor, Chief Executive Officer and President
Thomas Burns	Governor
Kristine Starkman	Chief Compliance Officer
Jasmine Jirele	Chief Operating Officer and Senior Vice President
Angie Forsman	Vice President, Chief Financial Officer
Robert Densmore	Senior Vice President
Corey Walther	Senior Vice President
Michael Brandriet	Senior Vice President
Jennifer Sosniecki	Money Laundering Prevention Officer
Michael G. Brennan	Vice President, Compliance
Steve Miller	Assistant Vice President
Theodore C. Cadwell, Jr.	Secretary
Tracy M. Hardy	Assistant Secretary

c.	For the period 1-1-2011 to 12-31-2011 [TO BE UPDATED BY AMENDMENT]
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$_______________	$0	$0	$0
The $___________ that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Allianz Life Insurance Company of North America, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32. UNDERTAKINGS

a.
Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.
Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

c.	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS

Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:

1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of North America on behalf of the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis and State of Minnesota, on this 16th day of February, 2012.

ALLIANZ LIFE VARIABLE ACCOUNT B

(Registrant)

By: ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Depositor)

By: /s/ STEWART D. GREGG

Stewart D. Gregg

Senior Securities Counsel

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

(Depositor)

By: WALTER R. WHITE**

Walter R. White

President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 16th day of February, 2012.

Signature	Title
Gary C. Bhojwani*	Director and Chairman of the Board
Walter R. White**	Director, President & Chief Executive Officer
Giulio Terzariol*	Director, Senior Vice President and Chief Financial Officer
Dr. Helmut Perlet*	Director
Michael P. Sullivan*	Director
Dale E. Lauer*	Director

*	By Power of Attorney incorporated by reference as exhibit EX-99.B13. from Registrant’s Form N-4 Initial Filing (File Nos. 333-169265 and 811-05618), electronically filed on September 8, 2010.
**	By Power of Attorney filed as Exhibit 13.b to this Registration Statement.

By: /s/ STEWART D. GREGG

Stewart D. Gregg

Senior Securities Counsel

EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 7

TO FORM N-4

(FILE NOS. 333-169265 AND 811-05816)

ALLIANZ LIFE VARIABLE ACCOUNT B

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

INDEX TO EXHIBITS
EX-99.B9.	Opinion and Consent of Counsel [TO BE FILED BY AMENDMENT]
EX-99.B10.	Consent of Independent Registered Public Accounting Firm [TO BE FILED BY AMENDMENT]
EX-99.B13.b	Power of Attorney – Walter R. White